Listing Report:Supplement No. 96 dated Nov 09, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 259904
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1977	Debt/Income ratio:	36%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	23	Length of status:	9y 6m
Amount delinquent:	$0	Revolving credit balance:	$8,614	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	22%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	9
Screen name:	danke	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	33 ( 100% )	640-659 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	600-619 (Nov-2007) 600-619 (Jan-2007)
Principal balance:	$579.13	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
second prosper loan
Hello, I am trying to get my second Prosper loan. I need the funds for major dental work. I have been with the same company for 9 and I/2 years and my pay is on direct deposit. Also I only have 3 payments left on my first Prosper loan.?I currently have no problems making payments. Thanks
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 296218
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,950.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.24%	Starting borrower rate/APR:	12.24% / 14.37%	Starting monthly payment:	$498.27

Auction yield range:	4.29% - 11.24%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.10%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1998	Debt/Income ratio:	30%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$15,919	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	jessross	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	760-779 (Latest)
Principal borrowed:	$9,825.00	< mo. late:	0 ( 0% )	700-719 (Aug-2007)
Principal balance:	$3,350.94	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Pay Off High Interest Credit Cards
Purpose of loan:
I will be using this loan to consolidate my higher interest rate balances into one steady monthly payment, enabling me to pay off these debts within 36 months.? With the current volatility of the credit card companies and their interest rates, I would prefer to obtain a fixed rate here at Prosper.

My financial situation:
I have a secure position with excellent pay at a reputable Silicon Valley company.? I just received an $11,000 raise.? I am also currently taking training and certification exams to receive another promotion and pay raise next year.? I make all my credit card payments on time.? I currently have a Prosper loan that will be paid off in 2010.? My payments for this loan have also always been on time.

This loan will be used to consolidate credit cards with interest rates ranging from 19.99% to 29.99%.? The payments to these cards currently total $504.? Depending on the final interest rate, this loan will lower my monthly payment.? More importantly though, it will provide a fixed interest rate and definite end date for paying off.

Monthly net income: $ 4,700

Monthly expenses: $ 3,307
??Housing: $ 1,530
??Car expenses: $ 95
??Utilities: $ 50
??Phone, cable, internet: $ 50
??Food, entertainment: $ 175
??Household expenses $ 100
??Credit cards and other loans: $ 867
??Daycare: $ 440

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 324386
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.94%	Starting borrower rate/APR:	11.94% / 14.07%	Starting monthly payment:	$282.08

Auction yield range:	4.29% - 10.94%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-2001	Debt/Income ratio:	14%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	11y 8m
Amount delinquent:	$0	Revolving credit balance:	$9,411	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	fourwhits	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off High Interest Credit Cards
Purpose of loan:
To consolidate 3 credit cards that have raised their rates.

The credit cards are:
Belk????? 26.49%? $675 Balance ? $50 Payment
Chase ? 29.99% $5800 Balance $220 Payment
Chevron 29.99% $1700 Balance $120 Payment
Total????????????? ?? $8175 Balance $390 Payment ?

New Loan: Payment $282.08 Savings $107.92 per month.

This loan will save me money on interest as well as payment. The savings in payment will be applied to my other debt with higher interest to pay it off as quickly as possible. My husband and I have a plan to be debt free within 3 years.

As you can see by my credit score I pay all my bills.

I have never borrowed on Prosper before but my husband has payed off one loan and recently took out another one for the same reason as mine.

Thank you and God bless.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418260
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.29%	Starting borrower rate/APR:	12.29% / 14.43%	Starting monthly payment:	$400.24

Auction yield range:	11.29% - 11.29%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.05%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1992	Debt/Income ratio:	30%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$94,929	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	vigilance-plum	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off car,credit cards
Purpose of loan:
This loan will be used to? for paying off auto, and paying down revolving credit card debt( account will be closed).

My financial situation:
I am a good candidate for this loan because? I have very good job stability, and I have a spotless credit profile for 20 plus years of credit.

Monthly net income: $ 3262

Monthly expenses: $
??Housing: $ 1550
??Insurance: $ 300
??Car expenses: $ 560
??Utilities: $ 300
??Phone, cable, internet: $ 85
??Food, entertainment: $ 50
??Clothing, household expenses $ 200
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431416
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$164.35

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1989	Debt/Income ratio:	14%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	6y 7m
Amount delinquent:	$0	Revolving credit balance:	$29,948	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	marketplace-whomper	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Would I do it again? Yes.
Purpose of loan:
This loan will be used to? pay closing costs, etc. to finalize sale of my house. Pay first month's rent and deposit to move my family into apartment. Agent thinks we'll need over $1000 at closing, and the apt available?is $1200 rent, and same for deposit. I bought my wifes share of our house when she filed for divorce, so our 7 year old could have some stability. It's been 3 years and he's now a well-adjusted 10 yr old looking forward to moving into a new apt. Unfortunately I've burned through my savings and lived off credit to stay in this house this long. Was it a smart move financially? Probably not. Would I do it again. Yes. ??

My financial situation:
I am a good candidate for this loan because... i've never been late on a payment or missed a payment- to anyone. Will be repaid quickly because rent payment is less than mortgage payment and utilities are lower, so will have extra $$$ available to pay down loan.

Monthly net income: $ 3300

Monthly expenses: $
??Housing: $ 1700
??Insurance: $ 100
??Car expenses: $ 0
??Utilities: $ 300
??Phone, cable, internet: $ 100
??Food, entertainment: $ 800
??Clothing, household expenses $
??Credit cards and student loans: $?700
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431458
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,900.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.09%	Starting borrower rate/APR:	18.09% / 20.30%	Starting monthly payment:	$285.96

Auction yield range:	6.29% - 16.09%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1992	Debt/Income ratio:	28%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	62	Length of status:	12y 9m
Amount delinquent:	$0	Revolving credit balance:	$90,744	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	community-pear	Borrower's state:	Delaware	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan:
This loan will be used to make improvements to house.

My financial situation:
I am a good candidate for this loan because I have good credit and have never been late on payments.? I work for state government which is very secure in this economy.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431564
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$198.84

Auction yield range:	4.29% - 17.00%	Estimated loss impact:	2.17%
Lender servicing fee:	1.00%	Estimated return:	14.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-2004	Debt/Income ratio:	24%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$2,623	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Mandy605	Borrower's state:	Michigan	Borrower's group:	Socorro Capital Partners
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 92% )	700-719 (Latest)
Principal borrowed:	$9,000.00	< mo. late:	1 ( 8% )	660-679 (Aug-2008) 640-659 (Jul-2008) 660-679 (Jun-2008)
Principal balance:	$5,232.84	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Refinancing First Prosper Loan
Purpose of loan:
This loan will be used to?Refinance my existing Prosper Loan.

My financial situation:
I am a good candidate for this loan because?I have had the existing loan for over a year now and have never once paid late and have always paid over the minimum payment.? During the last six hours of my listing, Prosper's site was unavailable due to some site construction.? I truly feel that my interest rate would have been bid down significantly had there not been an issue with the site.

Since this loan went through, a lot of great things have happened for me.? First, I was able to pay of a very hindering, high-interest credit card.? I now have seen my credit score increase little by little every month!? I've also finally?gotten engaged to my boyfriend of over 7 years.? We are getting married in March and are fortunate that all of our wedding expenses can be paid without having to use one credit card.? I've also got hired into a great company where I have wonderful benefits and a high pay.

These days, every single penny counts and this refinance loan will help put a little more money back in my pocket.? I truly appreciate any bids that anyone has to offer and am open to any questions that anyone has for me!

Thank you so much in advance!

Monthly income: $3,250 (after taxes and benefit contributions)
My living arrangement has not changed.? I still live at home and plan to until the wedding day (I come from a very strict Catholic household).? I help out by paying the monthly association fee for our condo along with groceries every now and then.

Monthly expenses: $2,082
??Housing: $160?(my contribution)?
??Car expenses: $600 (Car payment, insurance & gas)
??Cell Phone: $60
??Food, entertainment: $600
??Household expenses $100
??Credit cards and other loans: $50?
? Prosper Loan: $372?(I've been paying $450)?
??Monthly IRA Contribution: $100
? Gym Membership: $40

? Remaining Income is going towards savings and expenses?for the wedding and maybe a house one day??
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431836
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$163.55

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1997	Debt/Income ratio:	23%
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	8y 8m
Amount delinquent:	$0	Revolving credit balance:	$15,012	Occupation:	Bus Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	irishforever	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
AGGRESSIVE PROMOTIONAL CAMPAIGN
My business will be launching a new direct marketing campaign and has fallen just shy of the projected cost. This $5000 must be for promoting my business to the right market niche with time tested, effective, sequential timing techniques.

I expect profits to soar well above this small loan amount and in any case, I will have no problem paying it back. I have an overwhelming willingness to pay back my debt. I take responsibility for any debt that I owe.

I am a good candidate for this loan because I am a motivated entrepreneur with great mentors. I'm tired of living paycheck to paycheck. I need to do something about it. Starting my own business is just the beginning.

This loan will help me to move beyond self-imposed boundaries within the marketing world and unleash my money making potential. I need a little help from you to accomplish these goals.

Thank You.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432090
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$163.30

Auction yield range:	17.29% - 26.00%	Estimated loss impact:	19.50%
Lender servicing fee:	1.00%	Estimated return:	6.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1998	Debt/Income ratio:	11%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	16	Length of status:	5y 11m
Amount delinquent:	$4,717	Revolving credit balance:	$1,037	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	thorough-peace	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Repairs!
Purpose of loan:
To repair my viechle,It's much cheaper to fix then to buy a new one.
My financial situation:
I can afford? a monthly payment but not a huge chunk at once.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432092
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.65%	Starting borrower rate/APR:	25.65% / 27.97%	Starting monthly payment:	$200.52

Auction yield range:	11.29% - 24.65%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	14.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1988	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$21,297	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$0
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Myfirstmillion	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	700-719 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	0 ( 0% )	720-739 (Jun-2008) 780-799 (Nov-2007) 780-799 (Oct-2007)
Principal balance:	$4,065.97	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Business use
Purpose of loan:
This loan will be used?for buying equipment for a business

My financial situation:
Hi i am a mechanic, and would like to start my own business.?I am trying to buy some more shop equipment.?I already have my own tools and everything. the main thing i will need will be a scan tool, parts washer and a lift, i have some money already put aside for this, and i just sold my corvette to free up some more money, the note on my corvette was $590.53 plus insurance so i will have no problem paying back this loan, i know my credit card debt looks kinda scary but that is the only debt i have other than my other prosper loan, and im never late on a payment in fact im actually ahead on my other prosper loan and i was 3 months ahead on my corvette when i sold it, and i am working on a debt plan on my credit card to get out of credit card debt with in the next 3 years cause it is hurting my credit score and my prosper rating. if you have any questions please ask. thank you for considering funding my loan
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432114
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,300.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$104.04

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1989	Debt/Income ratio:	21%
Credit score:	640-659 (Oct-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	11y 11m
Amount delinquent:	$0	Revolving credit balance:	$61,965	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	unequaled-velocity7	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need a little personal help
Purpose of loan:
This loan will be used to?
I will be using this loan to to pay off a payday loan, and bring home my wife?
My financial situation:
I am a good candidate for this loan because?
I always pay off my debt-no matter what, I will do whatever it takes to protect my credit, I already work 2 jobs and to protect your investment in me- I will NOT let you down
Monthly net income: $
my net income from my 2 jobs is approx. 1900.00
Monthly expenses: $
??Housing: $ 745.00/400.00
??Insurance: $ auto ins-168.00
??Car expenses: $ none other than gas
??Utilities: $ 150.00
??Phone, cable, internet: $ 75.00
??Food, entertainment: $ 250.00
??Clothing, household expenses $ 0.00
??Credit cards and other loans: $ 460.00
??Other expenses: $ 0.0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432120
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1998	Debt/Income ratio:	25%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$1,460	Occupation:	Psychologist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	pound-enjoyment	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt
Purpose of loan:
This loan will be used to consolidate my credit card debt and pay off some living expenses.

My financial situation:
I am a good candidate for this loan because I am a responsible payee and dedicated to attain my financial goals.? I have experienced many challenging financial moments that have held me from achieving these goals.? I am now apart of a great community-based organization called EARN that has referred me to this resource.?

Monthly net income: $ 3066

Monthly expenses: $ 2900
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432132
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.09%	Starting borrower rate/APR:	16.09% / 18.27%	Starting monthly payment:	$140.81

Auction yield range:	6.29% - 15.09%	Estimated loss impact:	5.26%
Lender servicing fee:	1.00%	Estimated return:	9.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1994	Debt/Income ratio:	24%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$5,379	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	30%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	currency-demon	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 100% )	740-759 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	640-659 (Oct-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
investing in physical silver
Purpose of loan:
This loan will be used to:? invest in physical silver -- to lock in?investment at current prices.

My financial situation:
I am a good candidate for this loan because I have good credit; small loan amount; stable income; loan is backed by hard asset.?

Monthly net income: $ 4,750

Monthly expenses: $
??Housing: $?690
??Insurance: $?80
??Car expenses: $?206
??Utilities: $?200
??Phone, cable, internet: $ 190
??Food, entertainment: $?500
??Clothing, household expenses $ 200
??Credit cards and other loans: $?240
??Other expenses (GAS!): $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432140
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.55%	Starting borrower rate/APR:	26.55% / 28.88%	Starting monthly payment:	$568.18

Auction yield range:	11.29% - 25.55%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-2005	Debt/Income ratio:	39%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$14,940	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	39%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	treasure-carnation	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business use epquipment snow plow

Purpose of loan:
This loan will be used to purchase a used vehicle for strictly business use. Specifically used for plowing, transporting supplies for property preservation projects and landscaping. My company does the grounds keeping and property preservation of bank owned properties (foreclosures) and we are responsible for keeping the properties accessible for realtors, inspectors, etc. Also we subcontract work for various cities having vacant properties.... The third aspect of the business is the property management aspect of the business where we take percentage of the rents and do the marketing, collecting of rents, responding to various problems that may arise and interviewing and selecting tenants for our clients... This Truck will carry a salt spreader, plow and supplies to these properties allowing us to get the job done more efficiently...

We are hard working individuals, Chasing the American Dream, While expanding our range of services offered and creating jobs one at a time....

My financial situation:
I am a good candidate for this loan because? I am an individual who is looking expand my business, I not only have experience in business but through those experiences and the experiences of my mentors I have a simple business model which keeps expenses minimal and seeks to optimize cash flow. I have sufficient cash reserves to pay for this loan amount, however I find it more cost effective to use a loan to finance the purchase of this equipment and not pay such a large amount of available capital at once.

My personal debt: Credit cards... Amex: limit 18k owe 5500 10.24%, 3k is business debt, master card, limit 2800 bal 1600 1.99% rate for life, visa, limit 7800, balance 800, 14.99% visa 500 limit $50 balance best buy 2500 limit 1400 balance 0% 36 months...

Negatives in credit report:
University of Toledo was delinquent in 2006, My understanding of this agreement was that as long as I made 10% payments on this loan it wouldn?t be sent to collections however when I viewed my credit score through the monitoring service I used I was surprised to see it listed as seriously delinquent on my file, I immediately paid the remaining balance the day it was reported to the credit bureaus....
Length of history is only 5 years almost 6 years.
These are the only negatives.
Monthly net income: $
$2300myself, wife $1600
Monthly expenses: $
Housing: $ mortgage 475
Insurance: $ 134
Car expenses: $ 0 2003 Tahoe z71 90k miles blue book value 15k paid cash several months ago
Utilities: $ 250
Phone, cable, internet: $ 100
Food, entertainment: $ 150
Clothing, household expenses $ n/a
Credit cards and other loans: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432150
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$189.99

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1976	Debt/Income ratio:	70%
Credit score:	640-659 (Oct-2009)	Current / open credit lines:	16 / 9	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	43	Length of status:	10y 3m
Amount delinquent:	$185	Revolving credit balance:	$2,730	Occupation:	Bus Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	12	Homeownership:	No
Inquiries last 6m:	4
Screen name:	dime-holly	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need to buy a Used car for my Son
Purpose of loan:
The purpose of this loan is for I can buy a good used car for my son who needs it for College. About $4,000 will be used to buy a car. He was not able to get financial aid this year so it was up to me to provide to help him. I know i am a high risk, but i would like to also improve my score with prosper for future use

My financial situation:
I have been Employed by the school's districts transportation for over 11 years.? I also receive? S.S. My son will also help pay for this + My oldest son who has a secured job, monthly income and is willing to help if something goes wrong.

Monthly net income: $
2000
Monthly expenses:

??Car expenses: $ 0
??Utilities: $ 350
??Phone, cable, internet: $170
??Food, entertainment: $ 150
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 100
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432156
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1996	Debt/Income ratio:	16%
Credit score:	660-679 (Oct-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	39	Length of status:	4y 5m
Amount delinquent:	$1,057	Revolving credit balance:	$12,315	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	justice-magnifico	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Mother Nature induced House Repairs
Purpose of loan:
This loan will be used to fix my roof due to an unexpected accident

My financial situation:Very Stable
I am a good candidate for this loan because?I have a tenured position in my employment, therefore, solid job security

Monthly net income: $ $6100

Monthly expenses: $
??Housing: $1800
??Insurance: $150
??Car expenses: $621
??Utilities: $200
??Phone, cable, internet: $150
??Food, entertainment: $200
??Clothing, household expenses $100
??Credit cards and other loans: $700
??Other expenses: $300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432162
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-2001	Debt/Income ratio:	70%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$11,963	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	mighty-return536	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a used car for the family
Purpose of loan:
This loan will be used to? purchase a used car

My financial situation:
I am a good candidate for this loan because?I am in good standing with all of my bills

Monthly net income: $?900 to 1200 a month depending on the amount of houses I clean

Monthly expenses: $ I pay the grocerys? and the cable and the electric bills only
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432174
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.29%	Starting borrower rate/APR:	12.29% / 14.43%	Starting monthly payment:	$250.15

Auction yield range:	11.29% - 11.29%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.05%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1994	Debt/Income ratio:	30%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	40	Length of status:	5y 5m
Amount delinquent:	$255	Revolving credit balance:	$32,942	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	courteous-nickel	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Citi Card
Purpose of loan:
Pay off high intrest credit card?

My financial situation:
I have a steady job with good income. I am just trying to lower my intrest rate. I am planing to pay this amount ($7500) in one tear or less.

Monthly net income: $
Gross: $8096.40 per month
net (after taxes, insurances, 401K, medicare and social Security): $40757.14 per month

Monthly expenses: $
??Housing: $1550.00 per month?
??Insurance: $77.50
??Car expenses: $ 150.00 to 180.00 including gass
??Utilities: $ 180.00 to 240.00
??Phone, cable, internet: $?90.00 to 120.00
??Food, entertainment: $ 300.00 to 400.00
??Clothing, household expenses $ 300.00 to 400.00
??Credit cards and other loans: $ 900.00
??Other expenses: $ 50.00 to 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432180
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.94%	Starting borrower rate/APR:	11.94% / 14.07%	Starting monthly payment:	$265.49

Auction yield range:	4.29% - 10.94%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1990	Debt/Income ratio:	56%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$8,081	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	23%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	DDH61	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	760-779 (Latest)
Principal borrowed:	$14,500.00	< mo. late:	0 ( 0% )	800-819 (Feb-2008) 800-819 (Jan-2008)
Principal balance:	$7,265.18	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Consolidate Debt
Purpose of loan:
This loan will be used to? pay off 2 credit cards and make one payment.

My financial situation:
I am a good candidate for this loan because?as you can see by my profile, I am very responsible when it comes to paying my bills. I am a lender on Prosper and at this time I have?13 active loans. Thanks for considering.

Net Income(not including?Wife)- 3600.00
Monthly Debt:
Housing- 587.00
Truck Note- 573.00?
Camper- 300.00
Utilities/Cable- 335.00
Credit Cards- 300.00
Gas/Grocery- 600.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432186
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	36.00% / 38.47%	Starting monthly payment:	$366.43

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-2001	Debt/Income ratio:	13%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	30	Length of status:	10y 0m
Amount delinquent:	$572	Revolving credit balance:	$3,508	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	orange-majestic-yield	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAY OFF REVOLVING ACCOUNTS

Purpose of loan: This loan will be used to? PAY OFF CREDIT CARDS SO I CAN RAISE MY CREDIT SCORE. THESE CARDS WERE RUN UP DUE TO REMODELING OF ONE OF MY HOUSES WHICH I RECENTLY GAINED FULL OWNERSHIP OF AFTER A LONG COURT LITIGATION FOR REALESTATE PARTITION. I UNFORTUNATELY HAD TO PAY $20K IN ATTORNEY FEES IN THE LAST YEAR TO WIN THE CASE. I WANT TO RAISE MY SCORE SO I CAN REFINACE MY MORTGAGES FOR LOWER INTEREST RATES AND LOAN CONSOLIDATION. THIS WILL LOWER MY MONTHLY PAYMENTS.My financial situation:
I am a good candidate for this loan because? I AM A VERY HARD WORKING AND RESPONSIBLE PERSON. I HAVE A GOOD, SECURE JOB IN HEALTH CARE AND I EARN GOOD MONEY. I OWN 2 HOMES, ONE WITH 1 ACRE AND ONE WITH 6.5 ACRES THAT IS DIVIDABLE INTO 4 ADDITIONAL HOMESITES. I ALSO OWN ANOTHER 4 ACRES OF RAW LAND THAT CAN BE DIVIDED INTO 4 MORE HOMESITES. I HAVE A FAR AMOUNT OF EQUITY, JUST A LOW CREDIT SCORE DUE TO CREDIT CARDS USAGE. I AM VERY RESPONSIBLE ABOUT PAYING MY BILLS. NO LATE PAYS. MY CREDIT IS CLEAN.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432192
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$723.78

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	13	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$13,182	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	44%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	0
Screen name:	soulful-exchange4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
business acquisition
Purpose of loan:
This loan will be used to?
purchase the grocery store that I work for. The owner is looking to move back home and has agreed to sell me the store at a discount.
My financial situation:
I have good credit and a stable financial situation. I pay my bills on time and even managed to save a few even while putting myself through college.
I am a good candidate for this loan because?
I understand the reasoning behind working hard to accomplish your dreams. I"m 35 years old and have a fiance and a two year old daughter. Also, I recently graduated from San Francisco State University. It was tough returning to college after dropping out so many years before, and it was harder to stay with a newborn in the house. However, looking into her eyes made my boot-straps all the more tighter. I confess. I never saw myself as a store owner, but as the weeks have gone by, I row more and more used to it.I have worked for this store for over three (3) years as assistant manager. My duties include cashiering, stocking/restocking, inventory, and purchasing.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432210
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.69%	Starting borrower rate/APR:	8.69% / 9.03%	Starting monthly payment:	$94.97

Auction yield range:	3.29% - 7.69%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-1999	Debt/Income ratio:	2%
Credit score:	860-879 (Nov-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$2,325	Occupation:	Principal
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	4%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	MattProsper	Borrower's state:	California	Borrower's group:	BuildingTree
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reinvest in Prosper, help others
Purpose of loan:
This loan will be used to reinvest in Prosper community, help others.

My financial situation:
????? I have more than enough to pay this off.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432236
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$24,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,121.85

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	38	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$71,221	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	pampell1	Borrower's state:	Texas	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	7 ( 100% )	740-759 (Latest)
Principal borrowed:	$25,000.00	< mo. late:	0 ( 0% )	640-659 (Feb-2007) 640-659 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	7
Description
Thriving Business Expansion
My wife and I are in the process of expanding our rapidly growing restaurant distribution company.? Over the past few years,?the company?has built a solid reputation in the mainstream market by exceeding both the pricing and service expectations of our customers.? Our focus has gradually shifted to the mid?/ high level markets including several?well known "chain" entities.??This?rapid growth has brought upon the requirement for additional funding to support inventory needs.? Most of these accounts require 30 day terms,?leading to a considerable amount of time between "payment out to vendor" and "payment in from customer".? The funding of this loan will assist with the necessary cash flow to support the?needs of?these new clients.?? The capital injection to date for this business is close to $250K, which has been paid via our Personal Savings, Checking Accounts and funds that the business has profited to date.?

My wife and I?also own a mortgage processing and fulfillment corporation that helps us to generate a household income of over $160K.? We have a solid A+ history with Prosper, already paying off a $25K loan with no late pays.? Personal credit bureaus are flawless (750 scores).? The D&B credit rating for both of our businesses are an 80 (which is excellent).Your ?temporary contribution? to our continued success is more than appreciated.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432244
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$24,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,085.66

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-1992	Debt/Income ratio:	38%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	27	Length of status:	0y 5m
Amount delinquent:	$71,749	Revolving credit balance:	$1,868	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	23	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	SweetTea08	Borrower's state:	NorthCarolina	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	34 ( 97% )	640-659 (Latest)
Principal borrowed:	$12,000.00	< mo. late:	1 ( 3% )	680-699 (Aug-2008) 680-699 (Nov-2006)
Principal balance:	$410.18	1+ mo. late:	0 ( 0% )
Total payments billed:	35
Description
Consolidate and help family member
Purpose of loan:
consolidate debt and help a family member.

My financial situation:
I am a good candidate for this loan because I am in good standing with current Prosper loan with only one payment remaining.

Monthly net income: $ 6,723.72? child support $3,000? payroll $3,723.72

Monthly expenses: $
??Housing: $ 1,600
??Insurance: $ 90
??Car expenses: $ gas 90
??Utilities: $ 202.13
??Phone, cable, internet: $ 178
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 476
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432246
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	25.52%	Starting borrower rate/APR:	26.52% / 30.46%	Starting monthly payment:	$40.57

Auction yield range:	8.29% - 25.52%	Estimated loss impact:	7.11%
Lender servicing fee:	1.00%	Estimated return:	18.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1997	Debt/Income ratio:	17%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	17 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	12y 3m
Amount delinquent:	$0	Revolving credit balance:	$8,512	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	tiger65	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	16 ( 94% )	680-699 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	1 ( 6% )	560-579 (Mar-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Car repair, roof repair
Purpose of loan:
This loan will be used to?repair car, roof?

My financial situation:
I am a good candidate for this loan because? I have never been late or missed a payment on any loans, or credit cards.? My Credit score might be lower than indicated because I have requested a credit line increase on my citi credit card.? I'm not sure how to change or edit my employment information.? I have been retired since Jun 2009.? My monthly income is Social?Security - 1097.??Government Pension - 2016.??

Monthly net income: $

Monthly expenses: $
??Housing: $ 1197
??Insurance: $ 77
??Car expenses: $ 50
??Utilities: $ 220
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 200
??Clothing, household expenses $ 20.00
??Credit cards and other loans: $ 144.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432250
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-2000	Debt/Income ratio:	22%
Credit score:	600-619 (Nov-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$3,536	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	117%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	4
Screen name:	lesfull	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	12 ( 80% )	600-619 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	3 ( 20% )	600-619 (Dec-2007) 560-579 (Jun-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Bought new fixer-upper
Purpose of loan:
This loan will be used to complete repairs on our new home. The home was appriased for $130K and with a little bit of TLC it will increase to $150K. We need to redo the kitchen which I plan on doing myself to save money and the master bath. We also need to redo the floor as the previous owner had cats that used the entire home as cat box so it is not livable right now.

My financial situation:
I am a good candidate for this loan because I just purchased a home which can make ones?credit go down, but my other tri-merged scores are over 640.?Other than a six month period 2 years ago when I went on temporary disability, I have never been late on a single payment for anything. I have also had a previous loan on prosper which was paid on time and eventually paid off early with a tax return that we received. We plan on doing the same thing here.

Monthly net income: $ 3200

Monthly expenses: $?2588
??Housing: $ 806
??Insurance: $ 76
??Car expenses: $ 312
??Utilities: $?75
??Phone, cable, internet: $ 200 (we use the phone for business purposes so it can get expensive)
??Food, entertainment: $ 400
??Credit cards and other loans: $ 64
??Savings: $500
? Gas: $125
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432252
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$941.88

Auction yield range:	17.29% - 20.00%	Estimated loss impact:	19.13%
Lender servicing fee:	1.00%	Estimated return:	0.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1992	Debt/Income ratio:	28%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$13,913	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	best-astute-investment	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Great Opportunity For Expansion
Purpose of loan:
This loan will be used to fund my second store.? I have been in the wireless industry for 12 years and recently went into?business for myself.? I've started a franchise type store and have had above average success.?Due to that success,?we?now have a great opportunity to expand.? This loan will be used to fund additional build out and operating?cash flow.?We have experience above average success and have been offered other locations.

My financial situation:
I am a good candidate for this loan because I have good credit and ability to repay.? Profits from first store will easily cover my current expenses and the additional expense to repay this loan.? We have a very detail plan for growth and the second location is expected to produce 50% more income than the first.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432256
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.01%	Starting borrower rate/APR:	15.01% / 17.18%	Starting monthly payment:	$242.69

Auction yield range:	4.29% - 14.01%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1988	Debt/Income ratio:	44%
Credit score:	760-779 (Oct-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	24y 3m
Amount delinquent:	$0	Revolving credit balance:	$66,634	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	loan-saga	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards!
Purpose of loan:
After getting divorced I found myself having to rely on credit cards more often than I would have liked.? With the amount of alimony and child support I had to pay my ex-wife there wasn't enough left for me.? Now, I am finished "paying off" the ex-wife and can start paying off my credit cards easier.? I'd like a peer-to-peer loan for others who may be empathetic to my situation.?

My financial situation:
I am a good candidate for this loan because I am retiring?after a 25 year career in the military and have secured a job as a contractor in the Middle-East for the next two+ years.? With my retirement pay and the tax-free income I'll be receiving overseas you can feel very confident in my abilities to pay back the loan.? I will not have any house payment/rent or vehicle payments?- as housing?and a vehicle are both?provided. Although in the past I have created a lot of debt I am dedicating my income over the next couple of years to becoming 100% DEBT FREE.

I have had a house in Colorado for the past six years which has sold and we will be closing on it the end of November. Right now me and my ex-wife have been splitting the mortgage payment.? As of 1 December I will be free of that monthly expense as well - $750.

Thank you for your consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432264
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$212.26

Auction yield range:	17.29% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1983	Debt/Income ratio:	35%
Credit score:	720-739 (Oct-2009)	Current / open credit lines:	22 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	12y 5m
Amount delinquent:	$0	Revolving credit balance:	$76,642	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	listing-liberator5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off home renovation debt
Purpose of loan:
To pay off additional credit cards that were not paid off after I refinanced our home in late August of this year. The lender required we pay off two car loans instead, leaving me with additional balances on credit cards.

My financial situation:
I have been employed by Office Depot Contract division as a successful major accounts manager since 97.?I have never been late?or in default on any credit?lines,credit cards, auto loans, or mortgages.?After I refinanced and paid off 20,000 in credit card loans my?credit limits were reduced and 2 of my American Express cards were?cancelled by the lender. Unfortunately this has caused my credit score to drop from a score of 740 last year.?I am a hard working and responsible individual and hope you will consider my request. Thank you.

My income 80,000+ year
Husband's income 90,000+ year
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432266
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$102.72

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1999	Debt/Income ratio:	16%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$16,830	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	obedient-duty	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for my last quarter!
Purpose of loan:
This loan will be used to fund the last quarter of my education.? It will help finish what I started.? I do not want to have to drop out for the last quarter because I was unable to fund it.?

My financial situation:
I am a good candidate for this loan because I am very responsible and take my education seriously and in anything I do.? I have worked full time throughout my education and have taken care of my siblings and my Mom.? Unfortunately, my finanical aid fell short my final quarter and I am trying every option to find funding to finish my final quarter.? I work hard to help the family and know in the end that I wil achieve the goals that I have set for myself.?

Monthly net income: $ 1500.00

Monthly expenses: $
??Housing: $ 600????
??Insurance: $ 100
??Car expenses: $ 150?
??Utilities: $ 200????
??Phone, cable, internet: $ 50
??Food, entertainment: $?50
??Clothing, household expenses $ 100
??Credit cards and other loans: $??250
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432268
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	13.25%	Starting borrower rate/APR:	14.25% / 16.41%	Starting monthly payment:	$240.09

Auction yield range:	11.29% - 13.25%	Estimated loss impact:	10.29%
Lender servicing fee:	1.00%	Estimated return:	2.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-2005	Debt/Income ratio:	44%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$14,205	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	pragmatic-platinum	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation My Debt
Purpose of loan:

This loan will be used to pay off credit card debt with high interest rate.? I had to use a credit card to take $7000 in cash advance for a family emergency earlier this year.? I am planning on staying debt-free after I am done paying everything off.?

My financial situation:

I am a good candidate for this loan because I have a good credit score even though I am only 21 years old.? I have NEVER been late on any of my bill payments.? I am very responsible and reliable individual.

Monthly net income: $1,700

Monthly expenses: $?1,700

??Housing: $ 400
??Insurance: $ 100
??Car expenses: $ 500
? Utilities: $ 0
??Phone, cable, internet: $ 100
??Food, entertainment: $ 150
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 450
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432270
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$189.99

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1999	Debt/Income ratio:	48%
Credit score:	600-619 (Oct-2009)	Current / open credit lines:	15 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$5,990	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	6
Screen name:	madhooper5	Borrower's state:	Ohio	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	9 ( 100% )	600-619 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	620-639 (Sep-2009) 620-639 (Jul-2009) 620-639 (Feb-2008) 600-619 (Dec-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	9
Description
Credit Cards are the DEVIL!!!!!!!!!
Purpose of loan:
Get rid of credit card bills!!!!!

My financial situation:
I have a?job as a food and beverage manager of ?a? hotel?and want to get out of debt. Made some dumb mistakes when I was younger ie.. semster of college on a credit card & knee surgery on a CC, ran in to some idenity theft hence the inquiries and late payments, working to get that off my credit, and now I just want it all to go away. I am beginning a second job in october which will net me another $800.00 a month, since i am getting engage this month, if i muster up the gusto to ask my girlfriend of five years. I just want to consolidate it all to make it one easy payment. This is my tenth try at this, all the bid is much appreciated. Once I get out of my debt I can help other get out of theirs!!!!!!! This is my second listing the first i paid off a year a head of time help me so i can help others!!!

Please!!!!!!!

Thanks!!!

Steve

Monthly net income: $2200
Monthly expenses: $?around?1800
??Housing: $?1200
??Insurance: $ 48
??Car expenses: $?50 - gas
??Utilities: $?32
??Phone, cable, internet: $ 80
??Food, entertainment: $ 80
??Clothing, household expenses $?0
??Credit cards and other loans: $?425?
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432272
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.49%	Starting monthly payment:	$55.75

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	27	Length of status:	10y 7m
Amount delinquent:	$261	Revolving credit balance:	$517	Occupation:	Landscaping
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	103%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	26	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	ore-tostada	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Marketing
Purpose of loan:
This loan will be used to join local business networking organizations, such as Leadshare Groups, local Chamber, etc.?
My financial situation:
I am a good candidate for this loan because?I make sure I meet my necessary obligations before I ever do frivolous personal things. Anything I earn goes right back into stimulating my business. Vacation, what's a vacation?

Monthly net income: $ 4000- 4500.00

Monthly expenses: $
??Housing: $ 1700.00
??Insurance: $ 250.00
??Car expenses: $ 100.00
??Utilities: $ 400.00
??Phone, cable, internet: ( paid by significant other )
??Food, entertainment:?( paid by significant other )
??Clothing, household expenses? $250.00?
??Credit cards and other loans:? none
??Other expenses: $ 250.00/misc
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432274
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.94%	Starting borrower rate/APR:	11.94% / 14.07%	Starting monthly payment:	$248.89

Auction yield range:	4.29% - 10.94%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1986	Debt/Income ratio:	11%
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$4,170	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	p2ploan-lionheart0	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
purchase used car
Purpose of loan:
This loan will be used to? purchase a much needed used car

My financial situation:
I am a good candidate for this loan because? I firmly believe in the system of credit and always respect it and treat it as an asset
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432276
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	23.04%	Starting borrower rate/APR:	24.04% / 26.33%	Starting monthly payment:	$785.08

Auction yield range:	8.29% - 23.04%	Estimated loss impact:	7.55%
Lender servicing fee:	1.00%	Estimated return:	15.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1988	Debt/Income ratio:	25%
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	7 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	4y 5m
Amount delinquent:	$0	Revolving credit balance:	$5,964	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	bill-spa	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reducing overall debt
Purpose of loan:
This loan will be used to reduce overall debt.? We will be selling our cars and downsizing vehicles.

My financial situation:
I am a good candidate for this loan because we have taken the Dave Ramsey course and are on a stict budget.? We are learning to live within our income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432278
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$278.32

Auction yield range:	17.29% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1988	Debt/Income ratio:	25%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	14 / 9	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	57	Length of status:	17y 1m
Amount delinquent:	$66,350	Revolving credit balance:	$3,573	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	20%	Stated income:	$100,000+
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	hockey77	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	660-679 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	660-679 (Apr-2009) 680-699 (Apr-2008)
Principal balance:	$9,024.21	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Freedom from Debt
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because I have been more focused on my personal budget, cutting costs with all monthly expenses, slective insurance changes to reduce monthly costs,?medical and life insurabce adjustments, and decreasing my spending on social activities.

Monthly net income: $ 8,000

Monthly expenses: $
??Housing: $ 3400.00
??Insurance: $ 700.00
??Car expenses: $ 100.00
??Utilities: $ 600.00
??Phone, cable, internet: $ 165.00
??Food, entertainment: $ 450.00
??Clothing, household expenses $ 300.00
??Credit cards and other loans: $ 1500.00
??Other expenses: $ 200.00? (incidentals)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432280
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,700.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$438.79

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1994	Debt/Income ratio:	22%
Credit score:	620-639 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	13	Length of status:	1y 7m
Amount delinquent:	$1,149	Revolving credit balance:	$712	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$100,000+
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Safety-First	Borrower's state:	Texas	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	33 ( 92% )	620-639 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	2 ( 6% )	600-619 (Oct-2006)
Principal balance:	$0.00	1+ mo. late:	1 ( 3% )
Total payments billed:	36
Description
Paid off Prosper: Now consolidating
Purpose of loan:
This loan will be used to pay off?a business loans, tax-related debt, and a credit card.? The business was unsuccessful and now I am employed full-time in my regular occupation and working diligently to pay off debt and improve my credit.?

My financial situation:
I am a good candidate for this loan because I have already paid off one 5K prosper loan.?I have good stable?employment and I am in the process of repairing my credit.? My wife is also employed full-time and contributes to paying our regular bills.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432290
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1991	Debt/Income ratio:	20%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	5y 11m
Amount delinquent:	$0	Revolving credit balance:	$11,537	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	best-loyalty-tamer	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying
Purpose of loan:
This loan will be used to Payoff a couple of loans and increase my personal cash flow

My financial situation:
I am a good candidate for this loan because I have paid all bills?on time for the past 4-5 years

Monthly net income: $ 4200

Monthly expenses: $
??Housing: $ 1858
??Insurance: $ 202
??Car expenses: $ 50
??Utilities: $ 75
??Phone, cable, internet: $ 190
??Food, entertainment: $ 200
??Clothing, household expenses $ 120
??Credit cards and other loans: $ 450
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432294
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.44%	Starting borrower rate/APR:	32.44% / 34.85%	Starting monthly payment:	$656.98

Auction yield range:	11.29% - 31.44%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1977	Debt/Income ratio:	34%
Credit score:	740-759 (Oct-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$254,787	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	top-trustworthy-economy	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Repairs and new kitchen
Purpose of loan:
This loan will be used to perform necessary repairs to sale a second home in Maryland

My financial situation:
I am a good candidate for this loan because I will repay this loan when the second home is sold.?? I have very good equity in the home I am selling and it is priced to sale.?? Also, I have $500K in equity in my residence home and paid in cash for a $140,000.00 expansion of this home in 2008.?? The only reason I am pursuing this option for a loan is because I have a second mortage on my primary residence and in today's loan climate, I cannot get a refinace on the 2nd mortgage.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432296
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1993	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	8y 9m
Amount delinquent:	$0	Revolving credit balance:	$5,591	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	riveting-bonus	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
putting new toilet
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432298
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.49%	Starting borrower rate/APR:	15.49% / 17.67%	Starting monthly payment:	$157.08

Auction yield range:	14.29% - 14.49%	Estimated loss impact:	14.62%
Lender servicing fee:	1.00%	Estimated return:	-0.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-2002	Debt/Income ratio:	37%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$5,043	Occupation:	Military Officer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	MIRAMAR-LONGBOARDS	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Operational Capital Needed
Purpose of loan:
This loan will be used to fund our marketing campaign.

My financial situation:
I am a good candidate for this loan because I, and my wife, have a steady income through the federal government for the next 6 years through active duty military service as an Officer. The company has been operating for a few years out of our own pockets so we are 100% committed to making it profitable. My business partners and I (plus my wife) have very minimal debt. The company is on the brink of either death or success based on the financial position we can take over the next 2 months. We are not able to fund it properly on our own. We are established in the action sports industry and are honest hard working people.
Monthly net income: $ 6,500

Monthly expenses: $
??Housing: $ 866.00
??Insurance: $ 212.00
??Car expenses: $ 570.00
??Utilities: $ 125.00
??Phone, cable, internet: $ 130
??Food, entertainment: $ 300
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 110
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432308
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.44%	Starting borrower rate/APR:	32.44% / 34.85%	Starting monthly payment:	$437.99

Auction yield range:	11.29% - 31.44%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1987	Debt/Income ratio:	13%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	8 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$7,951	Occupation:	Executive
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	73%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Notohighinterest	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	13 ( 100% )	640-659 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	640-659 (Jul-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Paying Off my last credit card
Purpose of loan:
This loan will be used to pay off the last credit card I have. I have paid off everything else I owe. I am only a few months away from being debt free!!!!

My financial situation:
I am a good candidate for this loan because I am honest, hard working, and have never defaulted on anything in my life.

Monthly net income: $ 6,400

Monthly expenses: $
??Housing: $?900
??Insurance: $ 300
??Car expenses: $250
??Utilities: $ 200
??Phone, cable, internet: $150
??Food, entertainment: $?500
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 150
??Other expenses: $ None
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432310
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.29%	Starting borrower rate/APR:	12.29% / 14.43%	Starting monthly payment:	$166.76

Auction yield range:	11.29% - 11.29%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.05%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1999	Debt/Income ratio:	25%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$5,939	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	unrivaled-commitment	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Payoff
Purpose of loan:
This loan will be used to pay off 4 credit cards.

My financial situation:
I am a good candidate for this loan because I have a good credit history and I will make my full payment on-time.

Monthly net income: $ 3000

Monthly expenses: $ 1600
??Housing: $ 580
??Insurance: $ 100
??Car expenses: $ 500
??Utilities: $ 150
??Phone, cable, internet: $ 40
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 5000 soon to be refinanced
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432312
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.34%	Starting borrower rate/APR:	31.34% / 33.74%	Starting monthly payment:	$215.94

Auction yield range:	11.29% - 30.34%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1991	Debt/Income ratio:	44%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	23 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	64	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$25,582	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	p2p-lyrics	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my credit cards with high interest rates.

My financial situation:
I am a good candidate for this loan because I have a secure job as a Bilingual elementary teacher.
I've not been late with my payments in over 6+ years.

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $ 760
??Insurance: $ 150
??Car expenses: $ 770
??Utilities: $?40
??Phone, cable, internet: $ 100
??Food, entertainment: $ 400
??Clothing, household expenses $ 20
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432314
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$743.27

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1990	Debt/Income ratio:	96%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	8y 10m
Amount delinquent:	$0	Revolving credit balance:	$48,941	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	payment-goat7	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off Credit Cards that more than doubled my rates even tho i've always paid before they were due and more than the minumums.?

My financial situation:
I am a good candidate for this loan because, I've always paid my depts and have a good credit history?

Monthly net income: $
2800.00 to 3500.00
Monthly expenses: $
??Housing: $ 700.00
??Insurance: $
??Car expenses: $440.00
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $900
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432316
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	23.04%	Starting borrower rate/APR:	24.04% / 26.33%	Starting monthly payment:	$392.54

Auction yield range:	8.29% - 23.04%	Estimated loss impact:	7.55%
Lender servicing fee:	1.00%	Estimated return:	15.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1990	Debt/Income ratio:	42%
Credit score:	760-779 (Oct-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	11y 7m
Amount delinquent:	$0	Revolving credit balance:	$8,719	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	6%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	lively-p2p	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432318
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$128.30

Auction yield range:	17.29% - 18.00%	Estimated loss impact:	26.00%
Lender servicing fee:	1.00%	Estimated return:	-8.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-1982	Debt/Income ratio:	41%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$3,659	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	20%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	11
Screen name:	transaction-laser239	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my Sears card, Sams Club card and CareCredit card

My financial situation:
I am a good candidate for this loan because I have been employed at my current job for three and a half years, have rental income and receive child support.? I have a Sociology B.S. degree from UofU plus a Human Resource Management A.A.S. degree from SLCC.? My goal is to pay off my credit cards and be debt free within twelve months.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432320
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	24.67%	Starting borrower rate/APR:	25.67% / 27.99%	Starting monthly payment:	$240.69

Auction yield range:	8.29% - 24.67%	Estimated loss impact:	9.09%
Lender servicing fee:	1.00%	Estimated return:	15.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	12	Length of status:	4y 6m
Amount delinquent:	$0	Revolving credit balance:	$1,200	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	18%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	the-hope-saffron	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
wedding
Purpose of loan:
This loan will be used to? wedding

My financial situation:
I am a good candidate for this loan because? I have a good credit, have a stable job.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432324
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$143.81

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1997	Debt/Income ratio:	29%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	11 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$5,176	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	forceful-investment3	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
to pay credit cards
Purpose of loan:
This loan will be used to? pay off loans to payday advances

My financial situation:
I am a good candidate for this loan because? i would be very grateful to get out from under these bills

Monthly net income: $ 2230

Monthly expenses: $
??Housing: $ 200 monthly????
??Insurance: $?60 monthly
??Car expenses: $ 170 monthly
??Utilities: $ included in rent
??Phone, cable, internet: $ 105 monthly
??Food, entertainment: $ 100 monthly
??Clothing, household expenses $ 75monthly
??Credit cards and other loans: $ 800 monthly, most are to payday advances
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432328
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1987	Debt/Income ratio:	38%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	40	Length of status:	4y 8m
Amount delinquent:	$850	Revolving credit balance:	$25,299	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	luminous-silver8	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation
Purpose of loan:
This loan will be used to?
Consolidate high interest debt - improve credit score by replacing revolving debt with installment
My financial situation:
I am a good candidate for this loan because?
Stable career with good salary
Monthly net income: $
$5200
Monthly expenses: $
??Housing: $ 2200
??Insurance: $ 98
??Car expenses: $ 500
??Utilities: $100
??Phone, cable, internet: $ 40
Food, entertainment: $100
??Clothing, household expenses $ 50
??Credit cards and other loans: $?600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432332
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$98.13

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1991	Debt/Income ratio:	11%
Credit score:	780-799 (Oct-2009)	Current / open credit lines:	24 / 20	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	67	Length of status:	12y 4m
Amount delinquent:	$24	Revolving credit balance:	$47,898	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Ambassador	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off the high interest credit cards that now I feel need to be paid off. Given the economic times, the banks are not extending credit at a lower rate.

My financial situation:
I am a good candidate for this loan because I have been employed for more than 12 years at a federal government job. Layoffs in this job are unknown. In addition, being a physician I have no problem in remaining employed or expand the part time private practice that I now have ( I own the $50,000 building at this location). In short payment is no problems. The high interest rate at?this time are?a problem. I own a $500,000 home. I have been married for 26 years. Two of my three children have already completed college. I have been paying taxes regularly. I have retirement account of over $300,000.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432336
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$115.02

Auction yield range:	17.29% - 26.47%	Estimated loss impact:	19.53%
Lender servicing fee:	1.00%	Estimated return:	6.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1975	Debt/Income ratio:	29%
Credit score:	660-679 (Oct-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	9	Total credit lines:	34	Length of status:	17y 11m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	nickel-treaty	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay late house payment
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I will pay it back I just want to keep my house please

Monthly net income: $ 1892.00 x 2

Monthly expenses: $
??Housing: $ 606.00
??Insurance: $ 23.61
??Car expenses: $
??Utilities: $ 110.00 per month
??Phone, cable, internet: $ 0
??Food, entertainment: $ food 150.00 per month 0 entertainment
??Clothing, household expenses $ 25.00 per month
??Credit cards and other loans: $ 0
??Other expenses: $ 214.62
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432338
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,800.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	14.29%	Starting borrower rate/APR:	15.29% / 17.46%	Starting monthly payment:	$167.08

Auction yield range:	14.29% - 14.29%	Estimated loss impact:	15.31%
Lender servicing fee:	1.00%	Estimated return:	-1.02%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-2007	Debt/Income ratio:	17%
Credit score:	620-639 (Nov-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$3,484	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	Ablaz	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	7 ( 88% )	620-639 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	1 ( 13% )	600-619 (Jun-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
New appliances to rent out condo
Purpose of loan:
This loan will be used to buy new appliances?for appt modernization for further rent out. ?

My financial situation:
I have stable income and this loan will be used to increase the income. ??

Monthly net income: $
3,100
Monthly expenses: $
??Housing: $ 0
??Insurance: $ 140
??Car expenses: $?
??Utilities: $ 60
??Phone, cable, internet: $ 40
??Food, entertainment: $ 150
??Clothing, household expenses $ 150
??Credit cards and other loans: $?280
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432340
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.55%	Starting borrower rate/APR:	26.55% / 28.88%	Starting monthly payment:	$405.84

Auction yield range:	11.29% - 25.55%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1993	Debt/Income ratio:	27%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	19	Length of status:	11y 6m
Amount delinquent:	$0	Revolving credit balance:	$1,607	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	4%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Red4Golf	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 92% )	740-759 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	1 ( 8% )	700-719 (Aug-2009) 640-659 (Dec-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Aviation Business Start Up Funding
Purpose of loan:
This loan will be used to?
Provide funding for the creation of an aviation management company in Olympia Washington
My financial situation:
I am a good candidate for this loan because?
I have a decent cash reserve from my recent deployment to Iraq. I have the knowledge and experiance managing people and millions of dollars worth of equipment and the drive to do what it takes to stay in the black both with the business as well as personally.

Monthly net income: $
$2800.00

Monthly expenses: $
??Housing: $ 700
??Insurance: $ 100
??Utilities: $ 75?
??Phone, cable, internet: $ 75
??Food, entertainment: $ 200
??Clothing, household expenses $ 100?
??Credit cards and other loans: $ 100

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432342
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.34%	Starting borrower rate/APR:	31.34% / 33.74%	Starting monthly payment:	$215.94

Auction yield range:	11.29% - 30.34%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1986	Debt/Income ratio:	15%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	6	Total credit lines:	44	Length of status:	10y 10m
Amount delinquent:	$14,515	Revolving credit balance:	$7,545	Occupation:	Engineer - Chemical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	49	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Investor2	Borrower's state:	Georgia	Borrower's group:	UtopiaLoans.com - Now Over $1 Million in Closed Loans!!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	22 ( 59% )	740-759 (Latest)
Principal borrowed:	$17,000.00	< mo. late:	13 ( 35% )	820-839 (May-2006)
Principal balance:	$0.00	1+ mo. late:	2 ( 5% )
Total payments billed:	37
Description
Home Improvement
Thank you for taking time to review and consider my request.
I am full time employed with a good income and own a rental property that produces enough income to pay it's mortgage, taxes and insurance.
I need these funds to renovate a huge basement for expanding my tenant's day care business.
?With or without her extra expected and assured additional day care income,? I am quite capable of meeting this loan obligation on my own. Furthermore this will increase the property value significantly.
I do have a track record already with Prosper whereby I have paid off $17,000 loan as promised; I can therefore assure you that your investment is safe with me.
I am hard working person, kind, responsible and honest. I have a problem securing a loan in the conventional financial institutions because I had a foreclosure in other rental properties when my tenant lost his job and because of poor housing market I wasn't able sell the property or get another tenant that would pay enough to support the mortgage. The mortgage company that foreclosed the property, sold the house and they reported the difference ( their loss) as delinquency and that's what showing on my credit.

Thank you for your help
Investor2

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432346
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1985	Debt/Income ratio:	109%
Credit score:	640-659 (Oct-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	37	Length of status:	12y 0m
Amount delinquent:	$917	Revolving credit balance:	$14,592	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	9
Screen name:	basis-chomper	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
home improvement
Purpose of loan:
This loan will be used to? repair home

?financial situation:
I am a good candidate for this loan because?I have held the same full time position since 1997.

Monthly net income: $ 2500.00

Monthly expenses: $
??Housing: $?0
? Insurance: $ 61.00
??Car expenses: $ 387.81
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $?100.00
??Clothing, household expenses $ 50.00?
??Credit cards and other loans: $ 200.00
??Other expenses: $ 0?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432356
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	22.04%	Starting borrower rate/APR:	23.04% / 25.32%	Starting monthly payment:	$193.65

Auction yield range:	8.29% - 22.04%	Estimated loss impact:	7.52%
Lender servicing fee:	1.00%	Estimated return:	14.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1972	Debt/Income ratio:	Not calculated
Credit score:	780-799 (Oct-2009)	Current / open credit lines:	17 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$4,999	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	7%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	forceful-value4	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432360
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$143.81

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1995	Debt/Income ratio:	35%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	8 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	29	Length of status:	7y 10m
Amount delinquent:	$2,486	Revolving credit balance:	$4,827	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	53%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	order-wind	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Maritza Credit
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432362
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,622.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$315.27

Auction yield range:	17.29% - 27.00%	Estimated loss impact:	36.07%
Lender servicing fee:	1.00%	Estimated return:	-9.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1991	Debt/Income ratio:	10%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	21	Length of status:	22y 3m
Amount delinquent:	$856	Revolving credit balance:	$98,752	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	powerful-fund1	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting RID of Credit Cards
Purpose of loan:
This loan will be used to pay off my credit cards.?? I plan to pay the balances on the credit cards I have and then close the accounts.? I incurred these balances due to some unexpected home repairs and medical bills (my youngest son had a surgery).? The high interest rates of these credit cards do not allow me to make much progress; however this loan would allow me to pay them off!!!

My financial situation:
I am a good candidate for this loan because I have been employed with the same company for the past 22 years. My wife recently went back to work to provide additional income to assist in paying down our debt.? We plan on paying the same amount on our debt reduce, this would just allow us to get from under the high interest rates of the credit card companies.? We would also be able to pay this loan off sooner!

Monthly Gross Income: $ 5309.24

Monthly expenses:
??Housing: $ 2017 ????
??Insurance: $ 107
? Utilities: $ 238
??Phone, cable, internet: $ 175
? Credit cards and other loans: $ 950
??Other expenses: $ 422
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432372
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 30.77%	Starting monthly payment:	$49.31

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1984	Debt/Income ratio:	19%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$2,439	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	enriched-nickel	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I am going to meet fiancee
Purpose of loan:
This loan will be used to?I am going to meet my fiancee in the Phillipines and her family.??We have been engaged for?over 2 years.??It is the final requirement for our K-1 visa.? She is a school teacher and will be employed when she arrives in this country.? We are both professional individuals.?

My financial situation:
I am a good candidate for this loan because?I am a semi-retired professional and just need this modest loan to help with my air travel and other expenses.? Indeed I intend to pay it off long before the agreed date.??

Monthly net income: $ 3226

Monthly expenses: $ 1700
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432376
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 23.78%	Starting monthly payment:	$37.16

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1983	Debt/Income ratio:	31%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	27	Length of status:	0y 9m
Amount delinquent:	$77	Revolving credit balance:	$7,428	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	91%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	deal-thunder3	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
Consolodate debt.? My husband and I have two great jobs and I feel blessed in that regard.? When the real estate market fell in Bay County, Florida, we lost our home to a short sale.? We essentially gave up our equity.? With our credit card payments, we are unable to save a down payment to take advantage of buying a foreclosure here in Bay County.? We are a hard working couple, both college degreed, and need a clean slate to realize our dreams for home ownership.

My financial situation:
We are making our credit card payments, and this loan would make our payments more manageable.
Monthly net income: $ 7224

Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 500
??Car expenses: $ 900
??Utilities: $ 254
??Phone, cable, internet: $ 100
??Food, entertainment: $ 500
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 442
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432378
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1989	Debt/Income ratio:	58%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	55	Length of status:	0y 4m
Amount delinquent:	$1,908	Revolving credit balance:	$24,198	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	marketplace-chef	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	660-679 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	660-679 (Sep-2008)
Principal balance:	$2,022.10	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Getting back on track - Catching up
Purpose of loan:
This loan will be used to? Catch up on my bills.? I was laid off from my job of 12 years in February 2009.? I started working again July 2009.

My financial situation:
I am a good candidate for this loan because? I have a current Prosper loan that I have never missed a payment.I am back on track and paying all my debt off.??We have fallen a little behind on?our bills - we are still paying all of them just a little late. ?Please help us catch up on our bills that we fell a little behind on while I was unemployed.

I have a great job that I love!!? My base is not that high, but I will make double that this year in commission and bonus.

My base is 50K, but I am making 75K currently with my job.

Monthly net income: $ 4000

Monthly expenses: $ 3300
??Housing: $ 1700.00
??Insurance: $ 100.00
??Car expenses: $ 250.00
??Utilities: $ 150.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 700.00
??Other expenses:
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432382
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-1997	Debt/Income ratio:	29%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$3,506	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	86%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	7
Screen name:	Keoki	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	660-679 (Latest)
Principal borrowed:	$3,801.00	< mo. late:	0 ( 0% )	640-659 (Feb-2008)
Principal balance:	$2,122.73	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Small business start-up
Purpose of loan:
This loan will be used to?purchase and operate a hot dog vending cart & supplies. I have researched this business proposition?and completed a business plan to give me a?clear vision of where I want to be in the next three years and beyond.??

My financial situation:
I am a good candidate for this loan because I?am a very honest person, believe completely?in this business venture,?have secured the?knowledge and information?needed to run a successful operation, and have taken courses to prepare myself for this endeavor. I also run a?culturally-based non-profit corporation.?

Monthly net income: $1,860

Monthly expenses:??
??Housing: $600
??Insurance: $30
??Car expenses: $120
??Utilities: $50
??Phone, cable, internet: $75
??Food, entertainment: $200
??Clothing, household expenses $0
??Credit cards and other loans: $75
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432384
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$565.13

Auction yield range:	17.29% - 20.00%	Estimated loss impact:	26.13%
Lender servicing fee:	1.00%	Estimated return:	-6.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1985	Debt/Income ratio:	>1000%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	14y 9m
Amount delinquent:	$0	Revolving credit balance:	$12,530	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	92%	Stated income:	$1-$24,999
Delinquencies in last 7y:	9	Homeownership:	No
Inquiries last 6m:	0
Screen name:	top-duty-rocker	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to? to pay off credit card debt and establishing better credit

My financial situation:
I am a good candidate for this loan because? I have a decent job and I can pay off one loan payment better than all the credit card bills that come in monthly I want to get out of debt and start a better life for myself, without the worry and stress that these bills create.
Monthly net income: $

Monthly expenses: $
??Housing:$200.00
??Insurance: $ 98.00
??Car expenses: $325.00
??Utilities: $ 0
??Phone, cable, internet: $?100.00
??Food, entertainment: $ 125.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $600.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432388
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1986	Debt/Income ratio:	22%
Credit score:	620-639 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Retired
Now delinquent:	0	Total credit lines:	14	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$6,716	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	73%
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	sobeit	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 73% )	620-639 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	7 ( 27% )	640-659 (Aug-2007) 620-639 (Feb-2007)
Principal balance:	$1,711.16	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
righting the ship
A PROSPER LOAN, will elimnate and retire credit cards?including Prosper loan.The bridal alteration industry is mushrooming.?I now have serious ladies seeking to learn my craft and?will be starting classes shortly.? Eventhough retired (with good health). The part time employment is now has surpassed my retirement income. I can manage payment to prosper with just my fixed income.? I will need personell in the spring to keep up the demand and the only way to get help is to train.
All my euipment is free of debt?including the auto. The loan will allow me to go on cash basis and have one expenditure. I truly love what I do!

Monthly net income: $1,600.00 retirement?
partime????????????????????????2,000.00

Monthly expenses: $ 935.00
??Housing: $ 400.00
??Insurance: $ 49.00
??Car expenses: $ 100.00
??Utilities: $ included in rent
??Phone, cable, internet: $ included in rent
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 75.00
??Credit cards and other loans: $ 6,500.00
??Other expenses: $ 60.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432390
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1979	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	7 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	19	Length of status:	16y 8m
Amount delinquent:	$0	Revolving credit balance:	$8,053	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	flowerlady	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
FLOWERS MAKE PEOPLE SMILE
Purpose of loan:
This loan will be used to jumpstart inventory for a business that is about to enter its holiday season that runs from December through June and has experienced slow sales over the last 10 months that I have never seen the likes of in my 23 years in the floral industry. In the past two months I am starting to see an increase in sales but I need an influx of cash to purchase the invenotry I need to carry me through the holidays and to call back my employees to work.

My financial situation:
I am a good candidate for this loan because I have been in this location for 16 years and am a hard worker and I believe in this shop and I have made every mistake in the book and have certainly learned from those mistakes. I have approached the bank for help but they?have tightened their lending standards and are choking me with their increasing?bank charges.?

Monthly net income: $ 750.00

Monthly expenses: $
??Housing: $ 100.00
??Insurance: $
??Car expenses: $ 150.00
??Utilities: $
??Phone, cable, internet: $ 25.00
??Food, entertainment: $ 50.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 300.00
??Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432398
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.94%	Starting borrower rate/APR:	11.94% / 14.07%	Starting monthly payment:	$331.86

Auction yield range:	4.29% - 10.94%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1976	Debt/Income ratio:	22%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$13,136	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	new-nourishing-silver	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Lease Buy-Out from Regus Group
Purpose of loan:
This loan will be used to close on a buy out agreement of an office lease with Regus Group running?thru 07/10. The balance of $18,900 was negotiated down to $5,700?to?buy it out in full. Pay back to be via company bonus due in December & tax?refund due
3/15/09 historically at $15,000+.? Payments of $1,500/month to be paid in full in?April 2010. I own two homes, always currrent, own three cars, always current. Cash crunch due to lease buyout and purchase of concrete/engineering company.?
My financial situation:
I am a good candidate for this loan because?I have a 6-figure income, have owned my residence for 20 years, the loan has always been current, am improving my cash flow by $2,100/month buying our a commercial lease, my credit score is only low because of the high mortgage balance of $780K on my?home relative to my income as a single person. Have been employed in?my business sector?for 9 years with one period of unemployment from 2/08 to 5/09.Re-entered by business sector at the same salary. It is a strong sector, commercial loans for HUD financing. I am a HUD-approved underwriter with a Stanford University B.A. and a law degree. My finances have always been solid. I spent $150,000 in 2009 to purchase a concrete/engineering company with a general contractor holding A and B licenses pursuing large stimulus plan projects for the state.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432402
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$130.07

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1981	Debt/Income ratio:	14%
Credit score:	640-659 (Oct-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	23	Length of status:	1y 6m
Amount delinquent:	$255	Revolving credit balance:	$3,971	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	16	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	sage241	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off short term loans
Purpose of loan:
This loan will be used to? pay off?several short term loans.? When these are paid, I will be able to reestablish my credit by paying my other debts on time.
My financial situation:
I am a good candidate for this loan because? I have a stable job and extra income from my spouse's retirement.? Up until a few years ago, my credit rating was higher than it is now.? I was laid off from my job in early 2007 and found other employment in a more stable environment, but my salary went down around $1,000 per month net.? My credit history may show slow pay, but I have not defaulted on a loan and my house payment has never been late.? If I am approved for this loan, I will not be late on the payments and will greatly appreciate the opportunity to get back on track with my finances.? Thank you for your consideration!

Monthly net income: $ 2600.00 plus $3900 (spouse retirement)

Monthly expenses: $
??Housing: $ 1163.00
??Insurance: $ 234.00
??Car expenses: $ 0.00
??Utilities: $ 350.00
??Phone, cable, internet: $ 185.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 1100.00
??Other expenses: $ 325.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432406
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	25.51%	Starting borrower rate/APR:	26.51% / 28.84%	Starting monthly payment:	$304.22

Auction yield range:	8.29% - 25.51%	Estimated loss impact:	8.61%
Lender servicing fee:	1.00%	Estimated return:	16.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	20 / 19	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	50	Length of status:	18y 1m
Amount delinquent:	$0	Revolving credit balance:	$374,088	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	truth-horse4	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Carrying costs, rehabbed home W/o m
Purpose of loan:
This loan will be used to? carrying costs on a home I have rehabbed and have listed for sale.

My financial situation:
I am a good candidate for this loan because?The market locally is good for homes in this price range. I will be paying off all my credit card debt when the home sells

Monthly net income: $ 4300

Monthly expenses: $
??Housing: $ 345.00 w/o real estate taxes
??Insurance: $ 182
??Car expenses: $ 100.
??Utilities: $ 100.00
??Phone, cable, internet: $ 85.00
??Food, entertainment: $ 250.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 1400.00
??Other expenses: $? R.E taxes 250.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432408
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,900.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$192.99

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-2002	Debt/Income ratio:	60%
Credit score:	720-739 (Oct-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	6y 8m
Amount delinquent:	$0	Revolving credit balance:	$10,371	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	30%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	successful-money4	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay of my high interest credit card
When I got married two years ago I had a little over $20,000 in credit card Debt, since then I've paid off?over $10,000 of that debt!!? I'm very excited to be?halfway in my debt free journey!? I've got $5900 left which is currently at 16.99 percent interest and the minimum payment is $135 per month I currently send between $200 - $275 per month.? The thing about the minimum is that over half goes to the interest and it feels like its not going down as quickly as it could!!
My husband and I?own our own businesses, we are extremely busy people, and on occasion I've had a late payment never by more than a day or two.? Our businesses are very stable and have been doing very well in this current economy.?

I was very excited when I found this website knowing that I will be able to out of debt sooner, especially since my husband and I would like to have a baby, however we'd like to be out of debt, before we start our family.

I'd be more than happy to answer any questions you have!

Thank you so much for taking the time to read my listing!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432410
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	17.25%	Starting borrower rate/APR:	18.25% / 20.46%	Starting monthly payment:	$90.69

Auction yield range:	4.29% - 17.25%	Estimated loss impact:	2.17%
Lender servicing fee:	1.00%	Estimated return:	15.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1995	Debt/Income ratio:	3%
Credit score:	700-719 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	7y 9m
Amount delinquent:	$0	Revolving credit balance:	$1,366	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	41%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	25	Homeownership:	No
Inquiries last 6m:	0
Screen name:	relocate-me	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Moving Expense Help
Purpose of loan:
Help pay for upcoming moving expenses.? ?(I withdrew last listng early) I have?dramatically increased the interest rate in an attempt to secure the loan. My Wife and I?are relocating from Tampa Bay to?Vero Beach at the end of this month.? Thanks for your consideration.? I appreciate all your bids.? I won't disappoint you.

My financial situation:
I was forced into bankruptcy in June of 08 due to?a divorce. ?Since then, I have been steadily rebuilding my credit in small incremental steps and plan on purchasing a home next year. ?I pay my bills on time.? I?received a promotion and will receive a salary increase as well as a bonus program next month.? My job is stable, and I have been with the same company for nearly 8 years.? I plan on paying this loan off early.?
Monthly net income: $3,610
Gross? Annual Income:$60,271 (this does not include my spouse?s income) I have added my car allowance to my gross income
Monthly expenses:?
Housing: $1050?? new place will be $850
Insurance: $ 125
Car expenses: $ 296
Utilities: $200
Phone, cable, Internet: $145?($87 reimbursed)
Food, entertainment: $250
Clothing, household expenses $150
Credit cards and other loans: $ 150

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432412
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.69%	Starting borrower rate/APR:	8.69% / 9.03%	Starting monthly payment:	$37.99

Auction yield range:	3.29% - 7.69%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Aug-2001	Debt/Income ratio:	18%
Credit score:	820-839 (Nov-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	7y 4m
Amount delinquent:	$0	Revolving credit balance:	$3,869	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	11%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dynamic-fairness	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off old 401K Loan
Purpose of loan:
This loan will be used to? pay off an old 401K Loan I took out to buy a home.? The balance is?down to approximately $1,200.? The interest rate is about 7.5%...I think I can do better here plus have that money back in my 401K.

My financial situation:
I am a good candidate for this loan because? I have never defaulted on anything or made a late payment.? I have been employed by the same employer for going on 8 years.? My wife and I both have Masters degrees, great credit and excellent financial pasts.? We have a houshold income of around $100K, 401Ks and brokerage accounts?around $50K and modest savings accounts.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432414
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,900.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$131.18

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	600-619 (Nov-2009)	Current / open credit lines:	9 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	11	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$1,899	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	88%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	bowhunterhoyt	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	58 ( 100% )	600-619 (Latest)
Principal borrowed:	$7,992.00	< mo. late:	0 ( 0% )	640-659 (Dec-2007) 620-639 (Jun-2006)
Principal balance:	$2,186.14	1+ mo. late:	0 ( 0% )
Total payments billed:	58
Description
Help us restart
A brief introduction to who we "really are". We are a husband and wife team.? Between the two of us we have 3 jobs.?One full-time and two part-time. "Corporate downsizing" has made that possible. We fit into that the catagory to old too be young, yet too young to collect any retirement funds.
.
????? ?We have been selling on Half.com and eCrater?full-time?since September 2004 our startup inventory was all funded by personal and sales income.?We also have a booth at the local antique mall..?We recently have?entered into the internet affliate marketing area.
?????.?
? ? ?Please check our feedback on our ebay site it is 100% satisfaction with over 2000 transactions and many repeat customers. We are dedicated sellers on the eBay site and continue to offer the best of customer service. This was our focus at the start and will never change. Visit our sites at:?http://easybuymalls.com?and http://etchingsandcollectibles.ecrater.com/?. We also?created and maintain?a local website.?http://fairburynebraska.info

Mrs. works full time at a local care facility, as well as on-line sales. Mr. has started a portable welding service in May 2007. His service caters to the agricultural community and?private?persons needing metal fabricating or repair.?Mrs. was?unemployed for about 6 months due to cutbacks?has?now?been employed now for 3 months.?
Looking for a ?few funds to catch us back up from the unemployment and to get back on track..
The funds will go to all those many little things that build up..that have been put on the credit cards
We would like to put them in one place.

This our third Prosper loan. The first was paid off? all payments made on time. The second is 1/2 paid with all payments on time.
??? We live a frugal life style.?. Our vehicles are paid for.. Of course, repayment of any loans would be from sales and earned income.?
We look forward to working with you!

Family income: (winter) $2,000.00 Rest of the year average: $3,500.00
Housing: $265.00 Including taxes and insurance (we are purchasing our home)
Auto insurance: $50.00
Total credit card balance: $2000.00 minimum payment $50.00
Current Prosper loan $169.00
Other loans (including student loan): $160.00
Food: $150.00
Gas: $100.00
Utilities: $200.00
Phone: $95.00
Auto payments:$0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432416
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.29%	Starting borrower rate/APR:	15.29% / 17.46%	Starting monthly payment:	$261.06

Auction yield range:	14.29% - 14.29%	Estimated loss impact:	14.61%
Lender servicing fee:	1.00%	Estimated return:	-0.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1995	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	34	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$12,319	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	0
Screen name:	daimonz32	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying part of Recycling Business
Purpose of loan:
This loan will be used to purchase 40% into an Electronic Recycling Business in Southern California, this business has been operating since 2005 and with my experience in both sales and management of a previous Recycling Plant this can be a multi million dollar corporation. The business website is http://www.advancedewastesolutions.com located in a city where there is little competition only and plenty of need for the service. The funds will be used to buy out current partner and purchase some equipment, used liftgate truck, and local advertising.

My financial situation is good I currently am a sales representative for AES Electronics Recycling Inc. and can pay my monthly obligations.:
I am a good candidate for this loan because both my experience in managing a business and sales experience. Also I always have been able to pay debt even if problems arise I have been responsible to pay my debtors.

Monthly net income: $3150

Monthly expenses: $1,300
??Housing: $
??Insurance: $35
??Car expenses: $45
??Utilities: $80
??Phone, cable, internet: $70
??Food, entertainment: $150
??Clothing, household expenses $50
??Credit cards and other loans: $900
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432420
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.04%	Starting borrower rate/APR:	10.04% / 10.38%	Starting monthly payment:	$193.72

Auction yield range:	3.29% - 9.04%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1991	Debt/Income ratio:	73%
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	18y 9m
Amount delinquent:	$0	Revolving credit balance:	$21,779	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	a-natural-balance	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards!
Purpose of loan:
This loan will be used to pay off credit cards!? I figure if anyone is going to make money off my credit cards, it should be other people and not Chase!

My financial situation:
I am a good candidate for this loan because I have never missed a payment on anything.? Ever.? I pay what I owe, but the new changes to credit cards have really hiked my rates and now I just want out of all credit cards.? It's crazy.? As a good, consistent, paying customer, I have been run through the wringer by all my cards.? This is my way to get even - I will rob them of the interest they really want!? Thanks for your help in letting the little guy win one!!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432424
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.44%	Starting borrower rate/APR:	32.44% / 34.85%	Starting monthly payment:	$656.98

Auction yield range:	11.29% - 31.44%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1992	Debt/Income ratio:	40%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$15,886	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	15	Homeownership:	No
Inquiries last 6m:	0
Screen name:	mrg3437	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off my credit cards
Purpose of loan:
This loan will be used to? consolidate my debt and to pay off part of my tuition fees.

My financial situation:
I am a good candidate for this loan because? I am a responsible person with a solid and stable employment. I would like to apply for this loan so that I can consolidate my credit card balances into 1 monthly payment and pay off part of my tuition fees. I am currently employed full-time in a bio-medical technology company and attending graduate classes in the evening. I am on-track to finish?in?2011. Thank You!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432428
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1983	Debt/Income ratio:	7%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	6 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$442	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	15	Homeownership:	No
Inquiries last 6m:	2
Screen name:	bill-accord	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
single parent with kids in college
Purpose of loan:
This loan will be used to settle some personal issues.? I am a single parent and have some expenses that I need to tend to.?? I am very capable of making the money, just not fast enough.??

My financial situation:? I need to point out that 1 delinquent loan showing on my credit history is my mortgage.?? It is showing late even though I am making payments on time, and have been, I was unemployed for almost 20 months, and made payments for most of those months as well.? The back payments though, I couldn't make up, and my mortgage company is providing me with a loan modification.? It has taken them 10 months, and they still haven't finished, thus the reporting with 1 delinquent, they won't update my credit.? the other delinquencies are from the bankruptcy I had to file while unemployed.? Until the mortgage crisis I never had a late payment in my life and posted a credit score in the high 700's.? I am a very responsible honest person, with some very bad luck during the mortgage crisis.?
I am a good candidate for this loan because I have no debt other than my home and my car, and one $150 payment.? ?I make $83,500 annually plus overtime.?? For 20 months prior to December of 08, I worked part-time or not at all in my field of mortgage banking.?? My credit score has always been in the high 700s.? I had never had a late payment in my life.?? I have always had work and am highly regarded in my field.? I am a salaried mortgage underwriter.??My prospects of continued employment, and even advancement are excellent.?? I have been working since December of 08.?? I did need to file bankruptcy during my 20 months of unemployment, during this time my income and credit score plummetted.? I went from $90,000 a year to $21,000 a yr in those months.? Now, I am back on my feet.?? My mortgage company is in the process of a loan modification for me, and I didn't default on my car.? I bought my current car out of a lease this past May.? I am a single parent with 2 kinds in college, one who will graduate this school year.???I am responsible, and will pay the loan back on time, or early.?

Monthly net income: $
5500 plus overtime 6148 through September
Monthly expenses: $
??Housing: $?????????????????????????????????????????? ? 1781
??Insurance: $???????????????????????????????????????????? 600????(medical, auto, home)?
??Car expenses: $???????????????????????????????????? ??349??? (car loan)
??Utilities: $??????????????????????????????????????????? ? ?500??? (heat, electric,?waste, water)
?Phone, cable, internet: $?????????????????? ?? ?? ?150???
??Food, entertainment: $??????????????????????? ?? 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432434
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 30.10%	Starting monthly payment:	$61.63

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1995	Debt/Income ratio:	8%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	11 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	12y 3m
Amount delinquent:	$0	Revolving credit balance:	$5,910	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	unafraid-nickel	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
putting in new hot water heater
Purpose of loan:
This loan will be used to replace hot water heater and vinley floor?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $
3500.00
Monthly expenses: $
??Housing: $ 824.00
??Insurance: $ 77.
??Car expenses: $ 200.
??Utilities: $ 350.
??Phone, cable, internet: $ 125.
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 400.
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432454
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$929.09

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	820-839 (Nov-2009)	Current / open credit lines:	14 / 12	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	22	Length of status:	6y 4m
Amount delinquent:	$0	Revolving credit balance:	$5,429	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	bountiful-dinero	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Autism Therapy Program
Purpose of loan:
This loan will be used to further enhance our speech-language therapy programs for children with autism.? As the incidence of autism rises, now 1 in 91 children are diagnosed, the need for intense speech-language therapy services?are essential.? There are numerous studies that show early intervention services that include speech-language therapy will rehabilitate children with autism by the time they reach school age.? Therefore, reducing the need for adult residential facilities in the future.? However, insurance companies do not cover services for children with autism.? Parents are left to pay for services out of pocket.? I believe the cost of therapy services should not be outrageous.??My practice and employees have been successful in providing excellent services to parents and children over the last 6 years.?

My financial situation:
I am a good candidate for this loan because I have excellent credit and minimum business debt to date.? My first loan was recent with the move to our new state of the art facility.? However, when I obtained my LOC from my bank I neglected to take the full amount offered to me unsecured.? I wanted to be conservative with any debt that I would have to incur.? Consequently, the economy bottomed out in the middle of our move to the new facility.? Although our business is still growing strong, banks are not lending even with my good credit.??Now, I would like to continue to offer more programs to children with autism as?our industry is one of the only industries that are growing!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432456
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	1 / 1	Employment status:	Self-employed
Now delinquent:	3	Total credit lines:	13	Length of status:	0y 7m
Amount delinquent:	$1,679	Revolving credit balance:	$0	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	blue-fairness-excellence	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory For Holiday Season
Purpose of loan:
This loan will be used to?
Purchase inventory for our comfort shoe store in Georgia. We have three lines to purchase from, Brooks, New Balance, and Propet shoe lines.
My financial situation:
I am a good candidate for this loan because? we have four doctors that have guranteed to send patients to our store in order to get shoes that work with their custom insoles. These doctors send 8 people a week to our location for comfort shoes. We will repay the loan first before we pay ourselves.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432460
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1983	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	22	Length of status:	28y 10m
Amount delinquent:	$0	Revolving credit balance:	$49,656	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	courteous-vigilance3	Borrower's state:	Delaware	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory for expansion
Purpose of loan:
This loan will be used to? inventory for expanding mold treatment and prevention business

My financial situation:
I am a good candidate for this loan because? I have exclusive rights for a new Mold Treatment product which is a polymer with silver nano particles developed by Dr. Leonard Pinchuk who discovered the Angioplasty Stents.

Monthly net income: $ 8500

Monthly expenses: $
??Housing: $ 1866
??Insurance: $?100
??Car expenses: $ 70
??Utilities: $ 400
??Phone, cable, internet: $204
??Food, entertainment: $ 1000
??Clothing, household expenses $ 400
??Credit cards and other loans: $ 600
??Other expenses: $ 800
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432464
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.29%	Starting borrower rate/APR:	15.29% / 17.46%	Starting monthly payment:	$226.25

Auction yield range:	14.29% - 14.29%	Estimated loss impact:	14.61%
Lender servicing fee:	1.00%	Estimated return:	-0.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1999	Debt/Income ratio:	38%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	16 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$37,550	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	consummate-benjamins4	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Hoping to Propose at Christmas!
Purpose of loan:
This loan will be used to purchase a Diamond Engagement ring so I can propose to my Girlfriend at Christmas.? I have been looking at purchasing a ring off of Bluenile.com, and I would really like to propose at Christmas.

My financial situation:
I am a good candidate for this loan because I have a good, steady government job as a Prosecuting Attorney, and also get monthly rental income from a rental property I own.? I just ran my Experian credit score, and it came up as 708 (so I'm not sure why it is showing up on this screen as 680 - 700).? I have never been late on a payment.? My girlfriend (soon to be fiance) is also financially stable (she is a fellow prosecutor), and, after we are married, will likely be assisting in paying down any debts she may inherit once we are married (which will likely be in early 2010 if I get this loan).? I currently make $4000 (net) a month after taxes in salary, and about $800 net from rental income.? I get a pay raise in January 2010 which will bump my monthly salary net up to $4500, and another pay raise in January 2011 which will bump my monthly salary net up to $5000.? Total gross household income is about $140,000 annual.? Although Prosper for some reason has me listed as an "E", I will not lapse on the payback of this loan.

Monthly net income: $ 4800 (at present, including salary and rental income)

Monthly expenses: $
??Housing: $ 1350 (mortgage, of which $1000 is paid for by renters)
??Insurance: $ 80
??Car expenses: $ 300
??Utilities: $ 100
??Phone, cable, internet: $ 60
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 400 (credit cards and law school student loans)
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432466
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	17.09%	Starting borrower rate/APR:	18.09% / 20.30%	Starting monthly payment:	$723.95

Auction yield range:	6.29% - 17.09%	Estimated loss impact:	5.30%
Lender servicing fee:	1.00%	Estimated return:	11.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1997	Debt/Income ratio:	39%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	20 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	9y 3m
Amount delinquent:	$0	Revolving credit balance:	$228,662	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	helpfamily	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Publishing Children's Book
My wife and I have written our first children's book and created a publishing company. The book is about a character that explores the state of Arizona, taking the reader to various points of interest and educating them about the state. This is the first in a series of books we?re writing for each state in the U.S.The total cost to illustrate and print 4k copies of the book, along with other related expenses, is approximately $33k.We have $13k set aside for the project and need this loan to finish it. Based on our marketing plan and certain events we?ve tentatively arranged, we are confident we will sell the 4k copies the first year. The profit from the sale of these units will cover all of our costs ($33k).I have been employed with the same bank for almost 10 years as a commercial lender. In addition to the salary I listed with this application, I have a rental property that is cash flow positive and my wife has income from a small business she currently runs.I did not include these or bonuses in my salary.Furthermore, I am putting a portion of my salary into my 401k and could stop these contributions if cash flow tightened.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432468
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,400.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.93%	Starting monthly payment:	$63.33

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1998	Debt/Income ratio:	17%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	5 / 3	Employment status:	Part-time employee
Now delinquent:	1	Total credit lines:	12	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$845	Occupation:	Teacher's Aide
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	39%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	best-magnetic-treasure	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off Debt
Purpose of loan:
This loan will be used to pay off two credit cards so I will have no debt.? I can afford to pay $100 a month to pay back the loan.

My financial situation:?I am now a full time student that has taken a pay cut to?get my teaching credential.? I now only work part time.? I need to pay off my debt so I can save my monthy paycheck.

Monthly net income: $ 509.11

Monthly expenses: $
??Housing: $?Spouse pays
??Insurance: $ Spouse pays
??Car expenses: $?Spouse pays
??Utilities: $?Spouse pays
??Phone, cable, internet: $Spouse pays?
??Food, entertainment: $Spouse pays?
??Clothing, household expenses $Spouse pays?
Credit cards and other loans: $ 1400
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432470
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	20.50%	Starting borrower rate/APR:	21.50% / 23.76%	Starting monthly payment:	$284.49

Auction yield range:	17.29% - 20.50%	Estimated loss impact:	19.16%
Lender servicing fee:	1.00%	Estimated return:	1.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1997	Debt/Income ratio:	31%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$12,743	Occupation:	Food Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dave1016249	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	640-659 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	600-619 (Jun-2008)
Principal balance:	$3,099.93	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
paying off credit cards
Purpose of loan:
This loan will be used to?pay off high intrest credit cards?

My financial situation:
I am a good candidate for this loan because? i have a solid work history as you can see i have a pre exsisting loan witch is in good standing i was very sceptical on how this worked when i took that loan so i didnt not take as much as i needed to get my bills paid off but just a few now that i know how it works and seen how far i have caught up i would like to pay off some more credit cards

Monthly net income: $
2800? Monthly expenses: $
??Housing: $ 420
??Insurance: $ 60
??Car expenses: $80?
??Utilities: $ 100
??Phone, cable, internet: $70
??Food, entertainment: $ 160
??Clothing, household expenses $50
??Credit cards and other loans: $ 300
??Other expenses: $ none
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432476
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.17%	Starting borrower rate/APR:	22.17% / 24.44%	Starting monthly payment:	$191.39

Auction yield range:	8.29% - 21.17%	Estimated loss impact:	7.00%
Lender servicing fee:	1.00%	Estimated return:	14.17%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-2001	Debt/Income ratio:	21%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$16,607	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	money-matrix	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help me cut this ball and chain off
Purpose of loan:
This loan will be used to consolidate high interest debt.? We had our little boy 4 years ago and our girl 2 years ago.? Right after our girl was born my wife hard surgery for tumors.? She is fine now.? All of it had a shock to our finances.? We put almost all of it on credit cards.? We just need some lower interest rates to help pay it off.

My financial situation:
I have a great job as a software developer on a long term contract for the US Gov.? I have been working on it for about 3.5 years, and have no plans on changing anything.? We have no problem paying our bills.? We have about $16k in debt that needs to get paid off to set us free... really not a big problem, we just want it done faster and for it to cost less.

Monthly net income: $ 4700

Monthly expenses: $4107
? Housing: $ 1450
? Insurance: $ 57
? Car expenses: $ 450
? Utilities: $ 150
? Phone, cable, internet: $ 150
? Food, entertainment: $ 400
? Clothing, household expenses $ 200
? Credit cards and other loans: $ 1000
? Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432478
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,900.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	22.29%	Starting borrower rate/APR:	23.29% / 25.57%	Starting monthly payment:	$151.56

Auction yield range:	8.29% - 22.29%	Estimated loss impact:	7.03%
Lender servicing fee:	1.00%	Estimated return:	15.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1990	Debt/Income ratio:	20%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	16 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	68	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$17,320	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	DenverCapital	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 100% )	680-699 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	680-699 (Sep-2009) 700-719 (May-2008) 720-739 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	2
Description
Consolidate some high interest debt
Purpose of loan:
I will use the proceeds from this loan to pay off high interest credit card debt.? My combined current payments are $425 a month, so this loan will allow me to lower my monthly payment.

My financial situation:
My credit profile and income show that this is a loan that is well within my means to payoff.? I anticipate being able to pay this loan in full sooner than 36 months.? I have borrowed through Prosper before and paid off the first note in 5 months.

Monthly net income: $ 7500

Monthly expenses: $?6536
??Housing: $ 1781
??(Med, Life, and Auto ) Insurance: $?$710
??Car Loans / expenses: $ 990 (reduced by $150 with funding on this note)
??Utilities: $ 360
??Phone, cable, internet: $ 250
??Food, entertainment: $ 750
??Clothing, household expenses $ 250
??Credit cards and other loans: $?750?
??Student Loans: $595
? Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432480
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1975	Debt/Income ratio:	32%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	39	Length of status:	39y 5m
Amount delinquent:	$6,540	Revolving credit balance:	$4,321	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	18	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	social-charmer4	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
car repair
Purpose of loan:
This loan will be used to? fix my car
My financial situation:
I am a good candidate for this loan because? I pay my bills on time.? My credit score is low because I decided to pay negotiated settlements on my credit cards.? I have paid settlements on all of them except 1 card and it will be next.

Monthly net income: $ 4200.00????

Monthly expenses: $
??Housing: $ 1234.00
??Insurance: $ 175.00
??Car expenses: $?936.00
??Utilities: $?315.00????
??Phone, cable, internet: $ 250.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 300.00
??Credit cards and other loans: $ 200.00
??Other expenses: $ 225.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432482
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.69%	Starting borrower rate/APR:	8.69% / 9.03%	Starting monthly payment:	$63.31

Auction yield range:	3.29% - 7.69%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Aug-1989	Debt/Income ratio:	23%
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	17y 5m
Amount delinquent:	$0	Revolving credit balance:	$710	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	3%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	affluence-papyrus	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
moving daughter home
Purpose of loan:
This loan will be used to?my daughter lost her job in the charlotte area and i have to move her home(what dads do you know)?

My financial situation:
I am a good candidate for this loan because?have repaid every loan i have made but i need this money for the?unexpected
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432486
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,100.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.76%	Starting monthly payment:	$49.76

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-2003	Debt/Income ratio:	42%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	13 / 12	Employment status:	Retired
Now delinquent:	1	Total credit lines:	18	Length of status:	17y 5m
Amount delinquent:	$12,249	Revolving credit balance:	$7,017	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	serene-deal8	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit cards
Purpose of loan:
This loan will be used to? im using this money for a credit consolidation to help me in paying out less bills and interest...i also would like to mention im disabled with musculardistrophy, and im just try ing to make my life a little easier for myself

My financial situation:
I am a good candidate for this loan because? because i always pay my bills to keep my credit as well as possable,

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432508
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.50%	Starting borrower rate/APR:	9.50% / 9.84%	Starting monthly payment:	$800.82

Auction yield range:	3.29% - 8.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	7.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1988	Debt/Income ratio:	60%
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	20 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$41,242	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	44%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	casserole079	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off several high interest credit cards.? Since the birth of our daughter, my wife and I are committed to paying off our debt.? We are focused on our future, for ourselves and our daughter.

My financial situation:
I am a good candidate for this loan because I have always paid my debts.? I have never defaulted on any loan.? I am a driven individual who is focused on becoming debt free in the next 5 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432512
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.79%	Starting borrower rate/APR:	23.79% / 26.08%	Starting monthly payment:	$117.37

Auction yield range:	8.29% - 22.79%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1999	Debt/Income ratio:	24%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	16 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$13,542	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	rupee-gargantuan	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New bedroom set
Purpose of loan:
This loan will be used to? purchase a new bedroom set.? Our current bed just broke this morning.

My financial situation:
I am a good candidate for this loan because? My bills are paid in a timely fashion and my husband and I both have secured jobs.

Monthly net income: $ My monthly net is $2564 and my husband's is $4400, plus we rent out a house and recieve $450 in rent.

Monthly expenses: $
??Housing: $ 2081
??Insurance: $ 168
??Car expenses: $ 745
??Utilities: $?275
??Phone, cable, internet: $ 220
??Food, entertainment: $ 500
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 580
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432514
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1996	Debt/Income ratio:	16%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	20	Length of status:	6y 8m
Amount delinquent:	$2,836	Revolving credit balance:	$0	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	17	Homeownership:	No
Inquiries last 6m:	1
Screen name:	vibrant-listing2	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for Leadership Venture
Purpose of loan:
This loan will be used to pay for the Wharton Leadership Venture, a once-in-a-lifetime opportunity that I was chosen for to attend in Antarctica. I'm currently working on my Masters degree in Higher Education Management at the University of Pennsylvania, while working full-time in administration at the University of Pennsylvania.

My financial situation: I'm currently raising funds via a website and from friends so that I can pay for this venture. I know that the connections I will earn from this venture will only benefit in my future career.
I am a good candidate for this loan because?I can easily pay back the loan in 36 months through monthly payments.

Monthly net income: approximately $2888/month

Monthly expenses: $
??Housing: $675/month
??Insurance: $0-automatically taken out of my paycheck
??Car expenses: $0-no car
??Utilities: $0-included in rent
??Phone, cable, internet: $0-included in rent
??Food, entertainment: approx. $400/month
??Clothing, household expenses $0
??Credit cards and other loans: $0-no credit cards or current loans
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432526
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$435.58

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Apr-1983	Debt/Income ratio:	Not calculated
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	25y 2m
Amount delinquent:	$0	Revolving credit balance:	$7,218	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	90%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	stevengbub	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
I have three CCards with loan rates, the lowest at 16%, that are way too high. I am currently making payments between $300 and $350 a month. I want to shorten these loan rates and get a percentage rate of 12% or less
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432532
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1981	Debt/Income ratio:	50%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	19 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	7y 0m
Amount delinquent:	$0	Revolving credit balance:	$42,767	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	camaraderi-paloverde	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Surviving our family business
Purpose of loan:
This loan will be used to? catch up rent, market/advertise business, combine high interest loans

My financial situation:
I am a good candidate for this loan because? I am dedicated to my business

Monthly net income: $ 160000

Monthly expenses: $
??Housing: $? 610
??Insurance: $ 100
??Car expenses: $ 680
??Utilities: $ 200
??Phone, cable, internet: $ 300
??Food, entertainment: $ 150
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 1900
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432536
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Apr-1983	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Oct-2009)	Current / open credit lines:	11 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	34	Length of status:	12y 9m
Amount delinquent:	$0	Revolving credit balance:	$3,648	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	fishhauler	Borrower's state:	Oregon	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Because this truck needs fixed
Purpose of loan:
This loan will be used to? Replace head gasket on pictured truck. $500 will go to pay off a large loan with a payment of $500 per month that will be completely paid off and I can direct the money I was paying on that loan to pay toward Prospers loan.

My financial situation:
I am a good candidate for this loan because? My business is making still a very good income even in the economy that we are in. I am in a? business were I haul fresh fish and seafood in and around Oregon and Washington being in Seattle most of the time.

Monthly net income: $ 12000 to 14000

Monthly expenses: $
??Housing: $ 1505
??Insurance: $ 650
??Car expenses: $ 835
??Utilities: $ 208
??Phone, cable, internet: $ 350
??Food, entertainment: $ 400
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 4500 mostly truck fuel bill
??Other expenses: $ 1600 truck payment
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432538
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$519.98

Auction yield range:	8.29% - 14.00%	Estimated loss impact:	8.81%
Lender servicing fee:	1.00%	Estimated return:	5.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1994	Debt/Income ratio:	175%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	20 / 18	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$14,905	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	kind-discrete-return	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to help pay off my credit cards.? I am currently only able to work 1 day a week and I sub as a dental hygienist when needed.? There are no hobs available in my area and my interest rates just keep rising!!!!!!? I am having trouble paying the minimum payments right now!? I have never had trouble with paying the minimum payments before now!!? I am?very stressed financially and cannot find a way out!? Please help me ease?the stress of the?financial charges being added on each month!? I would like to dig my way out of this debt, but I cannot see any other way, but with help from this loan.? Thank you for your consideration and I deeply appreciate your time.?

My financial situation:
I am a good candidate for this loan because I have always paid my credit cards on time and will continue to do so if I don't have such large interests added on to the already high payments!? Thank you!? I will also pay out of appreciation for your help!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432542
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-2000	Debt/Income ratio:	14%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	2 / 1	Employment status:	Full-time employee
Now delinquent:	11	Total credit lines:	46	Length of status:	2y 5m
Amount delinquent:	$5,494	Revolving credit balance:	$0	Occupation:	Student - College G...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	25	Homeownership:	No
Inquiries last 6m:	1
Screen name:	the-fascinating-coin	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards and debts
Purpose of loan:
This loan will be used to consolidate my debts as I am about to get out of college, and I want to be able to get all my debts paid for and gathered into one payment.

My financial situation:
I am a good candidate for this loan because I have a job lined up when I get out of school within 7 months and I also have enough money saved up so that the payments will be no problem for me to make on time. I also am rooming with family so I have no monthly bills (outside if the ones I am trying to consolidate) other than my cell phone.

Monthly net income: $1500

Monthly expenses: $300
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $150
??Food, entertainment: $150
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432544
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.30%	Starting monthly payment:	$49.07

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-1993	Debt/Income ratio:	50%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	5 / 3	Employment status:	Retired
Now delinquent:	0	Total credit lines:	18	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$15,755	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	leverage-tomahawk	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
2 months living expenses
Purpose of loan:
This loan will be used to?
2 months living expenses
My financial situation:
I am a good candidate for this loan because? starting in 2010 my monthly income will be about $2,800 per month from retirement account plus part time work.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432548
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$102.72

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1984	Debt/Income ratio:	12%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$4,314	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	1
Screen name:	dinero-friend7	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
2009 Payoff
Purpose of loan:
I would like to consolidate my debt.
My financial situation:
I am a good candidate for this loan because...I work hard and pay my bills.

Monthly net income: $ 3,800

Monthly expenses: $
??Housing: $ 750.00
??Insurance: $ 120.00
??Car expenses: $ 50.00
??Utilities: $ 125.00
??Phone, cable, internet: $ 50.00
??Food, entertainment: $ 125.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 100.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432550
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$544.47

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-2002	Debt/Income ratio:	20%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$11,409	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	autonomous-durability7	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
MEDICAL EXPENSES
Purpose of loan:
This loan will be used to?the reason for me trying to take out this loan is due to my medical expenses......i?need to get some dental work done and my insurance does not cover it....i was under the impression that it did...im hoping by taking out a loan i can move forward with the procedure.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432554
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$77.42

Auction yield range:	6.29% - 22.00%	Estimated loss impact:	5.39%
Lender servicing fee:	1.00%	Estimated return:	16.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1996	Debt/Income ratio:	3%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	2	Length of status:	5y 8m
Amount delinquent:	$0	Revolving credit balance:	$180	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	18%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	momentous-liberty	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Limited credit but have great FICO
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432560
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$84.23

Auction yield range:	11.29% - 12.00%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	10 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	21	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$104,659	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	impeccable-commitment3	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Short term financial help.
Purpose of loan:
This loan will be used to?help with short term expenses until Jan 2010.
My financial situation:
I am a good candidate for this loan because I have not missed any paymants in the past and I plan on refinancing my house in Jan 2010 to pay off all credit cards.?
Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432568
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.44%	Starting borrower rate/APR:	32.44% / 34.85%	Starting monthly payment:	$437.99

Auction yield range:	11.29% - 31.44%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1976	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	13 / 11	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	38	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$47,911	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	payment-scout	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
business receivables come in
Purpose of loan:
Recently, the amount of our hourly work has declined and our contingent fee work has expanded to an unforeseen degree, leaving us precipitously short of cash to fund our contingent fee cases and to pay our ongoing business expenses.? We are confident that our existing and expected contingent fee work will generate substantial income.? We currently have approximately $28,000 in receivables that are due and had hoped to have received these funds by?now.
My financial situation
If you reviewed my credit report you will find that we do have educational loans for our children.? However, you will also note that our bills are always paid on time.? I have been in business for 22.5 months and my business is growing.? To date our gross revenue is $185,000 and the net as of 10/31/09 was $80,000.? Our income to debt ratio is high due to the student loans.? I have been an attorney for 34 years having worked in high profile law firms, making my earning potential high.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432578
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$84.90

Auction yield range:	8.29% - 29.00%	Estimated loss impact:	7.20%
Lender servicing fee:	1.00%	Estimated return:	21.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Aug-1995	Debt/Income ratio:	15%
Credit score:	660-679 (Oct-2009)	Current / open credit lines:	16 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	8y 5m
Amount delinquent:	$0	Revolving credit balance:	$37,034	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	needcash328	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 94% )	660-679 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	1 ( 6% )	660-679 (May-2008) 660-679 (Apr-2008)
Principal balance:	$1,484.52	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Pay off my credit cards
Purpose of loan:
This loan will be used to pay off a credit card debt with a higher credit card interest!

My financial situation:
I am a great candidate for this loan because I have a good credit history, just trying to find a short term loan that I can pay down my credit card debt.? Thanks for all interested in helping!

Monthly net income: $8,500

Monthly expenses: $
??Housing: $ 900
??Insurance: $250
??Car expenses: $750
??Utilities: $ 200
??Phone, cable, internet: $100
??Food, entertainment: $200
??Clothing, household expenses $150
??Credit cards and other loans: $250
??Other expenses: $?250
? Available for Prosper Payment:? $3,550
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432580
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$907.45

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-1995	Debt/Income ratio:	94%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	17 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$21,767	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	7dogs	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	680-699 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	680-699 (Oct-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Paying off credit cards, every one.
I am seeking help to pay off all my credit cards.?It seems every month they change the terms and raise the?interest rate, they say because of their increasing costs to do business.? I? don't think it's fair,?they are making the people who pay their bills on time pay for the people who can't or don't.??If they do this to everyone they'll force all of us to not be able to pay.?? I do have seven rescued dogs that I am loving and supporting, in case you are curious as to the screen name.? I am very capable of repaying the loan as agreed, and having only one payment each month would make bill paying?so much more manageable.?? I'm hoping someone can help me.Thank you for your time and consideration.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432604
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-1996	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Oct-2009)	Current / open credit lines:	7 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	14	Length of status:	10y 2m
Amount delinquent:	$315	Revolving credit balance:	$805	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Homeownership:	No
Inquiries last 6m:	3
Screen name:	Newadventures	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	660-679 (Sep-2009) 660-679 (Aug-2009) (Mar-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
In need of your help!
Purpose of loan: This loan will be used to pay off the remainder of my debts and invest.? To just have one loan to pay back. Should be able to pay the loan back in 2 years instead of 3 years

My financial situation: My prosper family I am in need of your help.

I am a good candidate for this loan because I previously received a loan from prosper in 2006.? I had no late payments and even made extra payments on occasion.? I have 3 credit cards with apr's over 29%.?They were at 12% for the last 1 1/2 years but all of sudden the the company raised them again.? I am not late on any of my payments.??I have a student loan and 2 other items on my credit report I would like to clear.??I Promise to pay back?all the funds that are given to me. My?credit report shows delinquencies of approx 60 days, but I can tell you that were from the student loan and I have been current since April 07.? I am in the process of writing the credit bureau to remove that from my report.?? I just want to be current and fresh?for the New Year.

Thank you?in advance for your help.

Monthly net income: $ 2400
Monthly expenses:$ ??Housing: $ 1100.00??
Insurance: $?225 monthly (car)?
Car expenses: $470.00 monthly??
Utilities: $?200.00 (water, garbage, pge)?
Phone, cable, internet: $?140.00
Food, entertainment: $?200.00??
Clothing, household expenses?$200.00?
Credit cards and other loan $1700.00 total?outstanding
Other expenses:
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 383901
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$419.47

Auction yield range:	8.29% - 9.00%	Estimated loss impact:	6.38%
Lender servicing fee:	1.00%	Estimated return:	2.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1994	Debt/Income ratio:	8%
Credit score:	820-839 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$4,193	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Sitgarath	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Remodel
Purpose of loan:
We are going to use the loan to make the following improvements to our house: open up the living room, dining room and kitchen so that people can see and talk to each other.? Open up a door from the main floor to the steps going to the bedroom above the garage.Replace the original 1956 furnace and windows.Run plumbing upstairs for a bathroom and make that the master suiteMy financial situation:
I am a good candidate for this loan because I have a stable job at a company that has been in business for over 10 years.? I can pay all the bills for my wife and I on my salary alone and the payments on this loan would be easy for me to make.? I am also expecting a large promotion in the next 30 days (from Director to VP) as well as my annual bonus which is usually around 10% of my grossI am an honorably discharged?Marine and take my word very seriously.I will pay you back. Bills $3600/month, Income = $5400/month after taxes Thank you!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 397767
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1997	Debt/Income ratio:	35%
Credit score:	620-639 (Nov-2009)	Current / open credit lines:	21 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	58	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$17,130	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	jenni12kk	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	0 ( 0% )	620-639 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	1 ( 100% )	600-619 (Aug-2008) 580-599 (Jul-2008) 640-659 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	1
Description
SECOND PROSPER LOAN
Purpose of loan:
This loan will be used to pay off two high?interest rate credit cards with Chase from my wedding?May 31,2009.
My financial situation:
I am a good candidate for this loan because I have never?been delinquent on any accounts ever.? I am also a very ethical person and I have a lot of sources of income.? I paid my first loan off with Prosper?in?less than two months and this loan I plan to?pay off in less than 3 months.? I will be paying off two Chase credit cards,one with a $2500 balance and the other with a $2800 balance, and?both with an interest rate of 29.99%.? My payments will automatically be deducted from my checking account.? I have been working a lot of overtime to try and get these accounts paid off and I would like to pay them off so that I can spend more time with my son while he is still young.? I also work for a?bank, so I am obviously a trustworthy person with money. ?I have paycheck stubs, social security statements, and cancelled checks from rental property income to document everything.?? Also I am willing to provide work numbers to verify employment. ?Thank you for your support and for taking the time to read this.? I will pay this off in 3 months.

Monthly net income:?$9780 total??????????????????????????????
???????????????????????????????? $5000 bank income?????????????????????????????????
???????????????????????????????? $3500?husband's income
???????????????????????????????? $1505 social security
???????????????????????????????? $1025 rental property income

Monthly expenses: $?7308
??Housing: $?3274
??Insurance: $?390
??Car expenses: $?869?
??Utilities: $ 350
??Phone, cable, internet: $?150
??Food, entertainment: $500
??Clothing, household expenses $?200
??Credit cards and other loans: $?600
? Daycare: $425
? Gas: $350
??Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429467
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-1981	Debt/Income ratio:	43%
Credit score:	720-739 (Oct-2009)	Current / open credit lines:	15 / 11	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	30	Length of status:	30y 3m
Amount delinquent:	$16,979	Revolving credit balance:	$74,935	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	income-walnut	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help Me Help Them
Please be advised that I DONOT have delinquencies or high balance as stated. This was a bi-product of ID theft and all of the items are slowly being removed. MY credit score is very high which shows that these items have been investigated and not mine. I can also provide proof from the credit bureas that confirm this. thanks!

Purpose of loan:
This loan will be used to purchase real estate. I recently purchased a home for very little money. The house was in good shape, with little but cosmetic work to be done. There are 3 other homes, very similiar in the area that I would like to purchase as well. The area is a great historical district on the outskirts of Dayton, Ohio, and is only blocks from a major hospital. Because of this many doctors have been moving into the affluent neighborhood. This is a rare oppertunity to buy these homes very cheap and invest very little and then either sell or rent.

My financial situation:
My finances are very good. I have paid off most of my balances down to a zero balance. I have a steady income being the Director and Founder for a not for profit child care center for over 30 years. My salary is very good (89,500 a yr), and my expenes are little (see below). In addition I also receive a small disability check each month. I bank with the same bank for 20 years, and this is also the bank I choose for my day cares finances. The only negative items I ever had on my credit were de to idenity theft and have since been removed.

Here is a list of my expenses:
Rent/Mortgage - 650.00 monthly
Utilities - 200.00 monthly
Insurances and misc - 400.00
credit cards and store cards - 47.50 monthly
Food - 300.00 monthly
Excess, misc. - 500.00
_______________
Total expenses - $2097.50

Income? - $7458.00 before taxes

As you can see I can clearly pay this loan back without any trouble. This is a great chance to be able to both make a profit, help the area by not having abandoned homes, offer help to people who are unable to get a mortgage, and did I mention make a profit, LOL.
Thank you for your help!!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431393
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,850.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.90%	Starting borrower rate/APR:	25.90% / 28.22%	Starting monthly payment:	$114.68

Auction yield range:	11.29% - 24.90%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1988	Debt/Income ratio:	13%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	18 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	53	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$11,802	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	93%	Stated income:	$100,000+
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	courteous-repayment	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Preparing for College paying CC's
Purpose of loan:
This loan will be used to pay off?my credit card debt, reduce my total debt and prepare to send my daughter to college.

My financial situation:
I am a good candidate for this loan because a have a steady income and will even?work extra side jobs as time allows to generate?more income.? I recently?bounced back from a?personal and financial disaster loss of a 12 yr career, and divorce.??I?have reestablished myself with a great job, new home, and a stable and loving environment.??I have had no late?or missed payments in over?5 years.? I have put myself on a debt reduction plan and?have decreased my total debt?load by 15% since January 2009, even with?co-signing?for my daughters car.? She receives $1200 a month SSI for her?deceased father and I felt she deserved a dependable car, that will be the?$8800 loan from?GMCU you see on my credit report although I didn't include that debt in the list below since the payment for it and her insurance I take directly from those SSI funds.?? ? A year ago?my?credit?scores were still so bad that I had to barrow from?places like Amer General and Personal Finance,?places?which charge over 30%?for secured even more for?unsecured loans.??In order to make?ends meet sometimes I had?would take?internet loans that charged over?80% interest, Quick Click and Bank of Delaware.? I made it through those times and paid everyone on time and most off early.? ? I am a good candidate for your?consideration.? I?have a debt plan and I'm working on it.??My daughter is headed for College in another year and?at my income it's all out of pocket.? The ability to consolidate this debt will help me speed up my debt reduction plan and realize my?dreams faster.? I am?a dependable, honest, hardworking single mother and I?know with your help I?can make this work.? Thank you for your consideration.? Please feel free to ask for any?questions or for verification of any of these facts.? I appreciate this forum.??
Monthly net income: $ 3872.00

Monthly expenses: $
??Housing: $ 1314.00 including escrow for tax and?insurance,?My new house?has received a 10 yr tax abatement therefore this payment will be reduced by $200 when?the Escrow?is?reassessed next year.?
??Insurance: $ 240.00?auto and life, ADD?
??Car expenses: $ 100.00 gas
??Utilities: $ 150.00 on budget billing
??Phone, cable, Internet: $ 250.00
??Food, entertainment: $ 450.00 including pet and household?supplies
??Clothing, household expenses $
??Credit cards and other loans: $ 381.00 for my?auto loan?+ 338.00 in CC payments
?? 401K Savings 10% 524.00??
?? Other expenses: $ 125.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431581
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$123.27

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-2004	Debt/Income ratio:	42%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	5y 0m
Amount delinquent:	$0	Revolving credit balance:	$4,261	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	reliable-repayment	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying of my credit cards
Purpose of loan: personal use
This loan will be use to...
pay off my credit cards
My financial situation:
I am a good candidate for this loan because?I'm reliable, trust-wordly, and I don't like it when someone doesn't pay me backwhen they said they would.?

Monthly net income: $ 1,000

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 55
??Car expenses: $ 50
??Utilities: $ 0
??Phone, cable, internet: $ 50
??Food, entertainment: $ 50
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 3,000
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431703
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$123.27

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-2004	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	3	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$343	Occupation:	Student - College J...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	fervent-dough7	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Unexpected Bills
Purpose of loan:
This loan will be used to?pay off a large unexpected bill

My financial situation: Bank of America
I am a good candidate for this loan because?.I am a positive-thinking and goal-orientated person. I recently hit a bump on the road and have some unexpected auto payments to make and need to get by for the next few months. However, someone once told me, "Don't look at the situation as a problem. Look at the situation for solutions." I am a freelance web/graphic/motion designer and college student. When I'm not in school, I do freelance work for personal clients that range form $500-$2000 for projects. As of lately, I've been hitting a dry spell with projects but I hope to pick some up pretty soon. In the mean time, I plan on finding a steady part-time job on the side.

Monthly net income: $500-2000

Monthly expenses: see below
??Housing: 300$
??Insurance: 0$
??Car expenses: 500$
??Utilities: 0$
??Phone, cable, internet: 0$
??Food, entertainment: 300$
??Clothing, household expenses 0$
??Credit cards and other loans: 250$
??Other expenses: 100$
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431919
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,700.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$393.55

Auction yield range:	11.29% - 34.00%	Estimated loss impact:	10.87%
Lender servicing fee:	1.00%	Estimated return:	23.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-2000	Debt/Income ratio:	18%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$454	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	3%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	11	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	jdcasper	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	740-759 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	0 ( 0% )	700-719 (May-2008) 600-619 (Dec-2007) 640-659 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Rehab Needed on New Rental
Purpose of loan:
Roc Rooms & Rentals LLC has been renting fully furnished shared rooms to local college students in Rochester, NY since 2003.? We own property and manage property for others.? Because of a high demand for our student housing we are acquiring more property.? We just got an offer accepted on a foreclosure on 6 Genesee St in Scottsville, NY for $41,000 cash.? I will be purchasing the house with money in the bank, and have decided to finance the Rehab and furniture costs through Prosper.? After the rehab the property will asses between $90,000 and $100,000.? This will be the only loan we will be taking out to finish the property, creating a Loan-To-Value of less than 15%.

To learn more about us please visit:? http://www.rocrooms.com.
To view some of our previous rehab projects you visit our contractor's site:? http://duquettecarpentry.com

In addition to have a successful track record paying off social loans through prosper we also have a number of very happy private lenders who have made good interest through private mortgages.? To learn more about our successful loans you can visit:
http://www.rocrooms.com/invest

Our financial situation:
I earn a 67,000 salary as a software engineer.? In addition Roc Rooms & Rentals currently averages a $1950 in positive monthly cash flow with 46 furnished rooms.? I personally own 7 Rental units for a total of 20 furnished rooms. All of properties have at least 20% in equity and I have built a substantial net worth in the past 6 years.

Monthly net income: $ 8250

Monthly expenses: $
? Housing: $ 750
? Insurance: $ 50
? Car expenses: $ 300
? Utilities: $ 250
? Phone, cable, internet: $ 100
? Food, entertainment: $ 250
? Clothing, household expenses $ 100
? Credit cards and other loans: $ 150
? Other expenses: $ 100

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432099
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.99%	Starting borrower rate/APR:	10.99% / 13.35%	Starting monthly payment:	$49.10

Auction yield range:	4.29% - 9.99%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1995	Debt/Income ratio:	18%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	23 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	58	Length of status:	12y 6m
Amount delinquent:	$0	Revolving credit balance:	$61,150	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	jamie56048	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	700-719 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	700-719 (Aug-2009) 700-719 (Dec-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	1
Description
2nd Child on the way - 2nd Loan
Purpose of loan:
This loan will be used buy my wife and i to help remodel a bedroom and buy baby clothes.? Since we don't know if we're having a boy or a girl we haven't been able to buy any clothes or remodel the bedroom ? This would be my second loan using prosper and i must say i really like how this website works.

My financial situation:
I am a good candidate for this loan because i have always paid my bills on time and i will keep it that way.? I usually pay all my bills via ACH and they are usually scheduled before my statement's arrive.? I have knocked down my debt 7-8000 this year and bonus time is just around the corner and if the interest on this loan is low enough i will apply my bonus to my other revolving credit.? My bonus will be in the neighborhood of 10-14,000 before taxes.? My goal is to be debt free except for my mortgage in 2011.? My high revolving credit is partially due to my 80/20 mortgage.? That was how i bought my house so i wouldn't have to pay PMI.
My credit card interest rates are, Citibank 9.99%, Associated Bank 7.99%, American Express 2.99%, and Chase is 5.99%.? I have no auto or motorcycle loans and i own 2 cars and 1 motorcycle.

Monthly net income: $ 2,750

Monthly expenses: $
??Housing: $ 867
? Insurance: $125
? Credit cards: $ 675
My wife pays for all the utilites, groceries, and she does daycare at home so we do not have daycare expenses.

If you have any questions please ask.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432117
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.49%	Starting borrower rate/APR:	28.49% / 30.85%	Starting monthly payment:	$374.66

Auction yield range:	11.29% - 27.49%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1988	Debt/Income ratio:	38%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$16,082	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	new-astute-payment	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to? to pay down credit cards that have increased their APR's from single to double digits due to the new laws that were enacted.

My financial situation:
I am a good candidate for this loan because? I have not been late on a credit card payment in at least a year (off the top of my head).? Even though I have only been with my employer 3 years - I have worked in the transportation industry for over 15 years.? I am a good person who got caught in the credit crisis.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432129
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.55%	Starting borrower rate/APR:	26.55% / 28.88%	Starting monthly payment:	$608.76

Auction yield range:	11.29% - 25.55%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1990	Debt/Income ratio:	27%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	12y 11m
Amount delinquent:	$0	Revolving credit balance:	$30,111	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	80%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	phoenix1972	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off High Interest Credit Cards
Purpose of loan:
I intend to use this loan to pay off two high interest credit card debts (21% and 29%).? My current monthly payments are roughly $400.? Only a marginal amount is applied towards?the principal.? Reducing my interest rate and keeping my payments the same will speed this process.

My financial situation:
I am a good candidate for this loan because my income is sufficient to cover this monthly payment.? My current DTI (gross) is 15%.? Please help me continue this process of rebuilding credit and paying down debt.

Monthly net income: $ 5000

Monthly expenses: $
??Housing: $ 1000.00
??Insurance: $ 300.00
??Car expenses: $ 440.00
? Cell Phones:? $200.00
? Utilities: $ 350.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $ 500.00
??Credit cards and other loans: $ 1300.00
??Other expenses: $ 500

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432135
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-2003	Debt/Income ratio:	11%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	2 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	4y 6m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	5
Screen name:	sensible-revenue	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying a car
Purpose of loan:
This loan will be used to purchase a vehicle. I was in a car accident a couple of days ago and am in need of a new car.

My financial situation:
I am a good candidate for this loan because I have very little debt (a $4000 student loan and a credit card-which is mainly used for bills?that I pay off on a monthly basis). This frees up?the rest of my?disposable income to be used for whatever I may need.?I have a montly budget and I?consider myself financially responsible. At one point a few years ago I had no debt at all and $15k in an emergency fund along with money in my retirement accounts and my son's college fund.?As the economy deteriorated?my emergency fund has been depleted but?my goal is to rebuild it soon so I don't have to worry about borrowing money.?I hold a steady job and have been with the company for 4.5 years. The reason banks won't loan me money (without a co-signer) is a short sale I went through last year.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432153
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.09%	Starting borrower rate/APR:	17.09% / 19.29%	Starting monthly payment:	$178.49

Auction yield range:	6.29% - 16.09%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1980	Debt/Income ratio:	10%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	30	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$4,594	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	16%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	direct-platinum8	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYINGOFFCARDS
Purpose of loan:
This loan will be used to? PAY OFF 2 CARDS THAT WERE USED TO PURCHASE ITEMS OVER 2 YEARS AGO BUT WERE 18 MONTHS NO INTEREST NO PAYMENTS AND SINCE THAT TIME RATE HAS CLIMBED

My financial situation:
I am a good candidate for this loan because? I WORK VERY HARD AND PAY ALL MY BILLS ON TIME,? I DID FILE 13 BANKRUPTCY 4 1/2 YEARS AGO BECAUSE OF DIVORCE AND MEDICAL BILLS. MY PAYMENTS ON THAT ARE CURRENT AND NEVER LATE.?I WILL REPAY THIS LOAN AND IT WILL HELP ME TO GET CAUGHT UP
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432159
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$253.07

Auction yield range:	4.29% - 17.00%	Estimated loss impact:	2.17%
Lender servicing fee:	1.00%	Estimated return:	14.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1982	Debt/Income ratio:	48%
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	29 / 28	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	6y 5m
Amount delinquent:	$0	Revolving credit balance:	$38,670	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	loan-numero-uno	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:

This loan will be used to? The Purpose of this loan will be to pay off our credit cards and debt, which was primarily used to renovate our house that we purchased in October 2007.? We renovated our house, which was almost 60 years old, and needed mejor repairs.?? We had hired contractors to fix our house and they bailed on us, leaving us to complete the job and incur major expenses to finish the job.?? Luckily, we were able to count on family and friends to help us.? However, in buying supplies and materials, we racked up credit card bills and loans to get the job done.

My financial situation:
I am a good candidate for this loan because?? I have always maintained a credit score above 700 before I got married and we did this home renovation.? I have always paid my bills on time and always keep good managment on my accounts.? I have always spent money wisely, but I feel like the banks, primarily Bank of America, have penalized me during the credit crisis, by raising my minimum payments and interest rates, because?they did not understand what my husband and I were doing.??? Please note that my husband and I have never foreclosed on our house and have never declared bankruptcy.

My husband just recently got a fully funded loan through Propser and I was impressed with the amount of support he received from fellow lenders on this website.? It meant a lot to him and to me to get the loan.?? That's why I am posting this listing on Propser.? My husband and I?would like to consolidate our bills into one payment without having to put our house, that we have worked very hard to improve, as collateral.?? We would greatly appreciate the support of people on Prosper to help us get through this and get order back in our lives.?? This loan would take a huge load off of our backs becuase then we would be able to budget our expenses much easier and make one payment, rather than several payments spread out between several vendors.??

Thank you for taking the time to read this.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432165
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.34%	Starting borrower rate/APR:	31.34% / 33.74%	Starting monthly payment:	$345.51

Auction yield range:	11.29% - 30.34%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1993	Debt/Income ratio:	25%
Credit score:	720-739 (Oct-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	32y 6m
Amount delinquent:	$0	Revolving credit balance:	$6,877	Occupation:	Bus Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	heroic-principal	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need New Roof
Purpose of loan:
This loan will be used to fix my roof. Even though myself and my wife are up in age, we are not able to get any help from anywhere, even though we are both working and hold full time good jobs. I?own a three family unit and it provides much needed income for me and my wife. Unfortunately, the roof is leaking and it needs to be repaired as soon as possible.

My financial situation:
I am a good candidate for this loan because I have consistently?kept up with all?of my financial responsibilities including helping my children when they needed it. When I have run into problems, I quickly solve the issue as best I can. I have been at my job for 33 years and that demonstrates consistency. I have owned my home for quite a long period of time as well. Whoever helps us out will have no problem recouping their loan to us. Thank you in advance for your assistance.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432171
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$82.18

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-2000	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$15,540	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	broyboy	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	32 ( 100% )	640-659 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	660-679 (Apr-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	32
Description
Fixing up the old car for winter
Purpose of loan:
This loan will be used to fix up my 13 year old Honda Civic. My great new job is a 35 minute drive (60 minutes in the winter) so it's getting a lot of use these days and I need to perform some major repairs and maintenance so that it is reliable and safe for the winter. I've owned the car free and clear for five years. Previously I didn't need to drive much for work so it was a low priority and now the def has caught up to me.

Things that need to be done include: snow/ice tires, struts, a smashed body panel (though not critical for travel it's pretty ugly), O2 sensor, battery, oil change, wiper blades, and I'm sure a few more. I'm having it completely inspected in a week. Any left over cash would be put back toward the principle. Without the loan I would need to empty my savings account and I don't want to do that. I would put everything on credit cards since my interest rates are competitive and the fees less than Prosper, but as I've been paying those down the limits have been reduced and I just don't have enough cushion there.

My financial situation:
I am a good candidate for this loan because I always pay my debts and feel it is morally irresponsible to do otherwise. I want better credit and I've been working hard to live below my means and become debt free, always paying more than the minimums. My full time salary position at a college is very stable and I plan on being there for the next twenty-five years or more. I paid off a Prosper loan early in the recent past. I own my car free and clear. My housing situation is perfect - I rent an apartment very cheaply from my parents who owe nothing on the property. I did rack up some hefty credit card debt while I was unemployed for several months earlier this year, but since landing the new position I halved the balances on two cards and cut two others down by a quarter. Besides my day job I do IT consulting business on the side that averages $500-$1500. I also have dividend and interest income of roughly $500. As you can see below, my income far outweighs my current expenses, even counting only my salary.

Monthly net income: $ 4250
Salary (take home): $2250
Other income (pre-tax): $1000-2000

Monthly expenses: $ 1650
??Housing: $ 200
??Insurance: $ 50
??Car expenses: $ 150
??Utilities: $ 50
??Phone, cable, internet: $ 150
??Food, entertainment: $ 150
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 750
??Other expenses: $ 100

Thank you for reviewing my listing and considering me in your bidding!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432189
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-2000	Debt/Income ratio:	21%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	11y 3m
Amount delinquent:	$0	Revolving credit balance:	$749	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	15	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	cosmos740	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	640-659 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	640-659 (Oct-2009) 660-679 (Aug-2008)
Principal balance:	$2,116.10	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Help pay for Granddaughter Wedding
Purpose of loan: This loan will be used to? Help pay for my Granddaughter's Wedding. I am hoping to pay for the Reception Hall and their honeymoon. I would use part of the money to pay off my other Prosper loan-so I will only have one monthly payment for it all.

My financial situation:
I am a good candidate for this loan because? I am very responsible and pay my bills before I do anything else. I work hard & have had a $4,000.00 annual increase in my pay since my pevious loan. I have my monthly Prosper payments withdrawn automatically from my account. I love my job & have been there over 10 yrs & am a sure thing.

Monthly net income: $ 2700

Monthly expenses: $?1100
??Housing: $ 0
??Insurance: $ 75
??Car expenses: $ 135
??Utilities: $ 300
??Phone, cable, internet: $ 150
??Food, entertainment: $ 125
??Clothing, household expenses $ 125
??Credit cards and other loans: $ 125
??Other expenses: $ 75
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432195
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-1986	Debt/Income ratio:	9%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	20	Length of status:	0y 11m
Amount delinquent:	$11,847	Revolving credit balance:	$161	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	40%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	25	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	first-class-bazaar	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
baby on the way!
Purpose of loan:
This loan will be used to improve the house.? Build the nursery.?

My financial situation:
I am disputing 5 items in my credit reports that were included in my bankruptcy but are listed as delinquent.? I am a good candidate for this loan because?although I have a bankruptcy, I do not have any unsecured debt beyond a $400.00 MasterCard.? I am gainfully employed in the health care industry.? All my bills are EFT from my checking account, without any history of late payments.

Monthly net income: $ 3791

Monthly expenses: $
??Housing: $ 493
??Insurance: $ 108
??Car expenses: $ 212
??Utilities: $ 125
??Phone, cable, internet: $ 125
??Food, entertainment: $ 500
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 25
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432207
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$407.12

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1993	Debt/Income ratio:	13%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	56	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$246,299	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	velocity-huckleberry	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Estate planning to protect children
My wife and I have been attorneys in California for nine years, and although my credit is less than perfect, my credit history shows that I am a responsible and reliable borrower.? The $9,000 I am seeking in this listing will be used to establish a new law practice that my wife will run.

I will remain with my current law firm, where my annual salary for the last two years exceeded $250k.? Despite this healthy salary, we only have limited savings that we have pledged to keep available as emergency reserves.? And, surprisingly, our access to credit nearly vanished overnight.? Our credit card companies unilaterally cut our credit card limits by a combined amount of $40k (without any explanation), and given the hit to the housing market, we cannot access any of the equity in our home.?????

Not only can I assure that I am a solid borrower, but you can feel good knowing that the loan will be used to help an under-served portion of the legal marketplace -? - namely, middle class parents with minor children.???The new law practice will provide these important legal services at a much more affordable price than traditional law firms, and will provide quality legal advice that the ?do it yourself? legal services business cannot provide.? Thus, the law practice will make estate planning more accessible to middle class parents, who typically lack an estate plan.

The $9,000 loan will allow us to: (1) purchase quality legal software, (2) establish an informative and feature rich website, and (3) create basic marketing materials.

If you would like any additional information, or documents verifying my financial status, please let me know - - I have nothing to hide, and know that I will repay this loan in full, and on time.? As far an interest rate, I?ll entertain whatever you propose; obviously, I would greatly appreciate your willingness to offer a modest rate.

Thank you for your time and consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432213
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.69%	Starting borrower rate/APR:	8.69% / 9.03%	Starting monthly payment:	$31.66

Auction yield range:	3.29% - 7.69%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-1999	Debt/Income ratio:	19%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	9y 4m
Amount delinquent:	$0	Revolving credit balance:	$4,078	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	green-fascinating-commerce	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
poogie1
Purpose of loan:
This loan will be used to?I need to put new tires on my car. I need to tune the motor up& put new breaks on.?

My financial situation:
I am a good candidate for this loan because? I have a good job & I pay my bills on time& I have excellant credit.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432219
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.69%	Starting borrower rate/APR:	8.69% / 9.03%	Starting monthly payment:	$31.66

Auction yield range:	3.29% - 7.69%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-1994	Debt/Income ratio:	40%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	11 / 9	Employment status:	Retired
Now delinquent:	0	Total credit lines:	21	Length of status:	25y 10m
Amount delinquent:	$0	Revolving credit balance:	$4,943	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	lean-rupee	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
ESTAABLISH CREDIT ON PROSPER
Purpose of loan:
This loan will be used to? HELP DAUGHTER PAY SOME BILLS, AND ESTABLISH CREDIT ON PROSPER SO I CAN GET LOANS AT A BETTER RATE IN THE FUTURE

My financial situation:
I am a good candidate for this loan because?HAVE NEVER BEEN LATE ON ANY PAYMENTS FOR THE LAST 20 YEARS
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432225
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1986	Debt/Income ratio:	22%
Credit score:	600-619 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$2,759	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	26	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	deckim	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	50 ( 100% )	600-619 (Latest)
Principal borrowed:	$8,501.00	< mo. late:	0 ( 0% )	600-619 (Sep-2009) 600-619 (Jun-2008) 600-619 (May-2008) 600-619 (Apr-2008)
Principal balance:	$1,334.13	1+ mo. late:	0 ( 0% )
Total payments billed:	50
Description
A much better place
Purpose of loan:

I have made 50 on time payments with prosper no lates.? Paid 1 loan off early and the 2nd is 4 months ahead?

I am in better shape this year than I was last year.?The 26 delinquencies will drop off my record in a few more years.?I would like to consolidate all my small credit cards This will help raise my score and get me back on track

I am a good candidate for this loan because?Because I have never missed a prosper payment even?when I was?unemployed for over 6 months

My financial situation:? Monthly net income: $?2300.00

Monthly expenses: $ 1150.00 leaving me with 1150.00
??Housing: $ husband????
??Insurance: $ husband????
??Car expenses: $ 100.00????
??Utilities: $ husband????
??Phone, cable, internet: $ 25.00 work for company
??Food, entertainment: $ husband????
??Clothing, household expenses $ husband
??Credit cards and other loans: $?750.00/Part being my sons school payment per month
??Other expenses: $ 275.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432233
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$69.33

Auction yield range:	8.29% - 14.00%	Estimated loss impact:	6.81%
Lender servicing fee:	1.00%	Estimated return:	7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	9 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	24	Length of status:	5y 4m
Amount delinquent:	$0	Revolving credit balance:	$22,896	Occupation:	Homemaker
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	awe-inspiring-order	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying down credit cards
Purpose of loan:
This loan will be used to?
Paying down credit cards. This loan will help get me on track with paying off all of my credit cards.

My financial situation:
I am a good candidate for this loan because?
I am a recent college graduate with a consistent monthly income. My credit history is great, with consistent on-time payments on all accounts.

Thanks for your time!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432237
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,300.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$194.51

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1992	Debt/Income ratio:	40%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	7 / 7	Employment status:	Retired
Now delinquent:	0	Total credit lines:	19	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$13,743	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	41%
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	tommytoes	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	660-679 (May-2008) 660-679 (Mar-2008) 660-679 (Feb-2008) 640-659 (Jan-2008)
Principal balance:	$2,267.01	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Need Help with Property Taxes
Purpose of loan:
This loan will be used to? Catch up on delinquent property taxes due to paying our college son's rent when he was out of work

My financial situation:I am retired and collect a pension and Social Security...my wife works full time
I am a good candidate for this loan because?we have had a Prosper loan and were never late with payments

Monthly net income: $ 5600

Monthly expenses: $
??Housing: $ 1413.77
??Insurance: $630.00 (auto and homeowners combined)
??Car expenses: $311.00 (car payment) our other vehicle is paid for
??Utilities: $ 260 (electric) 100.00(water) 50.00 (sewer) 46.00 (trash)
??Phone, cable, internet: $ 139.00 (cable /internet) 50.00 (landline phone) 120.00 (cells)
??Food, entertainment: $ 200.00 (groceries) we don't really go out or to movies
??Clothing, household expenses $ approx. 50.00
??Credit cards and other loans: $ 70.00 (credit cards) 250.00 (vinyl siding) 130.00 (Prosper)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432239
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1991	Debt/Income ratio:	16%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	6	Total credit lines:	16	Length of status:	5y 3m
Amount delinquent:	$5,655	Revolving credit balance:	$473	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	16	Homeownership:	No
Inquiries last 6m:	1
Screen name:	cleanmaster	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
something good for the environment!
Purpose of loan:
This loan will be used to start a?company that will offer eco-friendly solutions to commercial and industrial companies. 4k Green Cleaning, will provide high quality and environmentally friendly services and solutions to businesses of all sizes.?Get in on the ground floor of this fantastic opportunity.?

My financial situation:
I am a good candidate for this loan because I have?demonstrated a sense of responsibility by?overcoming past financial difficulties, hardships,?and credit problems. I?raised my credit score from 430 to over 700 in less?than 2 years. Also,?I have over 5 years experience in the industry as a production supervisor for a disaster restoration and cleaning company.

My proven record?of impeccable customer service, outstanding leadership and managerial skills, as well as?great problem solving skills are assets to 4k Green Cleaning. Besides a few past blemishes my credit is?good, and I have the income to repay the Prosper investors for their loan consideration. The profitability for a company like 4k Green Cleaning is outstanding. The risk factor for potential investors is extremely low. The market for eco-friendly solutions is infinite. At this time the market is untapped and offers enormous possibilities.?

Our Competitive Advantage:

4k Green Cleaning will succeed because Americans understand more than ever that we must collectively do our part to save our environment. Finally, eco-friendly solutions are being sought and used by consumers and businesses at an increasing rate. We will succeed by offering superior products, services and solutions using a very competitive and affordable pricing model.

We sincerely appreciate your interest.??

Monthly net income: $4,500

Monthly expenses: $
??Housing: $875.00
??Insurance: $89.00
??Car expenses: $534.00?
??Utilities: $135.00
??Phone, cable, internet: $85.00
??Food, entertainment: $125.00
??Clothing, household expenses $100.00
??Credit cards and other loans: $100.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432243
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	32.00%	Starting borrower rate/APR:	33.00% / 35.42%	Starting monthly payment:	$1,102.78

Auction yield range:	17.29% - 32.00%	Estimated loss impact:	19.88%
Lender servicing fee:	1.00%	Estimated return:	12.12%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1993	Debt/Income ratio:	28%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	7y 2m
Amount delinquent:	$0	Revolving credit balance:	$15,512	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	peaceful-transparency	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pub & Grill Remodel
Purpose of loan:
This loan will be used to update and remodel the pub and grill we just purchased. It is an existing business in a good location with positive cash flow; it just needs some updating.

My financial situation:
I am a good candidate for this loan because of my excellent credit rating/history and the fact I am keeping my full time, government job to maintain steady income (not to mention the benefits) for at least the first year (my husband will be running the restaurant).
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432245
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1995	Debt/Income ratio:	45%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	4y 4m
Amount delinquent:	$0	Revolving credit balance:	$11,110	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	55%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	asset-control0	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidating all bills to one
Purpose of loan:
This loan will be used to?
I will consolidate all bills into one payment, i plan on canceling all of my cards but one to stay on track.
My financial situation:
I am a good candidate for this loan because?
I have a steady job and work hard to pay my bills. I would be willing to pay higher rates for a chance to consolidate
Monthly net income: $
4000
Monthly expenses: $
??Housing: $ 1000????????
??Insurance: $ 75
??Car expenses: $?350
??Utilities: $ 200
??Phone, cable, internet: $100
??Food, entertainment: $ 250
??Clothing, household expenses $25
??Credit cards and other loans: $? 200
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432247
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$542.83

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	6 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	15	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$3,192	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	0
Screen name:	candigurlz	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory for store #2
As a preamble to my request, I would like to give you a better understanding to whom our business caters to.? Our world is very visual, as are the commercials we see on television or the magazines we tend to read.? A majority of advertising focuses on smaller sizes and overshadows our plus sized community.? As a woman, my issue (all my life) has been my frame, whether by choice or inheritance.? With that in mind, I decided to open a plus size shop for women focusing on sizes 14-32 in my community, where there is such a need for extended sizes.? I wanted to give women the opportunity to looking and feeling great, regardless of size and a budget in mind.?On that note, we have just celebrated our 2nd year in business!

With all the barriers we encounter on a daily basis in life, feeling poorly about yourself because of what you look like shouldn?t be one of them.? I believe my mission and hard work ethic is slowly paying off, because I recently was asked to be part of a mall in a city about 45 miles away from our current shop.? I have to say that customers from that city already travel to see us now, and if given the opportunity for additional working capital with this loan, I can successfully open up a 2nd store in this other community that does not offer women what I can.? The capital I am requesting will go solely to inventory for a business that I know will succeed.? My theory to this is that a quick nickel is better than a slow dime, and being able to offer women great products at great prices has allowed me to move forward, even in this fluctuating economy.

My financial situation has progressed positively over the last few years.? I can humbly say that I have made previous mistakes in my financial choice making, but that should not hinder me as a candidate.? Over the?5?years, my payment history has been flawless, my income has increased and quite honestly, I have too much to lose to make poor choices as a business person.? Prior to these five years, I was a novice, if you will, and wasn't taught about?taking care of my credit portfolio.? I had to learn the hard way.?If I felt I was ?biting off more than I could chew? I would not be asking for capital for a 2nd business opportunity.

Monthly net income: $ Approximately $6000.00

Monthly expenses: $
??Housing: $800.00
??Insurance: $?270.00
??Car expenses: $?0.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 105.00
??Food, entertainment: $?350.00
??Clothing, household expenses $ 110.00
??Credit cards and other loans: $ $1100.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432249
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	16.00%	Starting borrower rate/APR:	17.00% / 19.20%	Starting monthly payment:	$71.31

Auction yield range:	11.29% - 16.00%	Estimated loss impact:	10.37%
Lender servicing fee:	1.00%	Estimated return:	5.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-2001	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	5 / 3	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	12	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$27,752	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	shiny-loyalty8	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical Student Needs some Cash
Purpose of loan:
This loan will be used?to help pay some unexpected expenses for Medical School until my next student loan?disbursement in January.?

My financial situation:
I am a good candidate for this loan because I have good credit, and I have guaranteed student loan income in?January.? ?

Monthly net income: $ 2100
Monthly expenses: $
??Housing: $ 475
??Insurance: $ 30
??Car expenses: $ 100
??Utilities: $ 100
??Phone, cable, internet: $ 150
??Food, entertainment: $ 150
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 350
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432251
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,600.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	5.45%	Starting borrower rate/APR:	6.45% / 6.79%	Starting monthly payment:	$140.88

Auction yield range:	3.29% - 5.45%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	3.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1998	Debt/Income ratio:	4%
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$4,775	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	competent-camaraderi	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
The last of my debt.
Purpose of loan:
I will use this loan to pay off the last amount of CC debt I owe.
This would help expedite my freedom from credit card debt and put me back on the ground with a solid footing.

My financial situation:
I am a full time worker and have consistently made solid and wise decisions concerning money and family.
My current situation is very stable and I plan to sit put for many years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432253
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-2006	Debt/Income ratio:	21%
Credit score:	600-619 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$1,505	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	apapap3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	13 ( 100% )	600-619 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	600-619 (Sep-2008) 600-619 (May-2008)
Principal balance:	$1,156.44	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Small Student Loan..Return Customer
Purpose of loan:
This loan will help cover a new laptop for school

My financial situation: I am not desperate for this loan but it would definitey help.
I am a good candidate for this loan because this will be my third prosper loan, and the first?two?were paid on time. Although I don't have a high credit score, I have never had a late payment on anything or any negative info at all on my report. It's tough to get any loan at my age but hopefully with the help of prosper again, I can save some money on interest

Monthly net income: $ 2346

Monthly expenses: $ 2080 +/- 150
??Housing:?$800
??Insurance: $150
??Car expenses: $ 380
??Utilities: $0
??Phone, cable, internet: $0
??Food, entertainment: $300
??Clothing, household expenses $250
??Credit cards and other loans: $200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432257
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	20	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,401	Occupation:	Investor
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	24%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	enthusiast758	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
10% Funding for Oil Futures Contrac
Purpose of loan:
This loan will be used to fund 10% of a Light Sweet Crude Oil futures contract. The total Investment in this fund will be $50,000 with several partners involved.

My financial situation:
I am a good candidate for this loan because I have current MOM ROI of now 443.46%. In addition, I have over a year experience tranding on the NYMEX futures market as well as experience in the commodity currency exchange. I am currently the CEO and Senior Managing Partner of a closed fund LLP. Assets to date are now $271,730. I am in need of separate capital to begin a new fund within Crude Oil and commodities market. Verification of fund growth and assets upon serious inquiries only.
Regarding my HR status, in the past year and a half, I have managed to pay off all of my previous debts, start a new business and grow it from a very small investment of $50,000 (amongst a group of very brave initial investors). While I have previously been unable to meet my financial obligations (almost all medical debt from when I did not have insurance), I have shown the ability to pay these obligations off as my situation has improved.

Monthly net income: $ 5,700

Monthly expenses: $ 1806
??Housing: $ 610
??Insurance: $?68????
??Car expenses: $ 398
??Utilities: $ 80
??Phone, cable, internet: $ 145
??Food, entertainment: $ 250
??Clothing, household expenses $ 0
??Credit cards and other loans: $?255
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432259
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$907.45

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Oct-2009)	Current / open credit lines:	21 / 20	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	31	Length of status:	14y 10m
Amount delinquent:	$0	Revolving credit balance:	$79,685	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	peace-relief	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
to pay high interest credit cards
Purpose of loan:
This loan will be used to pay off? recently? increased??APR credit cards
My financial situation:
I am a good candidate for this loan because i have a continuous flow of income through business.?

Monthly net income: $ 5500
Monthly expenses: $
??Housing: $ 821
??Insurance: $ 50
??Car expenses: $ 00
??Utilities: $ 170
??Phone, cable, internet: $ 90
??Food, entertainment: $ 700
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 2000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432261
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$145.19

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-1998	Debt/Income ratio:	14%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	31	Length of status:	2y 10m
Amount delinquent:	$106	Revolving credit balance:	$124	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	10%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	23	Homeownership:	No
Inquiries last 6m:	3
Screen name:	Female_Needs_Funds	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
1st Prosper Loan-Trying 2 build rep
Purpose of loan:
This loan will be used to? trying to build credit on prosper. This is my 1st loan request (I started with a auto loan request but withdrew it since after looking around I noticed I should start much lower to build my credit). I will use this loan to use towards my business (marketing mostly, equipment, tables chairs, etc)- it's an adult learning center.

My financial situation:
I am a good candidate for this loan because? I'm an MBA grad with 3 online jobs & just opened my own business as well. My bankruptcy (due to layoff) back 2004 has made borrowing difficult.

Monthly net income: $ 3000- $4000+ (this does not include my new business. note: my online job hours depend on my scheduling, I can request more/less hours which can include O/T)

Monthly expenses: $?2025+/-
???Housing: $ 1000.00 (home rent & busn rent total)
??Insurance: $ 35.00/month liability
??Car expenses: $ 40.00/month (not including any random repairs)
??Utilities: $ 350.00 (both home & busn location)
??Phone, cable, internet: $ $250.00/month (both?home & busn location)
??Food, entertainment: $ $200.00/month
??Clothing, household expenses $ 50/month (don't really buy much)
??Credit cards and other loans: $ 0?credit card debt (have 2)
??Other expenses: $100 (school loan, low% rate allowing me to pay low pmts)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432263
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	33.50%	Starting borrower rate/APR:	35.50% / 37.96%	Starting monthly payment:	$91.04

Auction yield range:	11.29% - 33.50%	Estimated loss impact:	10.85%
Lender servicing fee:	1.00%	Estimated return:	22.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-2003	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$836	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	logical-peace7	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help me consolidate my debt!
Purpose of loan:
This loan will be used to consolidate my debt so that I can get myself on solid financial ground

My financial situation:
I am a good candidate for this loan because I have a stable job, and just need to stablize my credit card debt

Monthly net income: $ 2750.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432265
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-2005	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	5y 6m
Amount delinquent:	$0	Revolving credit balance:	$12,594	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	sphinx139	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Growing Company - Growing Needs
Purpose of loan: I recently secured contracts with four ballroom facilities in South Florida and one in Central Florida to be their exclusive Photo/Video Company. Although this is an AMAZING opportunity for me, I don't have enough equipment to handle all these new facilities and customers... The loan will be used to buy new cameras, computers, editing software and office furniture... I usually like to pay everything in cash but I cant this time because I purchased a home less than a year ago and I don't want to dive into my credit cards... My company website is www.eikonpro.net so you could check out some of my work. Also check out the facilities websites www.renaissancemiami.com and www.renaissanceofcfl.comMy financial situation: In addition to having a full-time job, My photography company takes in after expenses $1,000.00-$1,500.00 per event. I average 2-3 events per month as of now...
I ALSO PAY ALL MY BILLS ON TIME... IVE NEVER BEEN LATE!
Monthly net income: $63,000.00 (Includes my full-time job and photography income)Monthly expenses: $2,415 ??Housing: $1,150 ??Insurance: $102 ??Car expenses: $563 ??Utilities: $150 ??Phone, cable, Internet: $200 ??Credit cards and other loans: $250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432269
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1993	Debt/Income ratio:	40%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	21y 3m
Amount delinquent:	$0	Revolving credit balance:	$20,295	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	thorough-deal	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
one bills on one
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432275
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	16.21%	Starting borrower rate/APR:	17.21% / 17.57%	Starting monthly payment:	$893.93

Auction yield range:	3.29% - 16.21%	Estimated loss impact:	1.53%
Lender servicing fee:	1.00%	Estimated return:	14.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1981	Debt/Income ratio:	29%
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	7y 4m
Amount delinquent:	$0	Revolving credit balance:	$11,880	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	23%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	auction-eclipse	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Adopting 3 Daughters from Ukraine
Adoption of our 3 daughters from Ukraine (10, 11 & 15). We have 3 children (1 adopted from Russia). I know what it means for a child to have a forever family! We are several thousand dollars into the process already and will be putting a lot of our money into the adoption. The TOTAL cost:? $36,870 We also have friends and family who have contributed to the adoption. With this loan, we will have all the money we need to complete the adoption and bring our girls home in February. I have always paid my bills! History repeats itself & I have never made late payments on anything! I make wise financial choices, have secure employment and will repay this loan as I have repaid everything else I have ever borrowed. I make $49,000+ as a computer professional in the public school system and my wife makes about $20,000 as an accountant part-time. With the federal tax credit for adoption we will pay off this loan quickly. Thank you!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432281
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1995	Debt/Income ratio:	11%
Credit score:	660-679 (Oct-2009)	Current / open credit lines:	4 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	61	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Food Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	13	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	turbine160	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	660-679 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	640-659 (Sep-2008)
Principal balance:	$1,874.38	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Remodel bedroom
Purpose of loan:
This loan will be used to? remodel my husbands bedroom.He recently had surgery and is now a bilateral amputee.He lost his legs due to diabetes.He uses a wheelchair for mobility.His room needs to be remodel to accommodate his handicap.We need to replace the flooring,remove the carpet and put down a tile floor to make it easier for him to get around in his room.I also need to make his doorway bigger to accommodate his wheelchair.

My financial situation:
I am a good candidate for this loan because? I am an honest person who has been working hard to pay my bills on time and keep my expenses down.I do not feel I would be a credit risk because I know how important it is to maintain good credit.

Monthly net income: $ 2500

Monthly expenses: $
??Housing: $ 421
??Insurance: $ 100
??Car expenses: $ 100
??Utilities: $ 90
??Phone, cable, internet: $ 90
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 113
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432283
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.04%	Starting borrower rate/APR:	11.04% / 11.39%	Starting monthly payment:	$262.06

Auction yield range:	3.29% - 10.04%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1999	Debt/Income ratio:	18%
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	5y 1m
Amount delinquent:	$0	Revolving credit balance:	$5,482	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	greenback-companion8	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement/Consolidation
Purpose of loan:
This loan will be used to hang new doors on my house and do a light remodel on the kitchen. Some of these expenses are sitting on my credit card right now so the credit card will also be satisfied with the loan proceeds.

My financial situation:
I've had a lot of credit and never paid anyone late, ever. If this is a reasonable interest rate, I do not intend to pay off early.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432289
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,700.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$257.85

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1989	Debt/Income ratio:	16%
Credit score:	640-659 (Oct-2009)	Current / open credit lines:	10 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$5,805	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	3
Screen name:	bstn_guy	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	640-659 (Latest)
Principal borrowed:	$8,200.00	< mo. late:	0 ( 0% )	680-699 (Nov-2007)
Principal balance:	$3,336.94	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
2nd prosper loan
????I am an excellent candidate to repay this loan. I currently have 1 Prosper loan that has 14 payments left. I was never late or missed any payments. Personally, I have never filed for bankruptcy. All my listed delinquencies were paid in full. I am getting a?2nd loan because I would rather pay interest to prosper lenders than our large Corporations, besides I think they?re getting enough taxpayer money from TARP.?
????Please note: I may pay off this second loan early and also make extra payments during the loan. After both Prosper loans?are paid in full, I may take out a new business loan through Prosper if you want to reinvest in another loan through me.??

Purpose of loan:?
????I will use this loan to consolidate credit cards and pay off the IRS (taxes).

My financial situation:?
????I have a great job as an Application Support Engineer at a computer software/technology vendor in the financial services field. I was working as a contractor with them, but I'm now a full-time employee. Before, I worked in the financial services field for almost 10 years and for 6 of those years at one Investment Management Co.

Monthly net income: $3,846.38 (based on below info not including 15% bonus)?
????I make $66,650 as an hourly salaried employee. This means I?m eligible for extra pay past 37.5 hours and overtime over 40 hours in any pay period. So far, I?ve made an extra $5,201.38 this year. Also, I am eligible for a yearly bonus up to 15% of my salary. And I will be eligible up to a 5% raise start of 2010.

Monthly expenses: $2,792.29?
????NOTE: I live right?in?downtown?Boston (Back Bay) and I work?here too. So, I do not have a car or any car payments. I use the MBTA and?Zipcar.? Housing: $1,250??
Utilities: $40?
Cell phone: $45??
Cable, internet: $70??
Food, entertainment: $400??
Misc. expenses $75???
Other bills: $285??
Prosper Loan: $276.29 ? 14 payments remaining??
???????????????????????????Balance??? Interest rate???? My payments per month credit card #1??? $2,621?? ????@ 27.24%?????????????$110
credit card #3??? $998?? ???????@ 24.9%?????????????? $100
credit card #4??? $829????????? @ 20.99%???????????? $100
IRS bill???????????? $1,200????????????????????????????????????$100
?--------------------------------------------------------------------------------------------------------
Prosper loan??????$5,700????????@ 30%?? ????????????$241????????????????
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432291
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1999	Debt/Income ratio:	25%
Credit score:	600-619 (Nov-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$58,176	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	103%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	FusionFrog1	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	29 ( 94% )	600-619 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	2 ( 6% )	540-559 (Aug-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
Medical bills for our little girl
Given the current economic environment, my wife and I understand the importance of prudent financial planning. I have a well-paying job in corporate banking, have a degree in finance (currently getting an MBA with a finance emphasis) and I take every possible measure to plan for retirement while we are still relatively young. Based on our budget, I set aside the appropriate amount for monthly living expenses, and a reasonable amount into an emergency fund, and the remainder of my paycheck goes directly into retirement accounts.

This past January, our beautiful daughter, Madeleine, was born, but due to complications during her birth (pneumothorax and stridor), she had to spend several weeks in the NICU. Although we are fortunate to have excellent health insurance through United Healthcare, the medical expenses for both my wife and daughter exceeded the funds available in our emergency fund and cut into our living funds. I've since put retirement contributions on hold, and though all medical bills have been paid in full, we will require this loan to help us get back on track for the remainder of 2009 and into 2010. I believe that taking a loan is more prudent that an early withdrawal of retirement funds and the associated fees and taxes.

My wife and daughter are both doing well and we're blessed to all have our good health. I had a Prosper loan several years ago, which my wife and I used to consolidate debt prior to our marriage. That loan was paid in full ahead of schedule, and I decided to return to Prosper due to the great experience we had with the Prosper community. I wanted to mention that Prosper would not approve the use of my annual bonus in income calculations. This past March, I received an annual bonus of $59,150, which is roughly 40% of my total income. Each March that figure increases dramatically, and I feel that it should be taken into consideration.? My actual debt / income ratio is far lower than that indicated by the listing, and as indicated by our credit stats, the HR rating seems to be based only on our high credit card utilization.

Thanks for taking the time to take a look at my listing!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432293
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$497.60

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1997	Debt/Income ratio:	12%
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	46	Length of status:	2y 9m
Amount delinquent:	$18,930	Revolving credit balance:	$1,751	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$100,000+
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	value-crusader5	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New roof, gutters and bay window
Purpose of loan:
This loan will be used to replace the roof,?gutters and bay window on my house.? This is not a cosmetic upgrade, this is being done to prevent damage as each of these need to be replaced within the next 6 months.

My financial situation:
Although I have had some financial difficulty over the past few years due to a business failure in 2007, I am finishing up the process of negotiations with creditors and structuring a reasonable re-payment plan that sees each paid off within the next two years.? While also allowing enough of a cushion to make sure I do not end up in trouble again, putting me into a strong position headed into 2010.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432301
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.34%	Starting borrower rate/APR:	31.34% / 33.74%	Starting monthly payment:	$215.94

Auction yield range:	11.29% - 30.34%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	17 / 17	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	36	Length of status:	9y 11m
Amount delinquent:	$0	Revolving credit balance:	$48,237	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	historic-investment	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
JOB FUNDING
Purpose of loan:
This loan will be used to?purchase materials for a large Military contract. The contract will start on November 15, and will?go for approximately? two?to?three months.?

My financial situation:
I am a good candidate for this loan because? this job is a definite contract.? The incoming money will be coming from the Navy so it is guaranteed money, no chance for the contract to fall through or parties that are not secure. We also have other money coming in from other sources(contracts) so we will be able to pay the money back in a timely manner.

Thank you
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432305
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.65%	Starting borrower rate/APR:	25.65% / 27.97%	Starting monthly payment:	$200.52

Auction yield range:	11.29% - 24.65%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	14.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1984	Debt/Income ratio:	50%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$55,487	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	a-helpful-revenue	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
get away from interest hikes
Purpose of loan:
This loan will be used to pay off a couple of credit cards that just hiked my interest rate, i've cut them all up I am so sick of these companies taking money from the government and then fleecing us consumers. This loan will be the start of me getting out of credit cards for good. My daughter lends on Prosper and turned me on to the site.My bank card utilization was under?thirty percent until my credit cards dropped my available balances to my outstanding balance.? $11,000 of my debt is actually my daughter's that I gave to her when she was starting out just out of college to pay for her move, she had never missed a payment on that.? I know i'm only asking for 5,000, but if I can get a good interest rate I might try to get more paid off after?six months or so.

My financial situation:
I am a good candidate for this loan because i'm generally very responsible,?pay my bills on time, I'm a homeowner who has lived in the same place for over ten years, I raised my family with a single income and I have two kids out and one to go (only two more years :D).?

Monthly net income: $ 3900

Monthly expenses: $
??Housing: $?1215
??Insurance: $ 60
??Car expenses: $ 200
??Utilities: $ 225
??Phone, cable, internet: $60?
??Food, entertainment: $?250
??Clothing, household expenses $?200
??Credit cards and other loans:?1100
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432309
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	23.79%	Starting borrower rate/APR:	24.79% / 27.09%	Starting monthly payment:	$198.24

Auction yield range:	8.29% - 23.79%	Estimated loss impact:	8.57%
Lender servicing fee:	1.00%	Estimated return:	15.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1984	Debt/Income ratio:	172%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	5y 10m
Amount delinquent:	$0	Revolving credit balance:	$69,155	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	kind-indomitable-nickel	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit card
Purpose of loan:
This loan will be used?to?pay off credit cards with high interest?

My financial situation:
I am a good candidate for this loan because I am a hard working woman, and I am trying to do the right thing to pay off my debt and I always pay on time.?

Monthly net income: $ 1500.00

Monthly expenses: $
??Housing: $?husband paid most I contribute 800.00 a month
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432315
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-2001	Debt/Income ratio:	37%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	19 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	70	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$49,311	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	supreme-ore	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to pay off all of my credit cards and finally be rid of them

My financial situation:
I am a good candidate for this loan because I have never paid a bill late in my life. I have alot of credit card debt and I am making the monthly payments, however I would like to make only one payment a month. I have never paid late in my life and by that I consider myself a good candidate. I also make $84,000 a year and successfully practice chiropractic medicine in a successful chiropractic corporation in nothern va. I have collateral.

Monthly net income: $ 4200

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans:?2000
??Other expenses: $ 600 Student Loans
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432317
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$806.68

Auction yield range:	8.29% - 9.00%	Estimated loss impact:	6.38%
Lender servicing fee:	1.00%	Estimated return:	2.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1988	Debt/Income ratio:	56%
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$2,167	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	11%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	glowing-order	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
DVD Kiosk business
Purpose of loan:
This loan will be used to? to purchase additional kiosks for our growing business, which we believe has a phenomenal growth opportunity in our market.

My financial situation:
We are a good candidate for this loan because?we are a middle-aged christain couple looking to expand our business.? We have both been steadily? employed our whole lives. We have maintained exceptional credit even through job loses. We started a different? business 6 years ago, and have been in the black ever since.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432319
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.94%	Starting borrower rate/APR:	11.94% / 14.07%	Starting monthly payment:	$265.49

Auction yield range:	4.29% - 10.94%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1990	Debt/Income ratio:	45%
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	50	Length of status:	5y 0m
Amount delinquent:	$0	Revolving credit balance:	$12,751	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	clean-duty0	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit debt
Purpose of
I plan to pay off 2 credit cards and to have some left over for christmas gifts.

My financial situation? Is great all i need is a little help with some credit card debt. I am a truck driver and my wife also?gets a disability check every month. thank you very much. . I don't know?how??to upload pictures or I would I'm not a computer savvy i just know the basics.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432323
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	33.30%	Starting borrower rate/APR:	34.30% / 36.74%	Starting monthly payment:	$112.10

Auction yield range:	17.29% - 33.30%	Estimated loss impact:	19.97%
Lender servicing fee:	1.00%	Estimated return:	13.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1987	Debt/Income ratio:	23%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	9 / 10	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	41	Length of status:	0y 9m
Amount delinquent:	$951	Revolving credit balance:	$1,242	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	toledojeeper	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	640-659 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	680-699 (Sep-2009) 660-679 (Jun-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	6
Description
auto loan
Purpose of loan:
This loan will be used to? to purchase a used SUV.

My financial situation:
I am a good candidate for this loan because? I had a loan from Prosper and paid it off early.Some things are wrong on the credit report like the open lines of credit,I only have a mortgage,car loan,and 2 credit cards.Also says I have a delinquent payment which I don't.

Monthly net income: $ Chrysler pension=$2800????TruCheck=$1800

Monthly expenses: $
??Housing: $ 1700(insurance and taxes included)
??Insurance: $
??Car expenses: $?600
??Utilities: $ 300
??Phone, cable, internet: $ 300
??Food, entertainment: $?600
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432325
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.17%	Starting borrower rate/APR:	21.17% / 24.98%	Starting monthly payment:	$37.76

Auction yield range:	8.29% - 20.17%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jul-1996	Debt/Income ratio:	57%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	18 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$24,983	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	affluence-goose	Borrower's state:	Vermont	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Working to pay down debt.
Purpose of loan:
This loan will be used to? pay down higher interest credit cards.

My financial situation:
I am a good candidate for this loan because? I have an excellent payment history and my low credit score is mainly due to the high balances on my cards.? My debt was accrued by helping my husband pay bills during periods where the start-up tech company he worked for couldn't make payroll.? He has since found a much more stable job with a major semiconductor company so my goal is to get my debt paid back down and return to the practice of using cash for all of our purchases.? His job pays for all of our expenses so most of my paychecks are going towards my debt payments.

Monthly net income: $ 1400

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 739.82
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432327
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1998	Debt/Income ratio:	43%
Credit score:	660-679 (Oct-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	5y 8m
Amount delinquent:	$0	Revolving credit balance:	$5,308	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	2
Screen name:	need15	Borrower's state:	NewYork	Borrower's group:	Fresh Start Lending
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Combine Debt To Have One Bill
Purpose of loan:
This loan will be used to?combine?my debts so I'll have only one bill and?have a new beginning.???

My financial situation:
I am a good candidate for this loan because?I've been very responsible for at least the past three years.? I work at a pretty stable job and I expect a raise, even during this bad economy.? Once?my debt is paid, I'll easily have enough money to continually make regular payments to pay off this loan. All I need is a chance.?

Monthly net income: $2,700???

Monthly expenses: $ 2220.81
??Housing: $ 612
??Insurance: $?49.60
??Car expenses: $ 497.90
??Utilities: $
??Phone, cable, internet: $122?
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $?689.31
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432329
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.49%	Starting borrower rate/APR:	28.49% / 30.85%	Starting monthly payment:	$291.40

Auction yield range:	11.29% - 27.49%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1994	Debt/Income ratio:	51%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$7,773	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	39%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	1991crx	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	660-679 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	700-719 (Mar-2008)
Principal balance:	$8,187.81	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
consolidate credit cards
Purpose of loan:
This loan will be used to consolidate my credit cards

My financial situation:
I am a good candidate for this loan because I have a steady job that I enjoy going to six days a week and have all the overtime I can want

Monthly net income: $ 2500.00

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 102.50
??Car expenses: $ 200.00
??Utilities: $ 0
??Phone, cable, internet: $ 50.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 1000.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432331
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$498.21

Auction yield range:	8.29% - 11.00%	Estimated loss impact:	8.73%
Lender servicing fee:	1.00%	Estimated return:	2.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1999	Debt/Income ratio:	7%
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$1,366	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	9%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	pay2much	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Acquiring CPA firm
Purpose of loan:
This loan will be used to? Other lending sources will finance 80 - 90 percent of the contract price when purchasing a CPA firm so I need to come up with the other 10 -?20 percent. I have some cash but not enough. I have two paid for vehichles that I could borrow against.

The firms that I am looking to acquire are profitable enough and have high enough net profit to pay expenses, my salary and 125% or more of the debt service on the financing.

My financial situation:
I am a good candidate for this loan because? I am a CPA for over 25 years. I have worked as an employee and manager in the kinds of CPA firms that I am looking at to acquire. I have excellent people, communication and technical skills and I want to put them to work for me rather than someone else.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432333
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,100.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.69%	Starting borrower rate/APR:	8.69% / 9.03%	Starting monthly payment:	$66.48

Auction yield range:	3.29% - 7.69%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	May-1993	Debt/Income ratio:	7%
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$2,312	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	20%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	the-finance-bloom	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Get rid of Capital One Card
Purpose of loan:
This loan will be used to pay off my last remaining credit card. Capital Once decided to increase my rate 235% and now the interest is slowing down my payback.

My financial situation:
I am a good candidate for this loan because this is the only consumer debt I have left. I am putting all additional money towards paying it off. I have a steady job as an accountant with about three years with my current company, but over 9 years in the industry.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432337
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1978	Debt/Income ratio:	42%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	12y 1m
Amount delinquent:	$0	Revolving credit balance:	$172,303	Occupation:	Chemist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	foxy-liberty	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Kitchen Remodel
Purpose of loan:
This loan will be used to? finish our kitchen remodel and install new flooring in my nieces bedroom.

My financial situation:
I am a good candidate for this loan because I have two jobs and earn a good living. In addition my sister and her husband also live in the house and help with all of the bills.

Monthly net income: $ 4750.00

Monthly expenses: $ 3374.00
??Housing: $ 2100.00
??Insurance: $ 116.00
??Car expenses: $ 131.00
??Utilities: $ 140.00
??Phone, cable, internet: $ 77.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 560.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432341
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$381.90

Auction yield range:	17.29% - 21.00%	Estimated loss impact:	26.19%
Lender servicing fee:	1.00%	Estimated return:	-5.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Dec-1980	Debt/Income ratio:	14%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	14	Length of status:	27y 5m
Amount delinquent:	$8,400	Revolving credit balance:	$1,227	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	roadking13	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	560-579 (Aug-2008)
Principal balance:	$2,866.21	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Combine all bills into one
Purpose of loan:
I want to combine all my bills into one to get them paid off faster, which includes combining my other prosper loan into one loan..? I have been working very hard at repairing my credit to which since the last loan my score has increased from the 560 mark to yesterday when I pulled up on credit karma it is up to 654.? I feel that if?I can combine all these together I can pay more on these each month and?hopefully instead of the 36 months I can pay off in 18 months or less.? I have worked and strived hard to get my credit to back where?it was which was excellent and I feel I am on my way and this will help me even more to accomplish this goal.? ? The one bill that is in deliquency for $8400 is a Sears CC that had a $12,000 credit limit and balance that had fell behind and went to a collection agency but I have had a payment plan with them for over a year but feel not I am not making a lot of progress.? I have talked with this credit company about a reduction in amount taking off interest and late fees and can pay off for $4200. ? Would love to be able to pay that off and include all others bills.?

Monthly net income: $ 2900

Monthly expenses: $ 2133
??Housing: $ 1236??Insurance: $?53??????????Car expenses: $ 50??Utilities: $?175??Food, entertainment: $ 100? Credit cards?$320? Loans:? $199
My wife pays for part of the bills and me the other part so that is why I have not included some.
?I want to have just one basic payment a month.?? Please help me get debt free. Thank you so much for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432343
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-2000	Debt/Income ratio:	25%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	4	Length of status:	0y 4m
Amount delinquent:	$242	Revolving credit balance:	$412	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	unforgettable-exchange8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Rich Dad,s Education
Purpose of loan:
This loan will be used to? Education in real estate investing

My financial situation:
I am a good candidate for this loan because? I can make high monthly payments

Monthly net income: $ 3000 to 40000

Monthly expenses: $
??Housing: $ 800
??Insurance: $
??Car expenses: $ 100
??Utilities: $
??Phone, cable, internet: $ 76
??Food, entertainment: $ 800
??Clothing, household expenses $ 100
??Credit cards and other loans: $
??Other expenses: $ 26
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432349
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.79%	Starting borrower rate/APR:	23.79% / 26.08%	Starting monthly payment:	$97.81

Auction yield range:	8.29% - 22.79%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-2007	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	6	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$790	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	27%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	diversification-platoon	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
University
I am ready to start a new life. I am a full time student who has lived with his mother throughout many school years. I have 2 more semesters to receive my AA and be transferred to Florida University for my BA in Computer Engineering. I have funds saved up from my pell grants and scholarships. I just need $2500 to drop a down payment on a car that I need so I can leave and go to my University. I am a responsible person who takes my credit and financial serious. Besides this will also benefit me through credit increase, it will show I can be trusted with a loan.

Saving Account - $2000

Scholarships and Grants - 2 more semesters in 2010 ($8000)

2011 - 2012 (Working 2 jobs to save up for my University)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432351
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	14 / 11	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	36	Length of status:	27y 5m
Amount delinquent:	$10,924	Revolving credit balance:	$6,963	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	0
Screen name:	note-maker4	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to pay off high interest credit cards.?

My financial situation:
I am a good candidate for this loan because I'am honest and hard working person
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432353
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.89%	Starting borrower rate/APR:	13.89% / 16.05%	Starting monthly payment:	$255.93

Auction yield range:	4.29% - 12.89%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	10.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1995	Debt/Income ratio:	42%
Credit score:	740-759 (Oct-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$11,495	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Loan-trust25	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Looking to refi credit cards
Purpose of loan:
This loan will be used to pay off one of my credit cards faster, so I can re-invest.
I have a revolving credit card with a 7500 balance at 14%. At the current rate (with revolving terms)?it will take me over 10 years to pay the card off paying?$300 a month. With a prosper installment loan making the same payments, I can have this paid off in 3 years or less.

My financial situation:
I am a good candidate for this loan because I take my credit seriously. I worked hard to build up my credit to what it is today, and continue?to?pay all my bills on time. I am an active lender in the prosper community, but with the recent hikes in credit card rates,
I haven't been able to invest as much anymore.? I do have enough for payments but looking for lower rates to pay them off faster so I can continue to re-invest.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432359
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1987	Debt/Income ratio:	43%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	18 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$71,499	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	marketplace-investor620	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Chase credit card
Purpose of loan:
This loan will be used to payoff some credit cards that have gone from reasonable to crazy interest rates.

My financial situation:
I am a good candidate for this loan because I am already paying off this debt but at nearly 30% it will take forever. My husband and I are both working making pretty good incomes (combined income over $120K) and we generally qualify for better interest rates, but this credit card company is being unreasonable.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432363
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1998	Debt/Income ratio:	20%
Credit score:	640-659 (Oct-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	12y 10m
Amount delinquent:	$0	Revolving credit balance:	$4,285	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	systematic-durability	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help my daughter with surgery
Purpose of loan:
This loan will be used to?help my oldest daughter pay for surgery she has to undergo.

My financial situation:
I am a good candidate for this loan because I value my credit and will not for any reason jeopardize it by not paying my debt.? I have been working at the same job for 12 years, which shows my commitment and responsibility.? I have had Installment loans in the past with other banks which are already paid for and the payments were always made on time, never late. I would love to have the opportunity to help my daughter who's been going through a bad economic situation after a divorce and now needs to have surgery of the gallbladder.

Monthly net income: $ 2,000 (this includes my income from Social Security Retirement)

Monthly expenses: $ 1,400
??Housing: $?785.00
??Insurance: $
??Car expenses: $ 80.00 (only gas, car is already paid for)
??Utilities: $ 200.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $?200.00 (don't go out much)
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432367
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1990	Debt/Income ratio:	22%
Credit score:	700-719 (Oct-2009)	Current / open credit lines:	20 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	10y 10m
Amount delinquent:	$0	Revolving credit balance:	$412,230	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	cryptmagic	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Make A loan, You Wont regret it.
Purpose of loan:
This loan will be used to payoff debt, and fund my company.? I'm mainly going to use the funds to start developing Iphone Applications.? I would use my out of pocket income, but figured if I can afford the payments why not borrow the amount.? I have no problems with paying it back. My financial situtation is pretty good, it may not look like it, with all the credit card debt. While banks were willing to lend, I maxed out my credit limts, and then did 0% balance transfers on all of them.? Hey I might as well get the better of the banks.? I turned around and invested the funds in the stock market, and made some respectable returns.? As the 0% expire I intend to pay them off, fortunately many of them have 6+ months.? The banks have gotten smart to the balance transfer deals, and the unlimited transfer fees make them unattractive.? I am looking to get funds from prosper lenders, because I would like borrow money seperate from my investments, and try my hand at the mobile application development field.? I have one main residence, and one rental that worth large amount.? Combined they are worth well over 2 million dollars, I am asset rich, cash poor.? That's what has hurt me overall.? My combined loans are well less then 30% of the value of the properties.? I expect to payoff this loan early, probably withing 6 months, this is a quick loan you and you will be paid of early.

My current Loan breakdown on my credit cards are rounded up

CitiCards 110k at 0% for a year
Bank Of America 76k at 4.25% for 5 years
Chase 95k @ 6%
Discover Card @ 3.99%

My average blended rate for all the loans is around 3.3-3.9 % which is a good deal if you can reinvest in your company or the market and make a superior return.? I expect the Chase, Discover and Citibank to be paid of October of 2010, when the rates reset.? The Prosper Loan, has a good chance to be paid of withing 6 months, I doubt I will keep it running to long.? I just need to allocate some start up funds to this new business idea.? I will payoff Prosper before the other credit cards.?

Monthly net income: $ 12,000

Monthly expenses: $
??Housing: $ 5677.89
??Insurance: $
??Car expenses: $ 0
??Utilities: $ 250
??Phone, cable, internet: $ 125
??Food, entertainment: $ 1600 a month
??Clothing, household expenses $ 2000 a month
??Credit cards and other loans: $ 3000 a month
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432369
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$910.09

Auction yield range:	17.29% - 17.50%	Estimated loss impact:	18.97%
Lender servicing fee:	1.00%	Estimated return:	-1.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1986	Debt/Income ratio:	41%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	11 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	7y 4m
Amount delinquent:	$0	Revolving credit balance:	$161,212	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	direct-reward9	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff Credit Cards
We are a married couple, anxious to get out of debt. We take our payment responsibilities seriously. We are parents of twins, teenagers, about to turn 15 years old. I am an accountant and my wife is an elementary school teacher, and both have been in our respective careers since graduating from college over 20 years ago. We are looking to consolidate some unsecured debt, most of which resulted from the renovation of our home.

After the hurricanes of 2004 and 2005, with roof damage from the storms, we decided to renovate our house. Unfortunately, insurance did not want to cover reroofing the house. So in 2006, we started with the roof, then the kitchen and house throughout.

During construction, we utilized unsecured credit from various building and appliance stores. The plan was to utilize our equity line to pay off the credit cards and unsecured loans. The renovations substantiated a considerable increase in the value of the home.

As bad timing would have it, the economy slid, real estate values slid, and the financial institution with our equity line capped the limit. Therefore, our construction debt was not able to be absorbed into the real estate loans. We closed all the credit cards at the time the construction was complete.

So, since?2008, we have struggled with keeping current on all the debt. If more of this debt was amortized, we would see some sort of end in payments. With most of the interest rates above 20%, monthly payments barely decrease the balances. But with this Prosper loan, our payments would be reduced over $300 per month, and the term to payoff would decrease significantly. This loan should not be considered high risk, since we are making higher payments now, and have no delinquent accounts.

We hope that there are private investors interested in helping us get out of this debt. Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432375
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$407.12

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-2002	Debt/Income ratio:	51%
Credit score:	640-659 (Oct-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$21,030	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	established-interest	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
Seeking an unsecured personal loan in the amount? of $9,000. My husband and I would like to have kids someday, but not before this debt is paid off and making seven small monthly payments each month is a slow process, the interest compounding each month makes it difficult to pay off the balances.? This loan will be used to pay off the following credit cards, which I have since shredded, but need to pay off the balances.
Bank of America Visa Balance $1,896???????????????????????????
Lowes $2146
Cabelas Visa $1105
David's Bridal Credit Card $1799

My financial situation:
Full Time Position (Teaching)- $2194????Pay Raise in January of $540 from completion of Master Degree Credit Hours Part Time Position (Referee)-$300/month Part Time Position (Waitress)-$60-$120/monthPart Time Position (Lead Teacher in Afterschool Program)- $150/month Total Monthly Net Income- $2704 until December 2009 Total Monthly Net Income- $3244 after January 2010

Monthly expenses: $?
??Car Payment $436???????????????
? Internet, Cell, Home Phone- $150???????????????
? Roth IRA Contribution- $100???????????????
? Student Loans-$144???????????????
? Groceries-$200????????????????
? Total Monthly Bills-$1030
NOTE- I do not have a mortgage payment or rent because my husband purchased a home before we were married and that home is paid for.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432379
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.50%	Starting borrower rate/APR:	28.50% / 30.86%	Starting monthly payment:	$124.90

Auction yield range:	11.29% - 27.50%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1988	Debt/Income ratio:	20%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	7y 6m
Amount delinquent:	$0	Revolving credit balance:	$1,258	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	22	Homeownership:	No
Inquiries last 6m:	1
Screen name:	bold-currency-tent	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
alternative transportaion desired
Purpose of loan: My loan will be used to purchase a used motorcycle with high mpg rating to provide another more cost effective means of transportation

My financial situation:
I am a good candidate for this loan because I have eliminated all old and past due amounts from my credit that were due to divorce. All my monthly payments are current and I have a good stable career with the State of NM as a purchasing agent

Monthly net income: $ 2366.00 ????

Monthly expenses: $
??Housing: $ 497.50 ????
??Insurance: $ 99.79
??Car expenses: $ 332.53
??Utilities: $ 65
??Phone, cable, internet: $ 85
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 50
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432381
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,100.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$134.11

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1980	Debt/Income ratio:	16%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	28y 5m
Amount delinquent:	$0	Revolving credit balance:	$5,180	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	decisive-silver1	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay down debt...quicker
Purpose of loan:
This loan will be used to? Pay off credit card(new furnas) and some medical bills.

My financial situation:
I am a good candidate for this loan because? I have always paid my bills, just want to pay more on bill, and less on interest, and finance charge (sears)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432387
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1998	Debt/Income ratio:	36%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	25 / 24	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	9y 3m
Amount delinquent:	$0	Revolving credit balance:	$7,501	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	a_touchof_class	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	680-699 (Latest)
Principal borrowed:	$3,050.00	< mo. late:	0 ( 0% )	660-679 (Jul-2009) 600-619 (Oct-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
"paying for college"
I have stability.? I have worked for the same company and lived in the same apartment for over 8 years.? Although I've had issues before, i am making steps in the right direction.? I am attending the school to obtain my degree in Nursing.? Once I complete my degree I plan to be a traveling nurse.? I maintain a 3.5 GPA while taking full time courses and maintaining a full time job as well.? I am seeking some financial assistance so that I can attend school this semester.? I have about 27 credit hours left.? I'm keeping my eyes on the prize.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432389
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1991	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	31 / 29	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	57	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$5,501	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	6
Screen name:	kristen07430	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Investing in a business
Purpose of loan:
This loan will be used to? Pay my way into a secure business investment that is guaranteed to make residual income on a monthly basis.? I have no doubt that I will be able to pay you back in no time!?

My financial situation:
I am a good candidate for this loan because? I have never been in debt before.? This s my 1st time in 40 years of my life I've had to deal with money problems and this site was highly recommended for me.? I come from a VERY well-off family, but the funds aren't available at this time.??I used to always have AT LEAST $100,000 in my CHECKING account on a daily basis that was giving me 6.5% interest(as long as I kept $100,000.00 in the account.? Unfortunately, due to illness and now the economy, I am not doing too well as far as money goes.? I am meeting with my accountant though this upcomng week (Traphagen & Traphagen) who won for the 10th year in a row, or maybe more than that, the best accounting firm in Bergen County, NJ.?

Monthly net income: $ Right now I get about $1600.00 from SS from the disability?I had, and my mom sometimes gifts me $20,000 or so.? And of course will give me money if I really need it-like now!? But I am sick of asking her and want to finally be dependent for once!? Also, besides the check I make from SS Disability each month, with this business opportunity, I will be able to make a few thousand extra a month IF I can invest the money!

Monthly expenses: $
??Housing: $ I own my Townhouse
??Insurance: $ 130.00 quaterly for home and about $100.00 Car insuance I think.?
?Car expenses: $ I?own my car
??Utilities: $ Honestly not sure-I have everything?set up in auto payment.? I would guess about $300.00?? or $200.00?
??Phone, cable, internet: $ $146.00?every other month
??Food, entertainment: $ About $200 monthly(just my dog and I)? No kids.
??Clothing, household expenses $?About $1500
??Credit cards and other loans: $ I have never taken out a loan before and as far as credit cards go, I try my best to pay them off in full when I get my bill to avoid interest rates
??Other expenses: $ More clothes!? About an extra $500?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432393
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	27.32%	Starting borrower rate/APR:	28.32% / 30.67%	Starting monthly payment:	$103.84

Auction yield range:	14.29% - 27.32%	Estimated loss impact:	15.25%
Lender servicing fee:	1.00%	Estimated return:	12.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1986	Debt/Income ratio:	6%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	9y 6m
Amount delinquent:	$0	Revolving credit balance:	$683	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	68%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	11	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	champ840	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
need a heating system
Purpose of loan:
This loan will be used to? to get a new heating system

My financial situation:
I am a good candidate for this loan because? with out a furnace i will freeze this winter

Monthly net income: $ 1600

Monthly expenses: $
??Housing: $ 355
??Insurance: $
??Car expenses: $
??Utilities: $?150
??Phone, cable, internet: $ 148
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432395
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$143.81

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1984	Debt/Income ratio:	135%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	18 / 17	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	47	Length of status:	11y 9m
Amount delinquent:	$610	Revolving credit balance:	$23,414	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	funds-doctor7	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Free up my credit card debt
Purpose of loan:
This loan will be used to? to pay off some of my high interest credit cards that haunt me on a month to month basis.? I want to get rid of those credit card payments and invest that money into a savings account, which at any time, I would have for an emergency.

My financial situation:
I am a good candidate for this loan because?I am very responsible and I do pay all my debt, all in its timely manner.? I have always strongly believed that one should always keep up?their good credit, to?be able to have open doors, in situations, like this one.?

Monthly net income: $ 2200

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $ 230
??Utilities: $ 100
??Phone, cable, internet: $ 50
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432397
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.49%	Starting borrower rate/APR:	29.49% / 31.86%	Starting monthly payment:	$843.45

Auction yield range:	11.29% - 28.49%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1989	Debt/Income ratio:	27%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	10y 11m
Amount delinquent:	$0	Revolving credit balance:	$8,334	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	sturdy-treasure2	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off and closing credit cards
Purpose of loan:
This loan will be used to payoff our high interest credit card debt so that we can close these accounts and NEVER use high interest credit again. I would like to payoff both Home Depot accounts (26.99%), Citifinancial RTG (24.99%), Chase AARP (22.24%).

My financial situation:
I am a good candidate for this loan because I have an excellent credit score of 748 and that is due to the fact that I manage all our bills without any late payments. In the last year I have been aggressively paying off the debt we accumulated in the last 5 years due to two moves that we had to make to Minnesota and back to Florida. We are very settled in Florida now with both my husband and myself committed to paying off all our debt in the next few years. We do own a condo in Minnesota but we have that rented out to cover the mortgage payment each month. Receiving this loan would enable us to reach our financial goals by allowing me to pay off the 4 highest interest credit cards so that I can pay extra money on the rest and get those paid off as well in the next year.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432399
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$248.80

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1996	Debt/Income ratio:	36%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	6 / 7	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	20	Length of status:	9y 5m
Amount delinquent:	$1,211	Revolving credit balance:	$20,592	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	114%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	student757	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	0 ( 0% )	700-719 (Sep-2008)
Principal balance:	$3,240.69	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
debt consolidation
Purpose of loan:
This loan will be used to??help with credit cards and medical bills and children

My financial situation:
I am a good candidate for this loan becaus i have a 15000 dollar loan through beneficial on my credit report that was takin out for my company.. i do not pay this and can provide proof of that .. my school?loans are payed for through my mothers bank account and can provide proof for that as well.. the only bills i?have are two credit card bills.. as i am currently at my parents house saving up money.. so i really do not have any bills that i need to pay each month.. that being said i should be able to pay this loan off rather quickly..?i have made payments on time.. own my own business with collateral in office building and in my house.. have 401 k with money in it but due to market , i am trying not to take that out.. i will be able to pay this loan off pretty quick.. any ?s are welcome.. thank you..Also i have one other prosper loan and have MADE THE PAYMENTS ON TIME EVERY MONTH!!!!!

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $?500
??Insurance: $ work
??Car expenses: $ work
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432403
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.94%	Starting borrower rate/APR:	11.94% / 14.07%	Starting monthly payment:	$381.64

Auction yield range:	4.29% - 10.94%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1993	Debt/Income ratio:	14%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$59,013	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	kind-active-peace	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating High Interest Debt
Purpose of loan:
This loan will be used to consolidate two high interest credit card balances at a lower rate to allow me to pay off debt quicker.

My financial situation:
I am a good candidate for this loan because I have no late payments on my credit history and have never declared backruptcy or used a debt consolidation agency.? Despite an elevated debt to income ratio, all my accounts are in good standing, paid on time monthly?and I have never defaulted on a loan.? I have three sources of income (two professional employers, one of which I have been with for almost 7 years and the other for 2.5 years), as well as rental income.? I work in both the government (public health/epidemiology) as a salaried employee and in the private sector (clinical/medical social work) as an hourly employee.??My wife has been steadily employed with the same company since March 2000.? Our income is secure and I am able to garner additional hours as needed at my hourly position.? I am seeking this debt consolidation loan at a rate which already has proven to fit into my present budget (the estimated payment matches the present monthly payment) but at a lower rate, to allow me to pay the debt off quicker.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432405
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.44%	Starting borrower rate/APR:	32.44% / 34.85%	Starting monthly payment:	$656.98

Auction yield range:	11.29% - 31.44%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1993	Debt/Income ratio:	31%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	21 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	8y 8m
Amount delinquent:	$0	Revolving credit balance:	$19,659	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	18%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	wampum-bear7	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Credit Cards
Purpose of loan:
This loan will be used to?
pay my credit cards off
My financial situation:
I am a good candidate for this loan because? I own my home and am current on my mortgage of $385,000.00 (present balance).? My husband and I have combined household income in excess of $100,000.00.? I can afford to make my credit card payments, but I would like to simplify my financial life and not have to worry about writing and mailing all of those checks every month.? I am fiscally sound and prudent and I honor my debts.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432409
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$173.33

Auction yield range:	11.29% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-2001	Debt/Income ratio:	22%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$4,595	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	thankful-gain8	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to? Pay family credit card's

My financial situation:
I am a good candidate for this loan because? I have paid off several veichels and pay my credit card on time, and control my spending.

Monthly net income: $ 3500.00

Monthly expenses: $
??Housing: $ 465.00
??Insurance: $140.00
??Car expenses: $
??Utilities: $ 450.00
??Phone, cable, internet: $ 180.00
??Food, entertainment: $ 600.00
??Clothing, household expenses $ 250.00
??Credit cards and other loans: $200.00
??Other expenses: $ 481.00 car payment
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432411
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1999	Debt/Income ratio:	60%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	24	Length of status:	7y 5m
Amount delinquent:	$266	Revolving credit balance:	$2,039	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	102%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bright-trade8	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my bills
Purpose of loan:
This loan will be used to? catch up on my bills.

My financial situation:
I am a good candidate for this loan because?
I'm a ggod person and responsible. I got a little behind on bills due to me helping my brother with my niece's hospital bills.
Monthly net income: $
3300
Monthly expenses: $
??Housing: $ 450
??Insurance: $ 98
??Car expenses: $ 219
??Utilities: $ 120
??Phone, cable, internet: $ 75
??Food, entertainment: $ 150
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432413
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-1992	Debt/Income ratio:	6%
Credit score:	660-679 (Oct-2009)	Current / open credit lines:	3 / 4	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	26	Length of status:	9y 8m
Amount delinquent:	$17,452	Revolving credit balance:	$281	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	25	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	thehaz	Borrower's state:	Georgia	Borrower's group:	Not Active
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 100% )	660-679 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	520-539 (Dec-2007) 660-679 (Apr-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
home improvement
Purpose of loan:
Home improvement.I need to get a new heating and air conditioning unit. My previous loan was paid back in full early.

My financial situation:
I'm 50 years old and have a good work history. The deliquents on my credit report were caused by a business that I was a part owner of filing bankrupcy. I had used some of my personal credit to try to keep the business running, The name of the business was DM Kaye and Sons transportation. I have worked very hard the last 8 years to pay off these balances. Of?the 4 remaining on my credit report I have worked out payment arrangements on the top 2 which represent 14000.00 of the 17000.00. I have contacted the credit bureau to get the addresses of the other 2. I will have all of these paid in full before the end of the year. My monthly income is just over 14000.00 which includes my bonus of about 40,000.00. The bonus has paid each of the last 5 years between 35k and 45k. I have W2's to support the income.

My monthly budget:
Mortgage/rent: $ 2258.00
Insurance: $ 600.00
Car expenses: $0
Utilities: $ 190.00
Phone, cable, internet: $ 230.00
Food, entertainment: $ 800.00
Clothing, household expenses $ 500.00
Credit cards and other loan payments: $ 0
Other expenses: $ 300.00---------------------------------------
Total monthly expenses: $4878.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432415
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	23.04%	Starting borrower rate/APR:	24.04% / 26.33%	Starting monthly payment:	$588.81

Auction yield range:	8.29% - 23.04%	Estimated loss impact:	7.55%
Lender servicing fee:	1.00%	Estimated return:	15.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-2002	Debt/Income ratio:	24%
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$25,952	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	repayment-balance	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?
pay off high interest credit cards
My financial situation:
I am a good candidate for this loan because? .
My credit rating is good. i have always honored my debts, and shown an ability to repay. I am now, and always have been current in my repayments on all forms of credit.
I have a good, reliable, high level of income. I am well respected at work, and my group has slightly expanded recently, while showing no signs of contracting.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432417
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1997	Debt/Income ratio:	30%
Credit score:	680-699 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$146	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	48%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	brightgrneys	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	680-699 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	660-679 (Jul-2009) 640-659 (Jul-2008)
Principal balance:	$1,211.71	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
2nd Prosper Loan...Fico 700+
Purpose of loan:
This loan will be used to pay balance of first Prosper loan and some needed car repairs.

My financial situation:
I am a good candidate for this loan because I've paid my first prosper loan on time for over a year & have paid additional amounts.? I've been current on my?car loan and student loan. I've been working very hard to get my credit back.? I do not understand how my credit score has went up to 700+ but my credit grade with prosper has tanked.( ie. original prosper loan was graded a C with a lower credit score.)? I am now in the 700's and graded an HR.? Whats up with that? My public record is from BK filed in 6/2007. My ex husband was court ordered to pay all the marital debt and did not. I found out six years later. Inquiries from looking at homes.? Feel free to ask any questions!

Monthly net income: $ 1300-1600, my husband makes an additional $2000 net

Monthly expenses: $
??Housing: $ 475.00, includes water, sewage, and trash
??Insurance: $ 108
??Car Payment: $ 400,
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards : I pay off monthly
? Student loan : $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432427
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.64%	Starting borrower rate/APR:	22.64% / 24.91%	Starting monthly payment:	$385.22

Auction yield range:	8.29% - 21.64%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.93%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	16	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$1,807	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	7%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	zippy-dough8	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Electrolyzing equipment
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432429
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,300.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$238.79

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1992	Debt/Income ratio:	37%
Credit score:	760-779 (Oct-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	30y 6m
Amount delinquent:	$0	Revolving credit balance:	$284,896	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	impressive-exchange4	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my high interest credit cards.?? I have a home equity line of credit.

My financial situation:
I am a good candidate for this loan because I am a?homeowner for the last 30 years and have stable job.? $284,000 is from a home equity line of credit.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432431
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1984	Debt/Income ratio:	27%
Credit score:	620-639 (Nov-2009)	Current / open credit lines:	3 / 4	Employment status:	Full-time employee
Now delinquent:	6	Total credit lines:	43	Length of status:	0y 5m
Amount delinquent:	$3,860	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	16	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	starr22	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 96% )	620-639 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	1 ( 4% )	620-639 (Aug-2007) 620-639 (Jul-2007)
Principal balance:	$679.82	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
TAKING CONTROL ONCE AGAIN
In the turmoil with this economy, I found myself unemployed after twenty-five years.? I could not believe that this was happening to me; but it did. I prayed and cried daily, wondering what am I to do now.? I worked in a school district as an Administrator only to be outsourced into the Corporate World.? I did not have a problem with this change because I am a worker who could adapt with change.
I began receiving unemployment and paid my bills the best that I could.? Then, I fell behind on my mortgage; unemployment was not enough. Remaining on unemployment was an obstacle for me.? I continued keeping the faith and knew this storm would pass and looked forward in seeing the sun shine again.? I looked at the situation as being quiet time, a soul searching experience for me.? Finally, I received a call from the district asking if I would be interested in a postion.? Yes!? At last, I became employed once again, what a relief!? I know if I can gain control once again with paying my bills the way that I used to, then I can relax and smile and know everything will be all right and look forward for the rainbow to appear making my picture complete.

Peace N Blessings

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432433
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1990	Debt/Income ratio:	24%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	49	Length of status:	3y 8m
Amount delinquent:	$32,605	Revolving credit balance:	$525	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	25	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	jmart30702	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit card debt
Purpose of loan:
(explain what you will be using this loan for)
Debt consolidation
My financial situation:
(explain why you are a good candidate for paying back this loan)
Solid job
Monthly net income: $
11000
Monthly expenses: $
??Housing: $ 3500
??Insurance: $ 200
??Car expenses: $ 500
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 500
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 1500
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432443
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-2002	Debt/Income ratio:	36%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	6y 3m
Amount delinquent:	$0	Revolving credit balance:	$10,438	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	dime-canary	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating my debt
Purpose of loan:
This loan will be used to?consolidate all my credit cards and loans into one monthly payment so I can pay off my debt and in the future be able to purchase my own home and live debt free.

My financial situation:
I am a good candidate for this loan because?I have a career with an utility company that provides me with a stable source of income so I'm not at risk of losing my employment. I make my payments on time every month and hope this loan will allow me to consolidate all my debt into one monthly payment so I can pay down my balances and live debt free in the future so I can one day purchase my own home.

Monthly net income: $ 2500

Monthly expenses: $ 1436
??Housing: $ 0 - currently live?with parents
??Insurance: $ 50
??Car expenses: $ 236
??Utilities: $?0
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $?150
??Credit cards and other loans: $ 550
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432451
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-1998	Debt/Income ratio:	46%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$1,500	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	26%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	foxy-responsibility	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
car and other personal items
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432455
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1994	Debt/Income ratio:	14%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	12y 11m
Amount delinquent:	$0	Revolving credit balance:	$389	Occupation:	Other
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	129%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	5
Screen name:	heroic-listing3	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting out of the pady loan circle
Purpose of loan:
This loan will be used to?
To get my self out of the vicious payday loan cycle I have allowed myself to get caught up in.
My financial situation:
I am a good candidate for this loan because?
I have a very stable job with a stable income that offers me a very secure abitility to pay this loan back

Monthly net income: $ 5000.00

Monthly expenses: $
??Housing: $ 1700.00
??Insurance: $ 120.00
??Car expenses: $ 160.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 220.00
??Food, entertainment: $ 225.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 25.00
??Other expenses: $ 700.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432457
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 16.36%	Starting monthly payment:	$492.20

Auction yield range:	3.29% - 15.00%	Estimated loss impact:	1.52%
Lender servicing fee:	1.00%	Estimated return:	13.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-2005	Debt/Income ratio:	14%
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$6,895	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	17%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	safe_investment	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	800-819 (Latest)
Principal borrowed:	$9,000.00	< mo. late:	0 ( 0% )	700-719 (May-2008) 600-619 (Jan-2008) 640-659 (Dec-2007)
Principal balance:	$5,225.08	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
A++ Credit, 2nd Prosper Loan.
Purpose of loan:
I am a good candidate for this loan because I pay my bills on time each and every month.? This is my 2nd Prosper loan.? I've made good solid payments on my first Prosper loan.? I'm going to use this loan to get away from Bank of America.

Monthly net income: $ 6883

Monthly expenses: $ 4881
Auto Insurance: $107
Brooke Insurance: $50
Citi Credit Card: $200
Gold Option Loan: $378
Groceries: $600
MBNA Credit Card $100
PG&E Utilities: $200
Paypal Plus Credit Card: $68
Housing: $2300
Toyota: $278??
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432461
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$123.27

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1999	Debt/Income ratio:	17%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	22	Length of status:	12y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,151	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	dynamic-vigilance4	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Daughters Wedding
Purpose of loan:
This loan will be used to? Help with daughters wedding and paying off a couple of credit cards????

My financial situation:
I am a good candidate for this loan because? I have been a concrete finisher for 11 years now and I work steady every year. I make good money and pay my bills. I have a wonderful daughter and she deserves a wonderful wedding. I have exhausted my savings and now I just need to get the last few things taken care of. I have a annuity account through my work and have applied for a withdrawl but will not receive it until December. I plan to pay off this loan then.

Monthly net income: $?3300???

Monthly expenses: $
??Housing: $ 910.45
??Insurance: $
??Car expenses: $ 82.00
??Utilities: $ 220.00
??Phone, cable, internet: $120.00
??Food, entertainment: $?250.00
??Clothing, household expenses $
??Credit cards and other loans: $ 50.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432463
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.17%	Starting borrower rate/APR:	21.17% / 23.42%	Starting monthly payment:	$113.29

Auction yield range:	8.29% - 20.17%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1997	Debt/Income ratio:	21%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	7 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	10y 10m
Amount delinquent:	$0	Revolving credit balance:	$15,601	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	riveting-loan	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off a loan
Purpose of loan: consolidation of two loans
This loan will be used to?pay off two loans

My financial situation: is solid and stable but my monthly payments are too high and I need some breathing room. This consolidation will eliminate higher monthly payments.
I am a good candidate for this loan because?I pay my debts and I have a long term, stable income.

Monthly net income: $2400

Monthly expenses: $2300
??Housing: $1404.80
??Insurance: $50.97
??Car expenses: $100
??Utilities: $0 (included in codo fee with housing)
??Phone, cable, internet: $160
??Food, entertainment: $100
??Clothing, household expenses $0
??Credit cards and other loans: $485
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432465
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,999.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$424.47

Auction yield range:	17.29% - 29.00%	Estimated loss impact:	36.19%
Lender servicing fee:	1.00%	Estimated return:	-7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-1991	Debt/Income ratio:	24%
Credit score:	600-619 (Nov-2009)	Current / open credit lines:	16 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	7y 3m
Amount delinquent:	$0	Revolving credit balance:	$18,283	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	110%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	myGodisgood	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 82% )	600-619 (Latest)
Principal borrowed:	$7,800.00	< mo. late:	6 ( 18% )	500-519 (Dec-2006) 500-519 (Dec-2006) 500-519 (Nov-2006)
Principal balance:	$1,060.05	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
2ND LOAN FROM PROSPER

I made a promise on the last loan to pay prosper investors first before anything else, and I?stayed committed?despite the hard economic times in our nation. Again, I need your help to consolidate some credit cards as well as prosper account. I only have a couple of payments left. The credit card companies reduced my credit limit without my permission making it looks like I over used my credit card accounts. It made me mad; please help me to pay them off. I have an excellent credit history. As for the prosper rating listed on this listing, it is not correct. I contacted prosper, and they are working on correcting the rating. I have a solid job as a GM for over 7years with the same company. Don?t miss on this rear opportunity to earn extra money from a committed borrower.I am a prosper lender as well, and have been helping prosper borrower to fulfill their dreams. Please don?t allow my score to rob you of guaranty earnings for your hard earned money. I take my credit very seriously; since my last loan with prosper, my credit score has gone up by over 100 points, and it will continue to get better. God Bless You
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432467
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,950.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$178.68

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-2001	Debt/Income ratio:	35%
Credit score:	600-619 (Nov-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$6,597	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	hgcrockett	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	42 ( 89% )	600-619 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	5 ( 11% )	620-639 (Oct-2009) 600-619 (Jul-2008) 540-559 (Nov-2007) 520-539 (Oct-2006)
Principal balance:	$2,219.57	1+ mo. late:	0 ( 0% )
Total payments billed:	47
Description
Thanks for all your help prosper!!!
AS you can see from my past history I have been in very good shape financially for a while including paying off my last prosper loan a few months early.? I have gone up over 120 credit points in two years!? I have no idea how that makes me an?E but I can't tell you how much prosper has changed my life.? There were times when I was getting out of the car business and working for ATT I didn't think I was going to make it.? I have under 10,000 left to pay off including my car which is most of it at a very high interest rate.? I would love to just have one payment each month and if anyone should be getting the interest I pay it definetly should be prosper!!!

Monthly Net Income (after taxes) -?3800- My wife's - 2000 (after taxes)? Both of us work with commission which is not included in those numbers.

1. Rent - $700(all utilities paid )
2. Wifes's car payment and insurance - $309
3. My car payment and insurance - $300
4. Credit cards and Store cards - $300
5. American general loan -$168
6. Food, Gas, and misc.? - $580
7. Going out a couple times a month for dinner and movie - $140
8. Current prosper payment - $120

Expenses - $3000 ... Total money left over - $2800

We recently moved out?to get?back on our feet with some friends.? We are living in the basement only paying 700 dollars a month and that includes everything.? I promise you just help me and we will both be happy!!!

????As far as what the loan will be used to pay off I will make a list below-?

Mostly my car which has a payoff of $8200.? I went to harris bank and they agreed to refinance my car but only valued it at 5000 dollars.? So most of it would go towards the payoff of the car.? The rest will go to the small amounts I have left on my credit cards.? Thank you for everything you have helped me with bidders.? I can't tell you how much this website has changed my life!!!

In ending being in the job I was at there was good times and bad.? I love where I am at now and as you can see I haven't missed a payment in 6 years.? Credit is extremely important to me.? And although I have to get things in order there will never ever be? a time when I am over 30 days late.? I would love for a little help from the people that were there for me before.?I have gone from an HR to a D and promise to strive to make it too an AA.? Hopefully you'll be here to help me once again!!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432469
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.94%	Starting borrower rate/APR:	11.94% / 14.07%	Starting monthly payment:	$265.49

Auction yield range:	4.29% - 10.94%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-2001	Debt/Income ratio:	17%
Credit score:	780-799 (Oct-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$737	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	recca	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start-up Capital for a Franchise
Purpose of loan:
This loan will be used to help fund my franchise start-up.

My financial situation:
I am a good candidate for this loan because I have an excellent credit history (780-800 FICO). I've always been diligent about paying what I owe. And most important, I am passionate about starting my own business. I am a working mom who would like to transition from the 8-5 grind to owning my business. I would like to be able to work hard but still have the flexibility of staying home when my 2 young boys are sick and not having to ask my boss if I could....
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432471
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,750.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$220.79

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Oct-2009)	Current / open credit lines:	13 / 12	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	43	Length of status:	16y 10m
Amount delinquent:	$0	Revolving credit balance:	$74,834	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	light52	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	760-779 (Latest)
Principal borrowed:	$12,000.00	< mo. late:	0 ( 0% )	740-759 (Oct-2007)
Principal balance:	$4,428.24	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Helping Daughter Go Back to School
Purpose of loan:
This loan will be used to help my daughter go back to college and get her degree.

My financial situation:
I could actually go elsewhere for this loan but I would rather pay people than a bank.? I currently have a prosper loan and have not made a late payment.? I have my own business and will certainly pay each month on time.? My last listing was cancelled because I had my employment status incorrect.? I am self-employed and I am sorry for any confusion this may have caused.? Please ask any questions and please bid again.

Thanks for any bids!!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432475
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-2001	Debt/Income ratio:	14%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$216	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	66%	Stated income:	$1-$24,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	2
Screen name:	cash-rhythm	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Vicious payday and title loan cycle
Purpose of loan:
This loan will be used to? Consolidate my debt. Most importantly the vicious cycle of "payday loans" and "title loans". I've worked very hard to re-establish a good credit score, and while title and payday loans have helped to get my score back to almost 690, I find myself having to keep extending them rather than pay them off to the tune of? $665 a month in interest. The ability to consolidate into an afforadable monthly payment would be a huge burden off of my family.
Thank you!!!

My financial situation:
I am a good candidate for this loan because? I work in banking myself and get to see first hand the consequences of having poor credit and not keeping up with loan and bill payments.? Also, my father owns the home I live in which keeps my monthly expenses down making keeping up with a loan payment easily managable.

Monthly net income: $ 1376.48

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $?150.00
??Utilities: $ 0
??Phone, cable, internet: $?150.00
??Food, entertainment: $?400
??Clothing, household expenses $?70.00
??Credit cards and other loans: $ 130.00
??Other expenses: $ North Eastern Title Loans - Principle - 1250.00?
????????????????????????????????????????????????????????????Monthly intrest - 400.00 (Open since June)

?????????????????????????????Discountadvances.com?? -? Principle - 770.00
????????????????????????????????????????????????????????????Monthly intrest - 265.00 (Open since June)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432479
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1999	Debt/Income ratio:	37%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	29	Length of status:	2y 6m
Amount delinquent:	$885	Revolving credit balance:	$4,834	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	17	Homeownership:	No
Inquiries last 6m:	1
Screen name:	thoughtful-contract3	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Usng funds for home repairs.
Purpose of loan:
This loan will be used to do some home repairs at my mothers home.?

My financial situation:
I am a good candidate for this loan because I?am financially responsible and I am trying to get back on my feet after my?divorce.?

Monthly net income: $ 2100

Monthly expenses: $
??Housing: $ 0
??Insurance: $? 300
??Car expenses: $? 500
??Utilities: $? 0
??Phone, cable, internet: $? 100
??Food, entertainment: $? 200
??Clothing, household expenses $? 300
??Credit cards and other loans: $? 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432481
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$143.81

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1995	Debt/Income ratio:	35%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	11 / 12	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	51	Length of status:	2y 3m
Amount delinquent:	$1,397	Revolving credit balance:	$59,047	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	adventurous-kindness3	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business upgrade / IT
Purpose of loan:
I have started a new business (WELA Supply Solutions)?modeled after the success that my current employer has used.?I have an online business selling to the government on DOD E-Mall. I need inventory loaded into a spread sheet format that costs money that I do not have at this time. In order to be competitive, I need inventory listed on line, without it, I sell nothing. I also need some monthly expenses for maintaining a web site. I am selling inventory to local machine shops in the area and they have asked if I have an internet site, which at this time I do not. The DOD EMall is strictly a government accessed site. I need to upgrade my internet, buy more secure e-mail and internet coverage, add a phone line, upgrade the computer, pay for a web page and pay someone to design the crawl?program I need to capture inventory. At this time, I would take any amount someone might want to lend.

My financial situation:?Though at present my debt ratio is high, it only got that way due to a pay cut I had to take in this current economy. I am in a secure job and a very secure job market. This business has the potential to be a multi million dollar business. My current employer has been running his on line DOD store for 2 years and is on schedule to make $970,000 this year. The government is practically the only one still spending right now. I am a 21 year?retired Army veteran, and have a plan for success with this company and have already made sales.?

Monthly net income: $ 6,500

Monthly expenses: $
??Housing: $ 1,500
??Insurance: $ 200
??Car expenses: $ 200 (gas)
??Utilities: $ 100
??Phone, cable, internet: $ 200
??Food, entertainment: $?400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 3000
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432483
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 16.36%	Starting monthly payment:	$492.20

Auction yield range:	3.29% - 15.00%	Estimated loss impact:	1.52%
Lender servicing fee:	1.00%	Estimated return:	13.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1987	Debt/Income ratio:	17%
Credit score:	820-839 (Nov-2009)	Current / open credit lines:	17 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$14,674	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	18%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	truth-utopia	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	820-839 (Latest)
Principal borrowed:	$9,000.00	< mo. late:	0 ( 0% )	820-839 (Sep-2008)
Principal balance:	$5,967.28	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Kicking BOA to the Curb!!!
Purpose of loan:
This loan will be used to pay off my Bank of America credit line. Recently they sent me a letter telling me that they were going to raise my interest rate from 12% to 29.99% because of the cost of doing business has increased for them. However they are pleased to have me as a customer so that's why they are doing this. I am finished with this bank and want to close the accounts and be debt free. Through no fault of my own, they are raising my interest rate which will severely damage my retirement plan (it's only 5 years away!). The combined monthly payment will go from roughly $280 to close to $600 per month!

My financial situation:
I am a good candidate for this loan because I am current on all my payments and on my original Prosper loan. My credit rating has increased and I will not be applying for additional lines of credit. My goal is to pay this credit card company off so that I can live a debt free life!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432485
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1996	Debt/Income ratio:	15%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	2
Screen name:	principal-sleuth	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off bills
Purpose of loan:
This loan will be used to?pay off bills to settle my mind and get?things back to normal instead of juggling things.?

My financial situation:
I am a good candidate for this loan because?
Because I am a honest hard working person.Who will truly use this to pay my bills.
Monthly net income: $
3,000
Monthly expenses: $
??Housing: $ 680.00
??Insurance: $ 200
??Car expenses: $ 350.00
??Utilities: $ 90.00
??Phone, cable, internet: $ 90.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans:3500 $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432489
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$188.38

Auction yield range:	17.29% - 20.00%	Estimated loss impact:	35.63%
Lender servicing fee:	1.00%	Estimated return:	-15.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1997	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,684	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	22	Homeownership:	No
Inquiries last 6m:	9
Screen name:	kind-sincere-vigilance	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off medical bills
the purpose of the loan is to pay off medical bills from the past year. I am currently paying upwards to $800 a month and I would like to lower that payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432493
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	18.30%	Starting borrower rate/APR:	19.30% / 21.53%	Starting monthly payment:	$110.42

Auction yield range:	14.29% - 18.30%	Estimated loss impact:	15.51%
Lender servicing fee:	1.00%	Estimated return:	2.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1994	Debt/Income ratio:	6%
Credit score:	600-619 (Nov-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$1,237	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	27	Homeownership:	No
Inquiries last 6m:	0
Screen name:	micheline1	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	600-619 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	620-639 (May-2008)
Principal balance:	$3,577.25	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Debt consolidation
Purpose of loan:
This loan will be used to? consolidate debt

My financial situation:
I am a good candidate for this loan because? I currently have a thriving internet business as well as a full time professional job.??This loan will be used to consolidate debt.? I am the Assistant Director of Admissions at a school making $48,000/year.? I was able to acquire another Prosper loan in the past and that loan has been paid on time EVERY month just like this loan will be.?

Monthly net income: $ 3,000

Monthly expenses: $
??Housing: $ 600.00
??Insurance: $ 100.00
??Car expenses: $ 400.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 100.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432495
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.57%	Starting monthly payment:	$59.64

Auction yield range:	17.29% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Dec-1972	Debt/Income ratio:	34%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	13 / 9	Employment status:	Retired
Now delinquent:	0	Total credit lines:	46	Length of status:	14y 2m
Amount delinquent:	$0	Revolving credit balance:	$5,899	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	6
Screen name:	dennisme	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off furn loan and Christmas
Purpose of loan:
This loan will be used to? Christmas????

My financial situation:
I am a good candidate for this loan because? I pay my bills on time?I have never bee4n late????
My wife has har own income and makes her car? payments.
Monthly net income: $ 2939.00

Monthly expenses: $
??Housing: $ 720.00
??Insurance: $ 95
??Car expenses: $ 200
??Utilities: $ 150
??Phone, cable, internet: $ 130
??Food, entertainment: $350
??Clothing, household expenses $
??Credit cards and other loans: $ 600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432499
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	11.94% / 15.54%	Starting monthly payment:	$33.19

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1996	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$61,320	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	dime-fluffy-bunny	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432503
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,200.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	13.50%	Starting borrower rate/APR:	14.50% / 16.66%	Starting monthly payment:	$144.57

Auction yield range:	8.29% - 13.50%	Estimated loss impact:	6.80%
Lender servicing fee:	1.00%	Estimated return:	6.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1998	Debt/Income ratio:	19%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$23,711	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	brainy-yield	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay down balances on my credit cards with higher interest rates, which will save me money, improve my credit score and and aid me in ridding myself of credit card debt.

My financial situation:
I am a good candidate for this loan because, as my credit profile indicates, I always pay my bills and credit cards on time. Additionally, my employment as a paralegal is secure. If my listing receives enough funds to meet my requested amount, I plan on repaying it as soon as possible. Below I have a detailed snapshot of my financial situation.? Please contact me if you have any questions.?

Monthly net income: $ $2,730

Monthly expenses: $ 2,255
??Housing: $700
??Car expenses: $ None
??Utilities: $65
??Phone, cable, internet: $40
??Food, entertainment: $400
??Clothing, household expenses $50
??Credit cards and other loans: $1000

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432505
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$252.70

Auction yield range:	11.29% - 12.00%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1995	Debt/Income ratio:	25%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	8y 10m
Amount delinquent:	$0	Revolving credit balance:	$16,442	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	basis-taiko	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to pay off credit cards and small loans for a single monthly payment

My financial situation:
I am a good candidate for this loan because I am a quality borrower and will repay this loan in a timely manner. ?

Monthly net income: $ 7200

Monthly expenses: $
??Housing: $ 1648.00
??Insurance: $ 300.00
??Car expenses: $?1200
??Utilities: $ 400.00
??Phone, cable, internet: $ 250.00
??Food: $?400.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 900
??Other expenses: $ 255
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432509
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.17%	Starting borrower rate/APR:	21.17% / 23.42%	Starting monthly payment:	$151.05

Auction yield range:	8.29% - 20.17%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-2003	Debt/Income ratio:	17%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$14,495	Occupation:	Architect
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	purposeful-commitment	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying our first House
Purpose of loan:
This loan will be used to pay off 2 major credit cards that have interest rates of 27% and 18% that I used during college.??Living on my own for those 5 years, balancing a part time job and getting my Masters Degree in Architecture turned out to be very expensive.??And unfortunately I had to put?most of my expenses?on?credit cards.? Now I'm out of school, have?a great job, and my fiance' and I would very much like to own our own place, but my debt is holding us back.? Paying off these debts will allow us to save money faster so our dream of becoming homeowners can come true.? ?:)?

My financial situation:
I am a good candidate for this loan because I have an excellent job?as an architect in?a very large and stable architectural engineering firm.? I am very diligent at paying my bills on time and keeping precise records of my finances.? I figure out my expenses every month and budget myself only so much extra spending cash so that I can pay as much as possible on my credit cards.? This doesn't leave much room for saving for a house.? This loan however would allow me to budget in a savings plan so that purchasing a house would be possible a lot sooner than it would be if I were paying off the debt on my own.

Monthly net income: $ 3000.00

Monthly expenses: $
??Housing: $ 369.50
??Insurance: $ 60.00
??Car expenses: $ 144.00 car payment?(only a few more?payments and its paid off!),?$ 75 for gas
??Utilities: $ 150.00
??Phone, cable, internet: $ 190.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $?700.00+ (I pay everything that?is left over on my credit card bills each month)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432515
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-2001	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	3 / 1	Employment status:	Not employed
Now delinquent:	1	Total credit lines:	44	Length of status:	0y 3m
Amount delinquent:	$600	Revolving credit balance:	$6	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	peaceful-basis0	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for my last semester
Purpose of loan:
This loan will be used to? pay for my last semester of graduate school.? Because of the current state of the economy and tightened credit criteria I was not able to borrow what I needed from a large bank like Citbank or PNC.? I was able to borrow a Stafford loan for part of the tuition but I still owe $5748.61.? Borrowing this money is important because while I have an outstanding balance with my University, I have no access to my official transcripts.? Without official transcripts, it will be difficult to find a job.

My financial situation:
I am a good candidate for this loan because? I will have my Masters degree in medical physics from the University of Pennsylvania in December of this year (2009).? Once I have a job as a medical physicist, my annual salary will very likely be $80,000 to 100,000.? If I cannot immediately obtain employment as a medical physicist, I will seek temporary employment as an HVAC technician, which was my profession before I returned to school in 2005.? The monthly payments on this loan will be easily manageable in either case.

Also, my credit is very nearly flawless.? I have had several revolving credit accounts for several years and never been late once for a monthly payment.? The only "flaw" in my credit history is a fraudulent contract that a martial arts gym illegally opened in my name in June, 2008.? I was told I was signing a bank withdrawal form, but apparently it was an application for a $5,400 line of credit to pay for the classes, not one of which have I ever attended.? If I had the money to sue the company (Performance Equity Partners), several lawyers have said that it would be an easy win.? Lawyer fees, however, are well beyond the fixed budget of a graduate student, and that endeavor will have to wait until I am finished with school.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432527
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$163.55

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1989	Debt/Income ratio:	19%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	12y 6m
Amount delinquent:	$0	Revolving credit balance:	$28,050	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	deal-ringleader9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off High Interest Credit Card
Purpose of loan:
This loan will be used to pay off a credit card that recently was adjusted to an unreasonable rate.

My financial situation:
I am a good candidate for this loan because I have?had the same employer (Sprint Nextel) for twelve years.? My income is secure and my expenses are proportional and predictable.?

Monthly net income: $7,000

Monthly expenses: $
??Housing: $ 1160
??Insurance: $ 115
? Car expenses: $ 100 (Fuel Only, Car is?Paid Off)
??Utilities: $ 0 (Included In Housing)
??Phone, cable, internet: $ 35
??Food, entertainment: $ 500
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 1055
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432533
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	24.04%	Starting borrower rate/APR:	25.04% / 27.35%	Starting monthly payment:	$159.12

Auction yield range:	8.29% - 24.04%	Estimated loss impact:	8.57%
Lender servicing fee:	1.00%	Estimated return:	15.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1986	Debt/Income ratio:	67%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	13 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$12,848	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	53%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	15	Homeownership:	No
Inquiries last 6m:	0
Screen name:	smart-money8	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Winter Transportation
Purpose of loan:
This loan will be used to?purchase a?truck for use this winter to go back and forth to work. The?truck that is want to purchase is?owned by a co-worker and is a 1999 Dodge Durango with 119,000 miles on it, however, it is in excellent condition and?has been looked at by my mechanic. It is an excellent purchase.?

My financial situation:
I am a good candidate for this loan because? although I am late on a couple of payments this month, those will be made up by the end of the month. I am also up for a pay increase which will make my debt to income ratio much better. After leaving a company that I had worked at for nearly 30 years, I started my own company and made some bad business decisions resulting in a Chapter 7 filing in 2005. However, I have worked hard to re-build my credit and have been somewhat successful. The current situation is the result of unexpected?bills for my daughter, but I have contacted my lenders and have advised them of the current situation and they understand. I will insure that this loan will be paid in line with the loans from my bank but before any other creditor's bills.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432535
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 30.10%	Starting monthly payment:	$61.63

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1994	Debt/Income ratio:	12%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	9y 3m
Amount delinquent:	$0	Revolving credit balance:	$105,298	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$100,000+
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	lilexec	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 96% )	720-739 (Latest)
Principal borrowed:	$25,000.00	< mo. late:	1 ( 4% )	700-719 (Jul-2008) 720-739 (Oct-2007)
Principal balance:	$9,485.96	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Bring Soldier Home for the Holidays
The purspose for this loan is to cover the travel expenses for my son to come home for the Holidays.? He is serving in the US Air Force.? He is starting his career in Avionics and his job includes performing the systems checks by starting the plane to make sure that the hydraulics and all works.? He is also working on his degree.? He plans to apply to become an officer and wants to become a pilot.? Today he gets to start the aircraft and someday soon he will be flying the aircraft.

Money is a little tight right now as my daughter is in College to become a Medical Assistant and eventually a Nurse.? I am very proud of my kids and they have promisng futures.? I just need a little help this Holiday season to bring my son home.? I am a single parent who has managed to support my kids on my own for the past 6 years.? I own my house for the past 5 years and I have a good career; going on my 10th year with the same company.? I have always taken care of my financial responsibilities.? Please help bring my son home for this Holiday season.? It would mean the World to me for all of us to be together.

I just wanted to add that the revolving credit includes my home equity loan.? I have one credit card that is now closed and I have been paying off the balance and one loan that is with prosper also shown above.? I helped my daughter buy a car this year for College and she makes the monthly payments.? I did give her the $1,500 for the down payment a few months ago.? Ironically, it's for the same amount that I need to get my son home.? My kids are my pride and joy.? Thank you for reading my posting and I hope that you can help bring my family together for the Holidays.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432539
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$164.35

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1983	Debt/Income ratio:	19%
Credit score:	640-659 (Oct-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	11y 10m
Amount delinquent:	$0	Revolving credit balance:	$2,301	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	66%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	stryidrmr	Borrower's state:	Texas	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off High Interest Credit Card
Purpose of loan:
This loan will be used to? Pay off and close credit cards with annual fees and very high interest rates.

My financial situation: I have no problem paying my credit card bills and I am current with those as well as my mortgage and car payment. Due to new regulations regarding credit cards, like many others, my credit card interest rates and fees have increased significantly.?This loan would enable me to pay off and close those accounts and make one monthly payment.?I have worked for my current employer for almost 12 years and have no reason to believe I will not be there for many more.
I am a good candidate for this loan because? I am dependable, stable and settled into my life.
Monthly net income: $ 3793.33

Monthly expenses: $
??Housing: $ 1245.00
??Insurance: $ 127.00
??Car expenses: $?40.00?
??Utilities: $ 182.00
??Phone, cable, internet: $?225.00
??Food, entertainment: $250.00 includes lunches?
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $?845.00 includes car note
??Other expenses: $ 206.00 HOA fees
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432545
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.49%	Starting borrower rate/APR:	29.49% / 31.86%	Starting monthly payment:	$506.07

Auction yield range:	11.29% - 28.49%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1995	Debt/Income ratio:	26%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	7y 7m
Amount delinquent:	$0	Revolving credit balance:	$30,777	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	78%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	mdtrapper	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying of Credit Cards
Purpose of loan:
Will be used to pay off multiple credit cards.? Since this summer rates have sky rocketed for no reason and I am committed to paying these off quickly.? Consolidating these makes perfect sense.
My financial situation:
I am a great candidate for this loan.? I have been with my current employer as a district manager for almost 8 years and have an excellent record of promotion and pay raises.? I?have a long history of paying my debts on time or early.? There is a bankrupcy on my report from 9 years ago, however, there wasn't any personal debt that was discharged during this, I owned a restaurant and it was the only way for me to get out of the lease after closing the business.? ?

Monthly net income: $ 4500

Monthly expenses: $
??Housing: $ 1140
??Insurance: $ 155
??Car expenses: $ 635
??Utilities: $ 200
??Phone, cable, internet: $ 50
??Food, entertainment: $ 150
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 700
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432547
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$254.71

Auction yield range:	17.29% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	43	Length of status:	0y 8m
Amount delinquent:	$2,041	Revolving credit balance:	$10,235	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	21	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	responsible-dollar9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
HR Firm: Growth Requires Staff
Purpose of loan:
This loan will be used to hire HR Coordinator ($2,400/month) and commission based sales staff to assist with my current sixteen (16) clients, revenue $35K (paid by Dec. 30, 2009) and 70 qualified leads. I currently manage all aspects of business (sales, proposals, partnerships, meeting clients, managing consultants). At this point in my growth, assistance will allow me to focus on growth and customer service. HREngageis a compliance-focused human resources outsourcing and consulting firm.My financial situation:
I am a good candidate for this loan because I am current on all debt despite a recent divorce and being a new business owner. I have a defined target market, substantial networks/referral partners, and 20 solid contracts (4 referral contracts with Insurance and P&C brokers). I am growing fast and this loan will allow me to bring in assistance so I can continue to grow.? I have modestly, with an extreme focus on maintaining a lean business model.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432563
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$82.18

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1997	Debt/Income ratio:	16%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Part-time employee
Now delinquent:	2	Total credit lines:	15	Length of status:	2y 10m
Amount delinquent:	$7,713	Revolving credit balance:	$3,152	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	67%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	meteoric-power	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
bill payment
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432565
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.17%	Starting borrower rate/APR:	21.17% / 23.68%	Starting monthly payment:	$56.64

Auction yield range:	8.29% - 20.17%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1994	Debt/Income ratio:	5%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	3 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	6y 2m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	eman48	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
car repairs
Purpose of loan:
This loan will be used to?
car repairs
My financial situation:
I am a good candidate for this loan because i make sure that my bills are paid every month and im also a lender
Monthly net income: $
3000
Monthly expenses: $
??Housing: $ 400
??Insurance: $ 100
??Car expenses: $ 300
??Utilities: $ 200
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432575
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,200.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$99.52

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1974	Debt/Income ratio:	54%
Credit score:	600-619 (Nov-2009)	Current / open credit lines:	29 / 28	Employment status:	Retired
Now delinquent:	0	Total credit lines:	47	Length of status:	9y 9m
Amount delinquent:	$0	Revolving credit balance:	$78,336	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	codyrun	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	13 ( 100% )	600-619 (Latest)
Principal borrowed:	$6,401.00	< mo. late:	0 ( 0% )	620-639 (Sep-2009) 620-639 (Aug-2009) 640-659 (Jul-2009) 620-639 (Oct-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Medical Emergency
Purpose of loan:
This loan will be used to replace needed cancer drugs within the upcoming months.

My financial situation:
I am a good candidate for this loan because, I have borrowed?two(2) loans?since 2006, and payed them both off with no lates and before time as?I planed to do with this loan.This loan will be automitic deducted as the two previous loans.Therefore,?I can assure you that Prosper lenders will be reinbursed for helping me.
Monthly net income: $ 2550??

Monthly expenses: $
??Housing: $ 790
??Insurance: $80??Car expenses: $?70
??Utilities: $100??Phone, cable, internet:?80??Food, entertainment: $ 300,??Clothing, household expenses $?75,?
??Credit cards and other loans: $?925
??Other expenses: 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432577
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	12.50%	Starting borrower rate/APR:	13.50% / 15.65%	Starting monthly payment:	$271.48

Auction yield range:	8.29% - 12.50%	Estimated loss impact:	8.27%
Lender servicing fee:	1.00%	Estimated return:	4.23%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1998	Debt/Income ratio:	19%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$10,320	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	bonus-broadcaster	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest Credit Cards
Purpose of loan:
This loan will be used to? Pay off very high interest credit cards.? MC $4395.18 Balance @ 29.9%, V $3543.00 Balance @ 24.9%

My financial situation:
I am a good candidate for this loan because??? I pay all my bills on time and have a secure job

Monthly net income: $
3200

Monthly expenses: $
??Housing: $ 1200
??Insurance: $
??Car expenses: $ PAID,?100 on Gas?(close to work, live in city)??Insurance?is very cheap
??Utilities: $?30
??Phone, cable, internet: $ Phone N/A, Cable $30, Net N/A
??Food, entertainment: $?350
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 7,500 Pre-existing Prosper loan opened over a year ago @ 13.4% to pay off BOA Loan. (Not delinquent 1 payment!!!)? 2,110 Balance on CC @ 6.24%
??Other expenses: $ Dry Cleaning, Laundry $25
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432581
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1967	Debt/Income ratio:	89%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	17 / 14	Employment status:	Retired
Now delinquent:	0	Total credit lines:	64	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$12,443	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	towering-bid	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Upgrading Bathroom and Kitchen
Purpose of loan:
This loan will be used to complete bathroom and driveway?

My financial situation:
I am a good candidate for this loan because I pay my bills on time and my husband has a good income?

Monthly net income: $3928.94 plus $3666.67 from consulting busness?

Monthly expenses: $ 2210
??Housing: $ 1500
??Insurance: $ 100
??Car expenses: $60
??Utilities: $ 150
??Phone, cable, internet: $100
??Food, entertainment: $ 100
??Clothing, household expenses $50
??Credit cards and other loans: $ 150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432613
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.09%	Starting borrower rate/APR:	17.09% / 19.29%	Starting monthly payment:	$321.28

Auction yield range:	6.29% - 16.09%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1995	Debt/Income ratio:	28%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	9y 10m
Amount delinquent:	$0	Revolving credit balance:	$28,770	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	organized-funds0	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Roof replacement - cover deductible
Purpose of loan:
This loan will be used to?

This loan will be used to cover the deductible and depreciation to re-roof my home.? I am also installing energy saving, impact resistant shingles to achieve a discount on my homeowner's policy and taxes (hopefully).
My financial situation:
I am a good candidate for this loan because?

My credit history shows that I am responsible and I make my payments on time. To my knowledge, I have never had one late payment reported on my credit report.? I need to borrow this little bit of money as opposed to putting it on a credit card to avoid the ridiculous interest I am currently being charged for being 5 days late on to payments.?
Information in the Description is not verified.